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                                    INDENTURE



                          Dated as of December 6, 2002



                                      Among



                           CONTINENTAL AIRLINES, INC.


                            WILMINGTON TRUST COMPANY,
                                   as Trustee


                      MORGAN STANLEY CAPITAL SERVICES INC.,
                             as Liquidity Provider


                                       and


                           MBIA INSURANCE CORPORATION,
                               as Policy Provider




                                  $200,000,000


                      Floating Rate Secured Notes due 2007




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                                TABLE OF CONTENTS

                                                                         PAGE

                                   ARTICLE 1.

                      DEFINITIONS AND RULES OF CONSTRUCTION


Section 1.1     Definitions.................................................1

Section 1.2     Rules of Construction.......................................1

                                   ARTICLE 2.

                                 THE SECURITIES


Section 2.1     Title, Form, Denomination and Execution of Securities.......1

Section 2.2     Restrictive Legends.........................................3

Section 2.3     Authentication of Securities................................5

Section 2.4     Transfer and Exchange.......................................5

Section 2.5     Book-Entry Provisions for Restricted Global Securities and
                Regulation S Global Securities..............................6

Section 2.6     Special Transfer Provisions.................................8

Section 2.7     Terms of Securities........................................11

Section 2.8     Registrar and Paying Agent.................................11

Section 2.9     Paying Agent to Hold Payments In Trust.....................12

Section 2.10    Record Dates...............................................13

Section 2.11    Securityholder Lists.......................................13

Section 2.12    Mutilated, Defaced, Destroyed, Lost and Stolen Securities..14

Section 2.13    Treasury Securities........................................15

Section 2.14    Temporary Securities.......................................15

Section 2.15    Cancellation...............................................15

Section 2.16    Defaulted Interest.........................................16

Section 2.17    CUSIP Numbers..............................................16

Section 2.18    Issuance of Subordinated Securities........................16

                                   ARTICLE 3.

                     LIQUIDITY PROVIDER AND POLICY PROVIDER

Section 3.1     Written Notice of Distribution.............................17

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Section 3.2     Priority of Distributions; Subordination...................18

Section 3.3     Other Payments.............................................20

Section 3.4     Payments to Liquidity Provider and Policy Provider.........21

Section 3.5     Liquidity Facility.........................................21

Section 3.6     The Policy.................................................28

Section 3.7     Designated Representatives.................................32

Section 3.8     Controlling Party..........................................32

Section 3.9     Company's Payment Obligations..............................33

Section 3.10    Execution of Support Documents.............................34

                                   ARTICLE 4.

                                   REDEMPTIONS


Section 4.1     Optional Redemption........................................34

Section 4.2     Redemption Notice to Trustee...............................34

Section 4.3     Selection of Securities to be Redeemed.....................35

Section 4.4     Notice of Redemption.......................................35

Section 4.5     Effect of Notice of Redemption.............................36

Section 4.6     Deposit of Redemption Price................................36

Section 4.7     Securities Redeemed in Part................................36

                                   ARTICLE 5.

                                    COVENANTS


Section 5.1     Payment of Securities......................................36

Section 5.2     Maintenance of Office or Agency............................37

Section 5.3     Corporate Existence........................................37

Section 5.4     Company Not to Consolidate, Merge, Convey or Transfer
                Except Under Certain Conditions............................37

Section 5.5     Reports by the Company.....................................39

                                   ARTICLE 6.

                                 INDEMNIFICATION

Section 6.1     General Indemnity..........................................39

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Section 6.2     Separate Agreement.........................................42

Section 6.3     Notice.....................................................42

Section 6.4     Notice of Proceedings; Defense of Claims; Limitations......42

Section 6.5     Information................................................43

Section 6.6     Subrogation; Further Assurances............................43

Section 6.7     Refunds....................................................43

                                   ARTICLE 7.

                              DEFAULT AND REMEDIES


Section 7.1     Events of Default..........................................44

Section 7.2     Acceleration...............................................45

Section 7.3     Other Remedies.............................................46

Section 7.4     Waiver of Past Defaults....................................46

Section 7.5     Control of Remedies........................................47

Section 7.6     Limitation on Suits........................................47

Section 7.7     Rights of Holders to Receive Payment.......................47

Section 7.8     Collection Suit by Trustee.................................48

Section 7.9     Trustee May File Proofs of Claim...........................48

Section 7.10    Application of Proceeds....................................49

Section 7.11    Undertaking for Costs......................................49

Section 7.12    Restoration of Rights on Abandonment of Proceedings........49

Section 7.13    Powers and Remedies Cumulative; Delay or Omission Not
                Waiver of Default..........................................49

                                   ARTICLE 8.

                                     TRUSTEE


Section 8.1     Duties of Trustee..........................................50

Section 8.2     Rights of Trustee..........................................51

Section 8.3     Individual Rights of Trustee...............................51

Section 8.4     Trustee's Disclaimer.......................................52

Section 8.5     Notice of Defaults.........................................52

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Section 8.6     Reports by Trustee to Holders..............................52

Section 8.7     Compensation and Indemnity.................................52

Section 8.8     Replacement of Trustee.....................................53

Section 8.9     Successor Trustee by Merger, etc...........................54

Section 8.10    Eligibility; Disqualification..............................54

Section 8.11    Preferential Collection of Claims Against Company..........54

Section 8.12    Other Capacities...........................................55

Section 8.13    Trust Accounts.............................................55

Section 8.14    Deposits to the Collection Account.........................56

Section 8.15    Certain Payments...........................................56

                                   ARTICLE 9.

                             DISCHARGE OF INDENTURE


Section 9.1     Discharge of Liability on Securities.......................57

Section 9.2     Application of Trust Money.................................57

Section 9.3     Repayment to Company.......................................57

Section 9.4     Reinstatement..............................................58

                                   ARTICLE 10.

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS


Section 10.1    Without Consent of The Controlling Party or Holders........58

Section 10.2    With Consent of the Controlling Party, Liquidity Provider
                and Holders................................................59

Section 10.3    Compliance with Trust Indenture Act........................60

Section 10.4    Revocation and Effect of Consents..........................60

Section 10.5    Notation on or Exchange of Securities......................61

Section 10.6    Trustee to Sign Amendments, etc............................61

Section 10.7    Effect of Supplement and/or Amendment......................61

                                   ARTICLE 11.

                                    SECURITY


Section 11.1    Other Operative Documents..................................61

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Section 11.2    Opinions, Certificates and Appraisals......................62

Section 11.3    Authorization of Actions to be Taken by the Trustee Under
                the Operative Documents....................................63

Section 11.4    Authorization of Receipt of Funds by the Trustee Under the
                Operative Documents and the Support Documents..............63

Section 11.5    Agreement as to Fair Market Value..........................63

                                   ARTICLE 12.

                                  MISCELLANEOUS


Section 12.1    Conflict with Trust Indenture Act of 1939..................64

Section 12.2    Notices; Waivers...........................................64

Section 12.3    Communications By Holders With Other Holders...............65

Section 12.4    Certificate and Opinion as to Conditions Precedent.........66

Section 12.5    Statements Required In Certificate or Opinion..............66

Section 12.6    Rules By Trustee, Paying Agent, Registrar..................67

Section 12.7    Effect of Headings.........................................67

Section 12.8    Governing Law..............................................67

Section 12.9    Quiet Enjoyment............................................68

Section 12.10   No Recourse Against Others.................................68

Section 12.11   Benefits of Indenture and the Securities Restricted........68

Section 12.12   Successors and Assigns.....................................68

Section 12.13   Counterpart Originals......................................68

Section 12.14   Severability...............................................68

APPENDIX I      Definitions
EXHIBIT A       Form of Security
EXHIBIT B       Form of Certificate to Request Removal of Restricted Legend
EXHIBIT C       Form of Certificate to be Delivered by an Institutional
                Accredited Investor

     INDENTURE dated as of December 6, 2002, among CONTINENTAL AIRLINES, INC., a Delaware corporation (the "COMPANY"), WILMINGTON TRUST COMPANY, a Delaware banking corporation ("WTC"), not in its individual capacity but solely as Trustee (the "TRUSTEE"), MORGAN STANLEY CAPITAL SERVICES INC., a Delaware corporation ("MSCS"), as Liquidity Provider, and MBIA INSURANCE CORPORATION, a New York insurance company, as Policy Provider.

     Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Securities.


                                   ARTICLE 1.

                      DEFINITIONS AND RULES OF CONSTRUCTION

     Section 1.1    DEFINITIONS.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in Section 1 of the Definitions Appendix attached hereto as Appendix I, which shall be a part of this Indenture as if fully set forth in this place.

     Section 1.2    RULES OF CONSTRUCTION.

     The rules of construction for this Indenture are set forth in Section 2 of the Definitions Appendix.

                                   ARTICLE 2.

                                 THE SECURITIES

     Section 2.1    TITLE, FORM, DENOMINATION AND EXECUTION OF SECURITIES.

     (a) The Initial Securities shall be known as the "INITIAL FLOATING RATE SECURED NOTES DUE 2007" and the Exchange Securities shall be known as the "EXCHANGE FLOATING RATE SECURED NOTES DUE 2007", in each case, of the Company. Each Security shall be substantially in the form set forth as Exhibit A hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Company or the Officers executing the Securities, as evidenced by the Company's or the Officers' execution of the Securities.

     (b) The Initial Securities shall be issued only in fully registered form without coupons and only in denominations of $100,000 or integral multiples of $1,000 in excess thereof, except that one Security may be issued in a different denomination. The Exchange Securities will be issued in denominations of $1,000 or integral multiples thereof, except that one Security may be issued in a different denomination. Each Security shall be dated the date of its authentication. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $200,000,000 except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 2.4, 2.6, 2.12, 2.14 or 10.5. The issuance of the Securities hereunder shall be collectively considered a single extension of credit to the Company.

     (c) The Initial Securities offered and sold in reliance on Rule 144A shall be issued, and will only be available, in the form of one or more global Securities substantially in the form of Exhibit A hereto with such applicable legends as are provided for in Section 2.2 (each, a "RESTRICTED GLOBAL SECURITY") duly executed by the Company and duly authenticated by the Trustee as herein provided. The Restricted Global Securities shall be in definitive, fully registered form without interest coupons and be registered in the name of DTC and deposited with the Trustee, at its Corporate Trust office, as custodian for DTC. The aggregate principal amount of any Restricted Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC for such Restricted Global Security, as provided in Section 2.6 hereof, which adjustments shall be conclusive as to the aggregate principal amount of any such Global Security.

     (d) The Initial Securities offered and sold outside the United States in reliance on Regulation S shall be issued, and will only be available, in the form of one or more global Securities substantially in the form of Exhibit A hereto (each, a "REGULATION S GLOBAL SECURITY") duly executed by the Company and duly authenticated by the Trustee as herein provided. The Regulation S Global Securities shall be in definitive, fully registered form without interest coupons and be registered in the name of DTC and deposited with the Trustee, at its Corporate Trust Office, as custodian for DTC, for credit initially and during the Restricted Period to the respective accounts of beneficial owners of such Securities (or to such other accounts as they may direct) at Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear or Clearstream. As used herein, the term "RESTRICTED PERIOD", with respect to the Regulation S Global Securities offered and sold in reliance on Regulation S, means the period of 40 consecutive days beginning on and including the later of
(i) the day on which the Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the Closing Date. The aggregate principal amount of any Regulation S Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC for such Global Security, as provided in Section 2.6 hereof, which adjustments shall be conclusive as to the aggregate principal amount of any such Global Security. The Restricted Global Security and Regulation S Global Security are sometimes collectively referred to herein as the "GLOBAL SECURITIES".

     (e) Initial Securities offered and sold to any Institutional Accredited Investor that is not a QIB in a transaction exempt from registration under the Securities Act (and other than as described in Section 2.1(d)) shall be issued substantially in the form of Exhibit A hereto in definitive, fully registered form without interest coupons with such applicable legends as are provided for in Section 2.2 (the "RESTRICTED DEFINITIVE SECURITIES") duly executed by the Company and duly authenticated by the Trustee as herein provided. Securities issued pursuant to Section 2.5(b) in exchange for interests in a Regulation S Global Security shall be issued in definitive, fully registered form without interest coupons (the "REGULATION S DEFINITIVE SECURITIES"). The Restricted Definitive Securities and the Regulation S Definitive Securities are sometimes collectively referred to herein as the "DEFINITIVE SECURITIES".

     (f) The Exchange Securities shall be issued in the form of one or more global Securities substantially in the form of Exhibit A hereto (each, a "GLOBAL EXCHANGE SECURITY"), except that (i) the Restricted Legend shall be omitted and
(ii) the Exchange Securities shall contain such appropriate insertions, omissions, substitutions and other variations from the form set forth in Exhibit A hereto relating to the nature of the Exchange Securities as the Officers of the Company executing such Exchange Securities on behalf of the Company may determine, as evidenced by such Officers' execution on behalf of the Company of such Exchange Securities. The Global Exchange Securities shall be in registered form and be registered in the name of DTC and deposited with the Trustee, at its Corporate Trust Office, as custodian for DTC. The aggregate principal amount of any Global Exchange Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC for such Global Exchange Security, which adjustments shall be conclusive as to the aggregate principal amount of any such Global Exchange Security. Subject to clauses (i) and (ii) of the first sentence of this Section 2.1(f), the terms hereof applicable to the Global Securities shall apply to the Global Exchange Securities, MUTATIS MUTANDIS, unless the context otherwise requires.

     (g) The definitive Securities shall be in registered form and shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner, all as determined by the Officers executing such Securities, as evidenced by their execution of such Securities.

     (h) The Securities shall be signed for the Company by the manual or facsimile signatures of two Officers. If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

     Section 2.2    RESTRICTIVE LEGENDS.

     All Initial Securities issued pursuant to this Indenture shall be "RESTRICTED SECURITIES" and shall bear a legend to the following effect (the "RESTRICTED LEGEND") except as provided in Section 2.6 or unless the Company and the Trustee determine otherwise consistent with applicable law:

         "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR

     BENEFIT OF, ANY PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A
     "QUALIFIED  INSTITUTIONAL  BUYER"  (AS  DEFINED  IN  RULE  144A  UNDER  THE
     SECURITIES ACT), (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THIS SECURITY OR THE LAST DATE ON WHICH THIS SECURITY WAS HELD BY CONTINENTAL AIRLINES, INC. OR ANY AFFILIATE OF CONTINENTAL AIRLINES, INC. RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO CONTINENTAL AIRLINES, INC.,
     (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT; AND (3) AGREES THAT IF IT SHOULD RESELL OR OTHERWISE TRANSFER THIS SECURITY IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THIS SECURITY OR THE LAST DATE ON WHICH THIS SECURITY WAS HELD BY CONTINENTAL AIRLINES, INC. OR ANY AFFILIATE OF CONTINENTAL AIRLINES, INC., THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS SECURITY TO CONTINENTAL AIRLINES, INC. OR ITS AGENT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS."

     Each Global Security and Global Exchange Security shall bear the following legend on the face thereof:

         "UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO
     CONTINENTAL  AIRLINES,  INC.  OR ITS AGENT FOR  REGISTRATION  OF  TRANSFER,

     EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IN EXCHANGE FOR THIS SECURITY IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 2.5 AND 2.6 OF THE INDENTURE REFERRED TO HEREIN."

     Section 2.3    AUTHENTICATION OF SECURITIES.

     (a) Subject to the limits set forth herein, the Trustee shall authenticate Securities for original issue upon written order of the Company signed by two Officers. The order shall specify the amount of Securities to be authenticated and the date on which the original issue of Securities is to be authenticated, shall provide instructions with respect to the delivery thereof and shall be accompanied by the documents specified in Section 12.4.

     The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or any Affiliate of the Company.

     (b) No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder

     Section 2.4    TRANSFER AND EXCHANGE.

     All Securities issued upon any registration of transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same interest therein, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     A Securityholder may transfer a Security, or request that a Security be exchanged for Securities (including, without limitation, subject to the proviso to this sentence, Exchange Securities) in authorized denominations and in an aggregate principal amount equal to the principal amount of such Security surrendered for exchange of other authorized denominations, by surrender of such Security to the Trustee with the form of transfer notice thereon duly completed and executed, and otherwise complying with the terms of this Indenture, including providing evidence of compliance with any restrictions on transfer, in form satisfactory to the Company, the Trustee and the Registrar; PROVIDED that exchanges of Initial Securities for Exchange Securities shall occur only after an Exchange Offer Registration Statement shall have been declared effective by the SEC (notice of which shall be provided to the Trustee by the Company) and otherwise only in accordance with the terms of the Exchange Offer. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Securityholder only upon, final acceptance and registration of the transfer by the Registrar in the Register. Prior to the registration of any transfer of a Security by a Securityholder as provided herein, the Company, the Registrar, the Paying Agent and the Trustee shall deem and treat the person in whose name the Security is registered on the Register as the absolute owner and holder thereof for the purpose of receiving payment of all amounts payable with respect to such Security and for all other purposes, and none of the Company, the Registrar, the Paying Agent or the Trustee shall be affected by any notice to the contrary. Furthermore, DTC shall, by acceptance of a Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book-entry system maintained by DTC (or its agent) and that ownership of a beneficial interest in the Security shall be required to be reflected in a book-entry. When Securities are presented to the Registrar with a request to register the transfer thereof or to exchange them for other authorized denominations of a Security in a principal amount equal to the aggregate principal amount of Securities surrendered for exchange, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met.

     To permit registrations of transfers and exchanges in accordance with the terms, conditions and restrictions hereof, the Company shall execute, and the Trustee shall authenticate, Securities at the Registrar's request. No service charge shall be made to a Securityholder for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Securities. All Securities surrendered for registration of transfer or exchange shall be canceled and subsequently destroyed by the Trustee.

     Section 2.5 BOOK-ENTRY PROVISIONS FOR RESTRICTED GLOBAL SECURITIES AND REGULATION S GLOBAL SECURITIES.

     (a) Members of, or participants in, DTC ("AGENT MEMBERS") shall have no rights under this Indenture with respect to any Global Security held on their behalf by DTC, or the Trustee as its custodian, and DTC may be treated by the Company, the Trustee and any agent of the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Trustee from giving effect to any written certification, proxy or other authorization furnished by DTC or shall impair, as between DTC and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security. Upon the issuance of any Global Security, the Registrar or its duly appointed agent shall record DTC as the registered holder of such Global Security.

     (b) Transfers of any Global Security shall be limited to transfers of such Restricted Global Security or Regulation S Global Security in whole, but not in part, to DTC. Beneficial interests in the Restricted Global Security and any Regulation S Global Security may be transferred in accordance with the rules and procedures of DTC and the provisions of Section 2.6. Beneficial interests in a Restricted Global Security or a Regulation S Global Security shall be delivered to all beneficial owners thereof in the form of Restricted Definitive Securities or Regulation S Definitive Securities, as the case may be, if (i) DTC notifies the Trustee that it is unwilling or unable to continue as depositary for such Restricted Global Security or Regulation S Global Security, as the case may be, and a successor depositary is not appointed by the Trustee within 90 days of such notice, and (ii) after the occurrence and during the continuance of an Event of Default, owners of beneficial interests in a Global Security with a principal amount aggregating not less than a majority of the outstanding principal amount of the Global Security advise the Trustee, the Company and DTC through Agent Members in writing that the continuation of a book-entry system through DTC or its successor is no longer in their best interests.

     (c) Any beneficial interest in one of the Global Securities that is transferred to a Person who takes delivery in the form of an interest in another Global Security will, upon such transfer, cease to be an interest in such Global Security and become an interest in the other Global Security and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Security for as long as it remains such an interest.

     (d)   In  connection  with the  transfer  of an  entire  Restricted  Global
Security or an entire  Regulation  S Global  Security to the  beneficial  owners thereof pursuant to paragraph (b) of this Section 2.5, such Restricted Global Security or Regulation S Global Security, as the case may be, shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate, to each beneficial owner identified by DTC in exchange for its beneficial interest in such Restricted Global Security or Regulation S Global Security, as the case may be, an equal aggregate principal amount of Restricted Definitive Securities or Regulation S Definitive Securities, as the case may be, of authorized denominations. None of the Company, the Registrar, the Paying Agent or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such registration instructions. Upon the issuance of Definitive Securities, the Company and the Trustee shall recognize the Person in whose name the Definitive Securities are registered in the Register as Securityholders hereunder.

     (e) Any Definitive Security delivered in exchange for an interest in the Restricted Global Security pursuant to paragraph (b) of this Section 2.5 shall, except as otherwise provided by paragraph (e) of Section 2.6, bear the Restricted Legend.

     (f) Prior to the expiration of the Restricted Period, any Regulation S Definitive Security delivered in exchange for an interest in a Regulation S Global Security pursuant to paragraph (b) of this Section 2.5 shall bear the Restricted Legend.

     (g) The registered holder of any Restricted Global Security or Regulation S Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

     (h) Neither the Company nor the Trustee shall be liable if the Trustee or the Company is unable to locate a qualified successor clearing agency.

     Section 2.6    SPECIAL TRANSFER PROVISIONS.

     Unless and until (i) an Initial Security is sold under an effective Shelf Registration Statement, or (ii) an Initial Security is exchanged for an Exchange Security pursuant to an effective Exchange Offer Registration Statement, in each case pursuant to the terms of the Registration Rights Agreement, the following provisions shall apply to such Initial Securities:

     (a) TRANSFERS TO NON-QIB INSTITUTIONAL ACCREDITED INVESTORS. The following provisions shall apply with respect to the registration of any proposed transfer of a Security to any Institutional Accredited Investor that is neither a QIB nor a Non-U.S. Person:

           (i) The Registrar shall register the transfer of any Security, whether or not bearing the Restricted Legend, only if (x) the requested transfer is at least two years after the later of the (A) Closing Date and
     (B) the last date on which such Security was held by the Company or any affiliate of the Company or (y) the proposed transferor is an Initial
     Purchaser who is transferring Securities purchased under the Purchase Agreement and the proposed transferee has delivered to the Registrar a letter substantially in the form of Exhibit C hereto and the aggregate principal amount of the Securities being transferred is at least $100,000. Except as provided in the foregoing sentence, the Registrar shall not register the transfer of any Security to any Institutional Accredited Investor that is neither a QIB nor a Non-U.S. Person.

          (ii) If the proposed transferor is an Agent Member holding a beneficial interest in a Restricted Global Security, upon receipt by the Registrar of (x) the documents, if any, required by paragraph (i) and (y) instructions given in accordance with DTC's and the Registrar's procedures, the Registrar shall reflect on its books and records the date of the transfer and a decrease in the principal amount of such Restricted Global Security in an amount equal to the principal amount of the beneficial interest in such Restricted Global Security to be transferred, and the

     Trustee shall execute, authenticate and deliver to the transferor or at its direction, one or more Restricted Definitive Securities of like tenor and amount.

     (b) TRANSFERS TO QIBS. The following provisions shall apply with respect to the registration of any proposed transfer of an Initial Security to a QIB (excluding Non-U.S. Persons):

           (i) If the Security to be transferred consists of a Restricted Definitive Security, or of an interest in any Regulation S Global Security during the Restricted Period, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Initial Security stating, or has otherwise advised the Company, the Trustee and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Initial Security stating, or has otherwise advised the Company, the Trustee and the Registrar in writing, that it is purchasing the Initial Security for its own account or an account with respect to which it exercises sole investment discretion and that it, or the Person on whose behalf it is acting with respect to any such account, is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

           (ii) Upon receipt by the Registrar of the documents required by clause (i) above and instructions given in accordance with DTC's and the Registrar's procedures therefor, the Registrar shall reflect on its books and records the date of such transfer and an increase in the principal amount of a Restricted Global Security in an amount equal to the principal amount of the Restricted Definitive Securities or interests in such Regulation S Global Security, as the case may be, being transferred, and the Trustee shall cancel such Definitive Securities or decrease the amount of such Regulation S Global Security so transferred.

     (c) TRANSFERS OF INTERESTS IN THE REGULATION S GLOBAL SECURITY OR REGULATION S DEFINITIVE SECURITIES. After the expiration of the Restricted Period, the Registrar shall register any transfer of interests in any Regulation S Global Security or Regulation S Definitive Security without requiring any additional certification. Until the expiration of the Restricted Period, interests in the Regulation S Global Security may only be held through Agent Members acting for and on behalf of Euroclear and Clearstream.

     (d) TRANSFERS TO NON-U.S. PERSONS AT ANY TIME. The following provisions shall apply with respect to any registration of any transfer of an Initial Security to a Non-U.S. Person:

           (i) Prior to the expiration of the Restricted Period, the Registrar shall register any proposed transfer of an Initial Security to a Non-U.S. Person upon receipt of a certificate substantially in the form set forth as Exhibit B hereto from the proposed transferor.

           (ii) After the expiration of the Restricted Period, the Registrar shall register any proposed transfer to any Non-U.S. Person if the Security to be transferred is a Restricted Definitive Security or an interest in a Restricted Global Security, upon receipt of a certificate substantially in the form of Exhibit B from the proposed transferor. The Registrar shall promptly send a copy of such certificate to the Company.

           (iii) Upon receipt by the Registrar of (x) the documents, if any, required by clause (ii) and (y) instructions in accordance with DTC's and the Registrar's procedures, the Registrar shall reflect on its books and records the date of such transfer and a decrease in the principal amount of such Restricted Global Security in an amount equal to the principal amount of the beneficial interest in such Restricted Global Security to be transferred, and, upon receipt by the Registrar of instructions given in accordance with DTC's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Regulation S Global Security in an amount equal to the principal amount of the Restricted Definitive Security or the Restricted Global Security, as the case may be, to be transferred, and the Trustee shall cancel the Definitive Security, if any, so transferred or decrease the amount of such Restricted Global Security.

     (e) RESTRICTED LEGEND. Upon the transfer, exchange or replacement of Securities not bearing the Restricted Legend, the Registrar shall deliver Securities that do not bear the Restricted Legend. Upon the transfer, exchange or replacement of Securities bearing the Restricted Legend, the Registrar shall deliver only Securities that bear the Restricted Legend unless either (i) the circumstances contemplated by paragraph (d)(ii) of this Section 2.6 exist or
(ii) there is delivered to the Registrar an opinion of counsel to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

     (f) GENERAL. By acceptance of any Security bearing the Restricted Legend, each Holder of such Security acknowledges the restrictions on transfer of such Security set forth in such Restricted Legend and otherwise in this Indenture and agrees that it will transfer such Security only as provided in such Restricted Legend and otherwise in this Indenture. The Registrar shall not register a transfer of any Security unless such transfer complies with the restrictions on transfer, if any, of such Security set forth in such Restricted Legend and otherwise in this Indenture. In connection with any transfer of Securities, each Securityholder agrees by its acceptance of the Securities to furnish the Registrar or the Trustee such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act and in accordance with the terms and provisions of this Article 2; PROVIDED that the

     Registrar shall not be required to determine the sufficiency of any such certifications, legal opinions or other information.

     Until such time as no Securities remain Outstanding, the Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.5 or this Section 2.6. The Trustee, if not the Registrar at such time, shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

     Section 2.7    TERMS OF SECURITIES.

     The outstanding principal amount of the Securities shall be due on December 6, 2007. The Securities shall bear interest on the unpaid principal amount thereof from time to time outstanding from the most recent Interest Payment Date to which interest has been paid (or, if no interest has been paid, from the Closing Date) at the rate per annum for each Interest Period equal to the Debt Rate for such Interest Period (calculated on the basis of a year of 360 days and actual days elapsed during the period for which such amount accrues). Accrued interest on the Securities shall be payable in arrears on each Interest Payment Date, until the principal amount of the Securities has been paid in full, PROVIDED that if such payment in full is not made on an Interest Payment Date, accrued interest shall be paid on the date of such payment in full rather than the next Interest Payment Date. Interest on the Securities shall accrue with respect to the first but not the last day of each Interest Period. The Securities shall bear interest, payable on demand, at the Payment Due Rate (calculated on the basis of a year of 360 days and actual days elapsed during the period for which such amount accrues) on any part of the principal amount, and, to the extent permitted by applicable Law, interest and any other amounts payable thereunder not paid when due, in each case for the period the same is overdue. Amounts under any Security shall be overdue if not paid when due (whether at stated maturity, by acceleration or otherwise). Notwithstanding anything to the contrary contained herein, if any date on which a payment under any Security becomes due and payable is not a Business Day then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest payable thereunder.

     Section 2.8    REGISTRAR AND PAYING AGENT.

     The Company shall maintain an office or agency where Securities eligible for transfer or exchange may be presented for registration of transfer or for exchange ("REGISTRAR") and an office or agency where Securities may be presented for payment ("PAYING AGENT"). The Registrar shall keep a register of the Securities and of their transfer and exchange ("REGISTER"). Such Register shall be in written form in the English language. At all reasonable times such Register shall be open for inspection by the Trustee. The Company may have one or more co-Registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

     The Company may enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such.

     The Company initially appoints WTC as Registrar and Paying Agent.

     Section 2.9    PAYING AGENT TO HOLD PAYMENTS IN TRUST.

     Each Paying Agent shall hold in trust for the benefit of Securityholders all Payments held by the Paying Agent for the payment of principal of, interest on, and Premium, if any, and Break Amount, if any, with respect to, the Securities and shall notify the Trustee of any default by the Company in making any such payment. The Company at any time may require a Paying Agent to pay all Payments held by it to the Trustee and account for any funds disbursed and the Trustee may at any time during the continuance of any Payment Default, upon written request to a Paying Agent, require such Paying Agent to pay all Payments held by it to the Trustee and to account for any Payments distributed. Upon receipt of such Payment, the Trustee shall immediately deposit all such amounts in the Collection Account. Upon doing so the Paying Agent shall have no further liability for the Payments.

     The Paying Agent, as agent for the Company, shall exclude and withhold at the appropriate rate from each payment of principal of, interest on, Premium, if any, Break Amount, if any, and other amounts due hereunder or under each Security (and such exclusion and withholding shall constitute payment in respect of such Security) any and all United States withholding taxes applicable thereto as required by Law. The Paying Agent agrees to act as such withholding agent and, in connection therewith, whenever any present or future United States taxes or similar charges are required to be withheld with respect to any amounts payable hereunder or in respect of the Securities, to withhold such amounts and timely pay the same to the appropriate authority in the name of and on behalf of the Securityholders, that it will file any necessary United States withholding tax returns or statements when due, and that as promptly as possible after the payment thereof it will deliver to each Securityholder (with a copy to the Company) appropriate receipts showing the payment thereof, together with such additional documentary evidence as any such Securityholder may reasonably request from time to time.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

     (a) hold all Payments received by it as such agent for the payment of the principal of, interest on, Premium, if any, or Break Amount, if any, with respect to the Securities in trust for the benefit of the Persons entitled thereto until such Payments shall be paid to such Persons or otherwise disposed of as herein provided;

     (b) promptly give the Trustee notice of any failure by the Company to make any payment of the principal of, interest on, Premium, if any, or Break Amount, if any, with respect to, the Securities when the same shall be due and payable; and

     (c) at any time during the continuance of any such failure, upon the written request of the Trustee, forthwith pay to the Trustee all Payments so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, direct any Paying Agent to pay to the Trustee all Payments held in trust by such Paying Agent, such Payments to be held by the Trustee upon the same trusts as those upon which such Payments were held by such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such Payments held by it as Paying Agent.

     Any Payments deposited with the Trustee or any Paying Agent in trust for the payment of the principal of, interest on, or Premium, if any, or Break Amount, if any, with respect to, any Security and unclaimed for two (2) years after such principal, interest, Premium, if any, or Break Amount, if any, has become due and payable shall be paid to the Company on its request, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof and all liability of the Trustee or such Paying Agent with regard to such Payments shall thereupon cease.

     Section 2.10   RECORD DATES.

     The Person in whose name any Security is registered at the close of business on any Record Date with respect to any Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date to the extent provided by such Security, except if and to the extent the Company shall default in the payment of the interest due on such Interest Payment Date, in which case defaulted interest shall be paid to the Person in whose name the Outstanding Security is registered at the close of business on the subsequent record date (which shall be not less than five (5) Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Company to the Holders of Securities not less than fifteen (15) days preceding such subsequent record date (a "SPECIAL RECORD DATE") pursuant to Section 2.16.

     Section 2.11   SECURITYHOLDER LISTS.

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before each Distribution Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

     Section 2.12   MUTILATED,  DEFACED,  DESTROYED,  LOST AND STOLEN
                    SECURITIES.

     In case any temporary or definitive Security shall become mutilated, defaced or be apparently destroyed, lost or stolen, subject to compliance with the following sentence and in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute, and the Trustee shall authenticate and deliver, a new Security, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and substitution for the Security so apparently destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

     Upon the issuance of any substitute Security pursuant to the preceding paragraph, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security which has matured or is about to mature, shall become mutilated or defaced or be apparently destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of such Security (without surrender of such Security except in the case of a mutilated or defaced Security), as applicable, if the applicant for such payment shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as any of them may require to save each of them harmless from all risks, however remote, and, in every case of apparent destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee and any agent of the Company or the Trustee evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

     Every substitute Security issued pursuant to the provisions of this Section by virtue of the fact that any Security is apparently destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the apparently destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall also be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities duly authenticated and delivered hereunder. Every substitute Security issued pursuant to the provisions of this Section 2.12 by virtue of the fact that any Security is mutilated or defaced shall constitute an additional contractual obligation of the Company and shall be entitled to all the benefits of (but shall also be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of the same series duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated or defaced or apparently destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

     Section 2.13   TREASURY SECURITIES.

     In determining whether the Holders of the required principal amount of Securities have given or concurred in any amendment, request, demand, authorization, direction, notice, consent or waiver under this Indenture or any other Operative Document, Securities owned by the Company or any of its Affiliates shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that, for the purposes of determining whether the Trustee shall be protected in relying on any such amendment, request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee that neither the Company nor any of its majority-owned subsidiaries is affiliated with the pledgee or any Affiliate of the pledgee and that the pledgee has the present right (subject to no contrary obligation or understanding) so to act with respect to the Securities as a Holder independently of any direction by or interest of the Company or any of its Affiliates. In case of a dispute as to such right, the Trustee in good faith shall be entitled to rely upon the advice of counsel, including counsel for the Company. Upon request of the Trustee, the Company shall promptly furnish to the Trustee a certificate of an Officer listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of the Company or any of its Affiliates; and subject to Sections 8.1 and 8.2 herein, the Trustee shall be entitled to accept such certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

     Section 2.14   TEMPORARY SECURITIES.

     Until definitive Securities are ready for delivery, the Company may prepare, and, upon written order of the Company, the Trustee shall authenticate, temporary Securities in any authorized denominations. Temporary Securities shall be substantially of the tenor of the definitive Securities in lieu of which they are issued but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate and deliver definitive Securities in exchange for temporary Securities. Until so exchanged, the temporary Securities shall be entitled to the same benefits under this Indenture as definitive Securities of the same series.

     Section 2.15   CANCELLATION.

     The Company may at any time deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The

Trustee and no one else shall cancel all Securities surrendered for transfer, exchange, payment or cancellation. The Company may not issue new Securities to replace Securities it has paid or which have been delivered to the Trustee for cancellation. The Trustee shall destroy all canceled Securities and, if requested, deliver a certificate of such destruction to the Company. If the Company shall acquire any of the Securities, such acquisition shall not operate as a satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

     Section 2.16   DEFAULTED INTEREST.

     If any payment of interest on the Securities due on any Interest Payment Date becomes an Overdue Scheduled Payment, the Company shall pay such defaulted interest, plus interest on the defaulted interest, at the Payment Due Rate to the extent permitted by law and the terms thereof, to the persons who are Securityholders on a subsequent Special Record Date. The Company shall fix the Special Record Date and payment date. At least fifteen (15) days before the Special Record Date, the Company shall mail to each Securityholder a notice that states the Special Record Date, the payment date and the amount of defaulted interest to be paid.

     Section 2.17   CUSIP NUMBERS.

     The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED, HOWEVER, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

     Section 2.18   ISSUANCE OF SUBORDINATED SECURITIES.

     After the Closing Date, the Company shall be entitled to issue a second series of securities under this Indenture (the "SUBORDINATED SECURITIES") that shall have such terms as shall be set forth in an amendment to this Indenture, PROVIDED that in no event shall any such amendment (i) provide for a distribution to be made on such Subordinated Securities on a Distribution Date prior to all distributions having been made pursuant to clauses FIRST through SEVENTH, inclusive, of Section 3.2 or (ii) (x) provide such Subordinated Securities the benefit of any credit support similar to the Liquidity Facility or the Policy (unless claims for fees, interest, expenses, reimbursement of advances and other obligations arising from such credit support rank below clause SEVENTH of Section 3.2) or (y) amend or modify any of the provisions of
Section 3.5, 3.6(d) or 3.8(c), unless, in the case of either clause (x) or (y), the prior written consent of the Liquidity Provider shall have been obtained. The Subordinated Securities shall not be issued, and no such amendment to this Indenture shall be made, unless the Controlling Party shall have consented in writing to such issuance and amendment and the Company shall have obtained Ratings Confirmation with respect to such issuance and amendment. Upon Request of the Company, the Trustee shall execute and deliver an amendment to the Indenture permitted by this Section 2.18.


                                   ARTICLE 3.

                     LIQUIDITY PROVIDER AND POLICY PROVIDER

     Section 3.1    WRITTEN NOTICE OF DISTRIBUTION.

     (a) No later than 3:00 p.m. (New York City time) on the Business Day immediately preceding each Distribution Date, each of the following Persons shall deliver to the Trustee a Written Notice setting forth the following information as at the close of business on such Business Day:

           (i) The Liquidity Provider shall set forth the amounts to be paid to it in accordance with clauses "first", "second", "third", "fourth" and "fifth" of Section 3.2; and

           (ii) The Policy Provider shall set forth the amounts to be paid to it in accordance with clauses "first", "second", "third", "fourth" and "eighth" of Section 3.2.

     The notices required under this Section 3.1(a) may be in the form of a schedule or similar document provided to the Trustee by the Persons referenced therein or by any one of them, which schedule or similar document may state that, unless there has been a prepayment of the Securities, such schedule or similar document is to remain in effect until any substitute notice or amendment shall be given to the Trustee by the Person providing such notice. Any amounts requested and received under the Policy Fee Letter or the Policy Provider
Agreement or any amounts for which the Policy Provider is not entitled to be reimbursed pursuant to the provisions of the Policy Provider Agreement may not be requested by the Policy Provider under this Section 3.1(a) nor distributed to the Policy Provider under Section 3.2.

     (b) At such time as the Liquidity Provider or the Policy Provider shall have received all amounts owing to it pursuant to Section 3.2 hereof and its commitment or obligations under the Liquidity Facility or the Policy, as the case may be, shall have terminated or expired, such Person shall, by a Written Notice, so inform the Trustee.

     (c) The Trustee shall be fully protected in relying on any of the information set forth in a Written Notice provided by the Liquidity Provider or the Policy Provider pursuant to paragraphs (a) or (b) above and shall have no independent obligation to verify, calculate or recalculate any amount set forth in any Written Notice delivered in accordance with such paragraphs.

     (d) In the event the Trustee shall not receive from any Person any information set forth in paragraph (a) above which is required to enable the Trustee to make a distribution to such Person pursuant to Section 3.2, the

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Trustee  shall  request  such  information  and,  failing  to  receive  any such information, the Trustee shall not make such distribution(s) to such Person. In such event, the Trustee shall make distributions pursuant to clauses "FIRST" through "TENTH" of Section 3.2 to the extent it shall have sufficient information to enable it to make such distributions, and shall continue to hold any funds remaining, after making such distributions, until the Trustee shall receive all necessary information to enable it to distribute any funds so withheld.

     (e) On such dates (but not more frequently than monthly) as the Liquidity Provider or the Policy Provider shall request, but in any event automatically at the end of each calendar quarter, the Trustee shall send to such Person a written statement reflecting all amounts on deposit with the Trustee pursuant to
Section 3.1(d) hereof.

     Section 3.2    PRIORITY OF DISTRIBUTIONS; SUBORDINATION.

     Except as otherwise provided in Sections 3.1(d), 3.3, 3.5(b), 3.5(k) and 3.6, amounts on deposit in the Collection Account on any Distribution Date shall be promptly distributed in the following order of priority and in accordance with the information provided to the Trustee pursuant to Section 3.1(a) hereof:

           FIRST, if an Event of Default shall have occurred and be continuing on such Distribution Date, such amount as shall be required to reimburse
     (i) the Trustee for any reasonable out-of-pocket costs and expenses actually incurred by it (to the extent not previously reimbursed) in the protection of, or the realization of the value of, the Collateral, shall be applied by the Trustee in reimbursement of such costs and expenses, (ii) the Policy Provider for any amounts of the nature described in clause (i) above actually incurred by it under the Policy Provider Agreement (to the extent not previously reimbursed), shall be distributed to the Policy Provider, and (iii) the Liquidity Provider, the Policy Provider or any Securityholder for payments, if any, made by it to the Trustee in respect of amounts described in clause (i) above, shall be distributed to the Liquidity Provider, the Policy Provider or to the Trustee for the account of such Securityholder, in each such case, pro rata on the basis of all amounts described in clauses (i) through (iii) above.

           SECOND, such amount as shall be required to pay (i) all accrued and unpaid Liquidity Expenses owed to the Liquidity Provider and (ii) all accrued and unpaid Policy Expenses owed to the Policy Provider, shall be distributed to the Liquidity Provider and the Policy Provider pro rata on the basis of the amount of Liquidity Expenses and Policy Expenses owed to the Liquidity Provider and the Policy Provider;

          THIRD, such amount as shall be required to pay (i) the aggregate amount of accrued and unpaid interest on all Liquidity Obligations (at the rate, or in the amount, provided in the Liquidity Facility and determined after application of the proceeds of any Policy Drawing pursuant to Section 3.6(d) or other payment by the Policy Provider to the Liquidity Provider in respect of any interest on Drawings in accordance with the provisions of
     Section  3.8(c)),  (ii) the  aggregate  amount of accrued and unpaid Policy

     Provider Interest Obligations and (iii) if the Policy Provider has paid pursuant to Section 3.6(d) or the proviso to Section 3.8(c) to the Liquidity Provider all outstanding Drawings and interest thereon owing to the Liquidity Provider under the Liquidity Facility, the amount of such payments made to the Liquidity Provider attributable to interest accrued on Drawings under the Liquidity Facility, shall be distributed to the Liquidity Provider and the Policy Provider, as the case may be, pro rata on the basis of the amounts owed to the Liquidity Provider and the Policy Provider under subclauses (i), (ii) and (iii) of this clause "third";

           FOURTH,  such  amount  as  shall  be  required  (i)(A)  if  the  Cash
     Collateral Account had been previously funded as provided in Section 3.5(f), unless (1) on such Distribution Date the Securities are Non-Performing and a Liquidity Event of Default shall have occurred and be continuing or (2) the Final Drawing shall have occurred, to fund the Cash Collateral Account up to the Required Amount (less the amount of any repayments of Interest Drawings under the Liquidity Facility while subclause (i)(A)(1) above is applicable) shall be deposited in the Cash Collateral Account, (B) if the Liquidity Facility shall become a Downgraded Facility or a Non-Extended Facility at a time when unreimbursed Interest Drawings under the Liquidity Facility have reduced the Available Amount to zero, unless (1) on such Distribution Date the Securities are Non-Performing and a Liquidity Event of Default shall have occurred and be continuing or (2) the Final Drawing shall have occurred, to deposit into the Cash Collateral Account an amount equal to the Required Amount (less the amount of any repayments of Interest Drawings under the Liquidity Facility while subclause (i)(B)(1) above is applicable) shall be deposited in the Cash Collateral Account, and (C) if neither subclause (i)(A) nor subclause (i)(B) of this clause "fourth" is applicable, to pay or reimburse the Liquidity Provider in an amount equal to the amount of all Liquidity Obligations then due under the Liquidity Facility (other than amounts payable pursuant to Section 3.6(d) or clause "second" or "third" of this
     Section 3.2), net of any and all payments made by the Policy Provider to the Liquidity Provider with respect to the principal of any Interest Drawing, and (ii) if the Policy Provider has paid pursuant to the proviso to Section 3.8(c) to the Liquidity Provider all outstanding Drawings and interest thereon owing to the Liquidity Provider under the Liquidity Facility, the amount of such payments made to the Liquidity Provider in respect of principal of Drawings under the Liquidity Facility, shall be paid to the Policy Provider, pro rata on the basis of the amounts of all such deficiencies and/or unreimbursed Liquidity Obligations payable to the Liquidity Provider and the amount of such unreimbursed Policy Provider Obligations payable to the Policy Provider, in each instance, under this clause "fourth";

           FIFTH, if any amounts are to be distributed pursuant to either subclause (i)(A) or (i)(B) of clause "fourth" above, then the Liquidity Provider shall be paid the excess of (x) the aggregate outstanding amount of unreimbursed Advances (whether or not then due) under the Liquidity Facility over (y) the Required Amount (less the amount of any repayments of

     Interest Drawings under the Liquidity Facility while subclause (i)(A)(1) or
     (i)(B)(1), as the case may be, of clause "fourth" above is applicable);

           SIXTH, if an Event of Default shall have occurred and be continuing on such Distribution Date and at all times thereafter, such amount as shall be required to reimburse or pay (i) the Trustee for any Tax (other than Taxes imposed on compensation paid hereunder), expense, fee, charge or other loss incurred by or any other amount payable to the Trustee in connection with the transactions contemplated hereby (to the extent not previously reimbursed), shall be applied by the Trustee in reimbursement of such amount, and (ii) each Securityholder for payments, if any, made by it pursuant to an indemnity provided pursuant to Section 7.6(c) hereof in respect of amounts described in subclause (i) above, shall be distributed to the Trustee for the account of such Securityholder, in each such case, pro rata on the basis of all amounts described in subclauses (i) and (ii) of this clause "sixth";

           SEVENTH, such amount as shall be required to pay in full amounts due to the Securityholders on such Distribution Date;

           EIGHTH, such amount as shall be required to pay the Policy Provider all Policy Provider Obligations then due and unpaid (other than amounts payable pursuant to clauses "first", "second", "third" and "fourth" of this
     Section 3.2) shall be paid to the Policy Provider;

           NINTH, such amount as shall be required to pay in full the aggregate unpaid amount of fees and expenses payable as of such Distribution Date to the Trustee pursuant to the terms of this Indenture (other than amounts payable pursuant to clauses "first" and "sixth" of this Section 3.2), shall be distributed to the Trustee; and

           TENTH, the balance, if any, of any such amount remaining thereafter shall be paid to the Company unless on such Distribution Date (i) an Event of Default has occurred and is continuing or (ii) any amount due to the Liquidity Provider or the Policy Provider from the Company has not been paid, in which case such amount shall be held in the Collection Account for later distribution in accordance with this Article 3 or paid to the Company upon discharge of the Indenture pursuant to Article 9.

     Section 3.3    OTHER PAYMENTS.

     (a) Any payments received by the Trustee for which no provision as to the application thereof is made in this Indenture shall be distributed by the Trustee in the order of priority specified in Section 3.2 hereof.

     (b) Notwithstanding the priority of payments specified in Section 3.2, in the event any Investment Earnings on amounts on deposit in the Cash Collateral Account resulting from an Unapplied Provider Advance are deposited in the

Collection Account, such Investment Earnings shall be used to pay interest payable in respect of such Unapplied Provider Advance to the extent of such Investment Earnings.

     (c) If the Trustee receives any Payment after the Scheduled Payment Date relating thereto, then the Trustee shall deposit such Payment in the Collection Account and distribute such Payment on the next Distribution Date in accordance with the priority of distributions set forth in Section 3.2 hereof.

     Section  3.4   PAYMENTS  TO  LIQUIDITY   PROVIDER   AND  POLICY   PROVIDER.

     Any  amounts  distributed  hereunder  to the  Liquidity  Provider or Policy
Provider shall be paid to the Liquidity Provider or Policy Provider by wire transfer of funds to the address the Liquidity Provider or Policy Provider shall provide to the Trustee. The Trustee shall provide a Written Notice of any such transfer to the Liquidity Provider or Policy Provider, as the case may be, at the time of such transfer.

     Section 3.5    LIQUIDITY FACILITY.

     (a) INTEREST DRAWINGS. If on any Distribution Date, after giving effect to the subordination provisions of Section 3.2, the Trustee shall not have sufficient funds for the payment of any amounts due and owing in respect of accrued interest on the Securities (at the Debt Rate), then, prior to 12:30 p.m. (New York City time) on such Distribution Date, the Trustee shall request a drawing (each such drawing, an "INTEREST DRAWING") under the Liquidity Facility (and concurrently with the making of such request, the Trustee will give notice to the Policy Provider of such insufficiency of funds) in an amount equal to the lesser of (x) an amount sufficient to pay the amount of such accrued interest (at the Debt Rate) and (y) the Available Amount, and shall pay such amount to the Securityholders in accordance with the provisions of this Indenture in payment of such accrued interest.

     (b) APPLICATION OF INTEREST DRAWINGS. Notwithstanding anything to the contrary contained in this Indenture, all payments received by the Trustee in respect of an Interest Drawing under the Liquidity Facility and all amounts withdrawn by the Trustee from the Cash Collateral Account, and payable in each case to the Securityholders, shall be promptly distributed to the Securityholders in accordance with the provisions of this Indenture, PROVIDED that if (x) the Trustee shall receive any amount in respect of an Interest Drawing under the Liquidity Facility or a withdrawal from the Cash Collateral Account to pay Accrued Interest after such Accrued Interest has been fully paid to the Securityholders by a Policy Drawing under the Policy pursuant to Section 3.6(a) hereof or (y) the Trustee shall receive any amount in respect of a Policy Drawing under the Policy pursuant to Section 3.6(a) hereof to fully pay Accrued Interest after such Accrued Interest has been paid (in full or in part) to the Securityholders by an Interest Drawing under the Liquidity Facility or a withdrawal from the Cash Collateral Account, the Trustee, in the case of either clause (x) or (y), shall pay an amount equal to the amount of such Interest Drawing or withdrawal directly to the Policy Provider as reimbursement of such Policy Drawing rather than to the Securityholders.

     (c) DOWNGRADE DRAWINGS. (i) A Downgrade Drawing under the Liquidity Facility shall be requested by the Trustee as provided in Section 3.5(c)(iii), if at any time, (x) so long as MSCS is the Liquidity Provider, the short-term unsecured debt rating of the Liquidity Guarantor is lower than the applicable Threshold Rating issued by either Moody's or Standard & Poor's or the related Liquidity Guarantee ceases to be in full force and effect or becomes invalid or unenforceable or the Liquidity Guarantor denies its liability thereunder, or (y) if MSCS is not the Liquidity Provider, the short-term unsecured debt rating of the Liquidity Provider is lower than the applicable Threshold Rating issued by either Moody's or Standard & Poor's (in each case, a "DOWNGRADE EVENT", and the Liquidity Facility, a "DOWNGRADED FACILITY"), unless an event described in
Section 3.5(c)(ii) occurs.

           (ii) If at any time the Liquidity Facility becomes a Downgraded Facility, the Trustee shall not request a Downgrade Drawing thereunder in accordance with Section 3.5(c)(iii), if the Liquidity Provider or the Company has arranged for a Replacement Liquidity Provider to issue and deliver a Replacement Liquidity Facility to the Trustee within 10 days after receiving notice of a Downgrade Event (but not later than the expiration date of such Downgraded Facility).

           (iii) If the Trustee is required to request a Downgrade Drawing under
     Section  3.5(c)(i),  the  Trustee  shall,  on the 10th day  referred  to in
     Section 3.5(c)(ii) (or if such 10th day is not a Business Day, on the next succeeding Business Day) (or, if earlier, the expiration date of such Downgraded Facility), request a drawing in accordance with and to the extent permitted by such Downgraded Facility (such drawing, a "DOWNGRADE DRAWING") of the Available Amount. Amounts drawn pursuant to a Downgrade Drawing shall be maintained and invested as provided in Section 3.5(f) hereof. The Liquidity Provider may also arrange for a Replacement Liquidity Provider to issue and deliver a Replacement Liquidity Facility at any time after such Downgrade Drawing so long as such Downgrade Drawing has not been reimbursed in full to the Liquidity Provider.

     (d) NON-EXTENSION DRAWINGS. If the Liquidity Facility is scheduled to expire on a date (the "STATED EXPIRATION DATE") prior to the date that is 15 days after the Final Legal Maturity Date, then, no earlier than the 60th day and no later than the 40th day prior to the then Stated Expiration Date, the Trustee shall request that the Liquidity Provider extend the Stated Expiration Date until the earlier of (i) the date which is 15 days after the Final Legal Maturity Date and (ii) the date that is the day immediately preceding the 364th day occurring after the last day of the applicable Consent Period (unless the obligations of the Liquidity Provider under the Liquidity Facility are earlier terminated in accordance with the Liquidity Facility). Whether or not the Liquidity Provider has received a request from the Trustee, the Liquidity Provider shall advise the Trustee, no earlier than the 40th day (or, if earlier, the date of the Liquidity Provider's receipt of such request, if any, from the Trustee) and no later than the 25th day prior to the Stated Expiration Date then in effect (such period, the "CONSENT PERIOD"), whether, in its sole discretion, it agrees to extend such Stated Expiration Date. If (A) on or before the date on which such Consent Period ends, the Liquidity Facility shall not have been replaced in accordance with Section 3.5(e) and (B) the Liquidity Provider fails irrevocably and unconditionally to advise the Trustee on or before the date on which such Consent Period ends that such Stated Expiration Date then in effect shall be so extended, the Trustee shall, on the date on which such Consent Period ends (or as soon as possible thereafter), in accordance with the terms of the expiring Liquidity Facility (a "NON-EXTENDED FACILITY"), request a drawing under such expiring Liquidity Facility (such drawing, a "NON-EXTENSION DRAWING") of all available and undrawn amounts thereunder. Notwithstanding the immediately preceding three sentences, so long as MSCS is the Liquidity Provider, the Stated Expiration Date shall be automatically extended, effective on the 25th day prior to such Stated Expiration Date (unless such Stated Expiration Date is on or after the date that is 15 days after the Final Legal Maturity Date), for a period of 364 days after the Stated Expiration Date (unless the obligations of the Liquidity Provider are earlier terminated in accordance with the Liquidity Facility) without the necessity of any act by the Trustee or the Liquidity Provider, unless the Liquidity Provider shall advise the Trustee, prior to such 25th day, that it does not agree to such extension of the Stated Expiration Date, in which event, the Trustee shall, on such 25th day (or as soon as possible thereafter), in accordance with and to the extent permitted by the terms of the Non-Extended Facility, request a Non-Extension Drawing under the Non-Extended Facility of all available and undrawn amounts thereunder. Amounts drawn pursuant to a Non-Extension Drawing shall be maintained and invested in accordance with Section 3.5(f) hereof.

     (e)   ISSUANCE  OF  REPLACEMENT  LIQUIDITY  FACILITY.  (i) At any time, the
Company may, at its option, with cause or without cause, arrange for a Replacement Liquidity Facility to replace any Liquidity Facility (including any Replacement Liquidity Facility provided pursuant to Section 3.5(e)(ii) hereof); PROVIDED, HOWEVER, that the initial Liquidity Provider shall not be replaced by the Company as a Liquidity Provider without the consent of such initial Liquidity Provider unless (A) there shall have become due to such initial
Liquidity Provider, or such initial Liquidity Provider shall have demanded, amounts pursuant to Section 3.01, 3.02 or 3.03 of the Liquidity Facility and the replacement of such initial Liquidity Provider would reduce or eliminate the obligation to pay such amounts or the Company determines in good faith that there is a substantial likelihood that such initial Liquidity Provider will have the right to claim any such amounts (unless such initial Liquidity Provider waives, in writing, any right it may have to claim such amounts), which determination shall be set forth in a certificate delivered by the Company to such initial Liquidity Provider setting forth the basis for such determination and accompanied by an opinion of outside counsel selected by the Company and reasonably acceptable to such initial Liquidity Provider verifying the legal conclusions, if any, of such certificate relating to such basis, PROVIDED that, in the case of any likely claim for such amounts based upon any proposed, or proposed change in, law, rule, regulation, interpretation, directive, requirement, request or administrative practice, such opinion may assume the adoption or promulgation of such proposed matter, (B) it shall become unlawful or impossible for such initial Liquidity Provider (or its Facility Office) to maintain or fund its LIBOR Advances as described in Section 3.10 of the Liquidity Facility, (C) the Liquidity Facility of the initial Liquidity Provider shall become a Downgraded Facility or a Non-Extended Facility or a Downgrade Drawing or a Non-Extension Drawing shall have occurred under the Liquidity

Facility of the initial Liquidity Provider or (D) the initial Liquidity Provider shall have breached any of its payment (including, without limitation, funding) obligations under the Liquidity Facility. If such Replacement Liquidity Facility is provided at any time after a Downgrade Drawing or Non-Extension Drawing has been made, all funds on deposit in the Cash Collateral Account will be returned to the Liquidity Provider being replaced.

           (ii) If the Liquidity Provider shall determine not to extend the Liquidity Facility in accordance with Section 3.5(d), then the Liquidity Provider may, at its option, arrange for a Replacement Liquidity Facility to replace the Liquidity Facility during the period no earlier than 40 days and no later than 25 days prior to the then effective Stated Expiration Date. In addition, so long as the initial Liquidity Provider is the Liquidity Provider, at any time after a Non-Extension Drawing has been made under the Liquidity Facility, the Liquidity Provider may, at its option, arrange for a Replacement Liquidity Facility to replace the Liquidity Facility.

           (iii) No Replacement Liquidity Facility arranged by the Company or a Liquidity Provider in accordance with clause (i) or (ii) above or pursuant to Section 3.5(c), respectively, shall become effective and no such Replacement Liquidity Facility shall be deemed a "Liquidity Facility" under the Operative Documents and the Support Documents, unless and until (A) each of the conditions referred to in sub-clauses (iv)(x) and (z) below shall have been satisfied, (B) if such Replacement Liquidity Facility shall materially adversely affect the rights, remedies, interests or obligations of the Securityholders under any of the Operative Documents or the Support Documents, the Trustee shall have consented, in writing, to the execution and issuance of such Replacement Liquidity Facility and (C) in the case of a Replacement Liquidity Facility arranged by a Liquidity Provider under
     Section 3.5(e)(ii) or pursuant to Section 3.5(c), such Replacement Liquidity Facility is acceptable to the Company.

           (iv) In connection with the issuance of each Replacement Liquidity Facility, the Trustee shall (x) prior to the issuance of such Replacement Liquidity Facility, obtain written confirmation from each Rating Agency that such Replacement Liquidity Facility will not cause a reduction of any rating then in effect for the Securities by such Rating Agency (without regard to any downgrading of any rating of any Liquidity Provider being replaced pursuant to Section 3.5(c) hereof and without regard to the Policy) or a withdrawal or suspension of the rating of the Securities by such Rating Agency and the written consent of the Policy Provider (which consent will not be unreasonably withheld or delayed), (y) pay all Liquidity Obligations then owing to the replaced Liquidity Provider (which payment shall be made first from available funds in the Cash Collateral
     Account as described in clause (iii) of Section 3.5(f) hereof, and thereafter from any other available source, including, without limitation, a drawing under the Replacement Liquidity Facility) and (z) cause the issuer of the Replacement Liquidity Facility to deliver the Replacement Liquidity Facility to the Trustee, together with a legal opinion opining that such Replacement Liquidity Facility is an enforceable obligation of such Replacement Liquidity Provider.

           (v) Upon satisfaction of the conditions set forth in clauses (iii) and (iv) of this Section 3.5(e) with respect to a Replacement Liquidity Facility, (w) the replaced Liquidity Facility shall terminate, (x) the Trustee shall, if and to the extent so requested by the Company or the Liquidity Provider being replaced, execute and deliver any certificate or other instrument required in order to terminate the replaced Liquidity Facility, shall surrender the replaced Liquidity Facility to the Liquidity Provider being replaced and shall execute and deliver the Replacement Liquidity Facility and any associated Fee Letter, (y) each of the parties hereto shall enter into any amendments to this Indenture necessary to give effect to (1) the replacement of the applicable Liquidity Provider with the applicable Replacement Liquidity Provider and (2) the replacement of the applicable Liquidity Facility with the applicable Replacement Liquidity Facility and (z) the applicable Replacement Liquidity Provider shall be deemed to be a Liquidity Provider with the rights and obligations of a Liquidity Provider hereunder and under the other Operative Documents and the Support Documents and such Replacement Liquidity Facility shall be deemed to be a Liquidity Facility hereunder and under the other Operative Documents and the Support Documents.

     (f) CASH COLLATERAL ACCOUNT; WITHDRAWALS; INVESTMENTS. In the event the Trustee shall draw all available amounts under the Liquidity Facility pursuant to Section 3.5(c), 3.5(d) or 3.5(i) hereof, or in the event amounts are to be deposited in the Cash Collateral Account pursuant to subclause (i)(A) or (i)(B) of clause "fourth" of Section 3.2, amounts so drawn or to be deposited, as the case may be, shall be deposited by the Trustee in the Cash Collateral Account. All amounts on deposit in the Cash Collateral Account shall be invested and reinvested in Eligible Investments in accordance with Section 8.13(b) hereof.

     On each Interest Payment Date, Investment Earnings on amounts on deposit in the Cash Collateral Account shall be deposited in the Collection Account and applied on such Interest Payment Date in accordance with Section 3.2 or 3.3 (as applicable). The Trustee shall deliver a written statement to the Company, the Liquidity Provider and the Policy Provider one day prior to each Interest Payment Date setting forth the amount of Investment Earnings held in the Cash Collateral Account as of such date. In addition, from and after the date funds are so deposited, the Trustee shall make withdrawals from such accounts as follows:

           (i) on each Distribution Date, the Trustee shall, to the extent it shall not have received funds to pay accrued and unpaid interest due and owing on the Securities (at the Debt Rate) after giving effect to the subordination provisions of Section 3.2, withdraw from the Cash Collateral Account, and pay to the Securityholders, an amount equal to the lesser of
     (x) an amount  necessary  to pay accrued and unpaid  interest  (at the Debt
     Rate)  on such  Securities  and (y)  the  amount  on  deposit  in the  Cash

     Collateral Account (so long as the aggregate amount of unreplenished withdrawals, including such withdrawal, does not exceed the Required Amount for such Distribution Date);

           (ii) on each date on which principal of the Securities shall have been paid to the Securityholders pursuant to Section 3.2 hereof, the Trustee shall withdraw from the Cash Collateral Account such amount as is necessary so that, after giving effect to such payment of principal on such date (and any reduction in the amounts on deposit in the Cash Collateral Account resulting from a prior withdrawal of amounts on deposit in the Cash Collateral Account on such date) and any transfer of Investment Earnings from such Cash Collateral Account to the Collection Account on such date, an amount equal to the sum of the Required Amount (calculated for purposes of this clause (ii) on the basis of the Capped Interest Rate) plus (if on a Distribution Date not coinciding with an Interest Payment Date) Investment Earnings on deposit in the Cash Collateral Account (after giving effect to any such transfer of Investment Earnings) will be on deposit in the Cash Collateral Account and shall first, pay such withdrawn amount to the Liquidity Provider until the Liquidity Obligations owing to such the Liquidity Provider shall have been paid in full, and second, deposit any remaining withdrawn amount in the Collection Account;

           (iii) if a Replacement Liquidity Facility shall be delivered to the Trustee following the date on which funds have been deposited into the Cash Collateral Account, the Trustee shall withdraw all amounts on deposit in the Cash Collateral Account and shall pay such amounts to the replaced Liquidity Provider until all Liquidity Obligations owed to such Person shall have been paid in full, and shall deposit any remaining amount in the Collection Account; and

           (iv) following the payment of all sums payable with respect to the Securities, on the date on which the Trustee shall have been notified by the Liquidity Provider that the Liquidity Obligations owed to the Liquidity Provider have been paid in full, the Trustee shall withdraw all amounts on deposit in the Cash Collateral Account and shall distribute such amounts in accordance with the order of priority set forth in Section 3.2.

     (g) REINSTATEMENT. With respect to any Interest Drawing under the Liquidity Facility, upon the reimbursement of the Liquidity Provider for all or any part of the amount of such Interest Drawing, together with any accrued interest thereon, the Available Amount of the Liquidity Facility shall be reinstated by an amount equal to the amount of such Interest Drawing so reimbursed to the Liquidity Provider but not to exceed the Stated Amount; PROVIDED, HOWEVER, that the Liquidity Facility shall not be so reinstated in part or in full at any time if (x) the Securities are Non-Performing and a Liquidity Event of Default shall have occurred and be continuing or (y) the Final Drawing shall have occurred; PROVIDED FURTHER, that any payment by the Policy Provider to the Liquidity Provider of any amounts pursuant to the second proviso to Section 3.8(c) shall not reinstate the Liquidity Facility, but the Liquidity Facility (so long as the Liquidity Facility is in effect) shall be reinstated, PRO TANTO, to the extent the Policy Provider receives any reimbursement in respect of such payment under clause "FOURTH" of Section 3.2, unless (x) the Securities are Non-Performing and a Liquidity Event of Default shall have occurred and be continuing or (y) the Final Drawing shall have occurred. In the event that (i) funds are withdrawn from the Cash Collateral Account pursuant to clause (i) of Section 3.5(f) hereof or (ii) the Liquidity Facility shall become a Downgraded Facility or a Non-Extended Facility at a time when unreimbursed Interest Drawings have reduced the Available Amount to zero, then funds received by the Trustee at any time other than (x) any time when the Securities are Non-Performing and Liquidity Event of Default shall have occurred and be continuing or (y) any time after the Final Drawing shall have occurred, shall be deposited in the Cash Collateral Account as and to the extent provided in clause "FOURTH" of Section 3.2, and applied in accordance with Section 3.5(f) hereof.

     (h) REIMBURSEMENT. The amount of each drawing under the Liquidity Facility shall be due and payable, together with interest thereon, on the dates and at the rate, respectively, provided in the Liquidity Facility.

     (i) FINAL DRAWING. Upon receipt from the Liquidity Provider of a Termination Notice, the Trustee shall, not later than the date specified in such Termination Notice, in accordance with the terms of the Liquidity Facility, request a drawing under the Liquidity Facility of all available and undrawn amounts thereunder (a "FINAL DRAWING"). Amounts drawn pursuant to a Final
Drawing shall be maintained and invested in accordance with Section 3.5(f) hereof.

     (j) ADJUSTMENTS OF STATED AMOUNT. Promptly following each date on which the Required Amount is reduced as a result of a payment of the principal amount of the Securities, the Stated Amount shall automatically be adjusted to an amount equal to the Required Amount (as calculated by the Trustee after giving effect to such payment).

     (k) RELATION TO SUBORDINATION PROVISIONS. Subject to the proviso contained in Section 3.5(b), Interest Drawings under the Liquidity Facility and withdrawals from the Cash Collateral Account will be distributed to the Trustee, and the Trustee will distribute such Interest Drawings and withdrawals promptly to the Securityholders in accordance with the provisions of this Indenture, in each case, notwithstanding Section 3.2 hereof.

     (l) ASSIGNMENT OF LIQUIDITY FACILITY. The Trustee agrees not to consent to the assignment by the Liquidity Provider of any of its rights or obligations under the Liquidity Facility or any interest therein, unless (i) the Company shall have consented to such assignment and (ii) each Rating Agency shall have provided a Ratings Confirmation in respect of such assignment and (iii) the Policy Provider shall have consented to such assignment (which consent shall not be unreasonably withheld or delayed); PROVIDED, that the Trustee shall consent to such assignment if the conditions in the foregoing clauses (i), (ii) and
(iii) are satisfied, and the foregoing is not intended to and shall not be construed to limit the rights of the initial Liquidity Provider under Section 3.5(e)(ii).

     (m) NO DISCHARGE OF THE COMPANY'S OBLIGATIONS. The payment of interest on the Securities with funds drawn under the Liquidity Facility or from the Cash

Collateral Account shall not be deemed to discharge the Company's obligation to make such payment, which obligation shall continue in full force and effect.

     (n) INTEREST COVERAGE. The interest payable by the Liquidity Provider under the Liquidity Facility shall include interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding.

     Section 3.6    THE POLICY.

     (a) INTEREST DRAWINGS. If on any Distribution Date (other than the Final Legal Maturity Date, the Election Distribution Date, the Policy Election Distribution Date, the Non-Performance Payment Date or a date on which a Policy Drawing is to be made pursuant to Section 3.6(b) of this Indenture), after giving effect to the subordination provisions of Section 3.2 and to the application of Prior Funds, the Trustee does not then have sufficient funds available for the payment of all amounts due and owing in respect of accrued and unpaid interest on the Securities at the Debt Rate (without giving effect to any Acceleration and calculated assuming that the Company will not cure the nonpayment of interest) ("ACCRUED INTEREST"), then the Trustee (i) prior to 1:00 p.m. (New York City time) on such Distribution Date shall deliver a Notice for Payment, as provided in the Policy, to the Policy Provider or its fiscal agent, requesting a Policy Drawing under the Policy (for payment into the Policy Account) in an amount sufficient to enable the Trustee to pay such Accrued Interest and (ii) upon receipt shall pay such amount from the Policy Account to the Securityholders in payment of such Accrued Interest.

         (b) PROCEEDS DEFICIENCY DRAWING. If on any Distribution Date (other than the Final Legal Maturity Date, the Election Distribution Date, the Policy Election Distribution Date or the Non-Performance Payment Date) established by the Trustee by reason of its receipt of a payment constituting the proceeds from the sale of Pledged Spare Parts comprising all of the Pledged Spare Parts subject to the Lien of the Security Agreement at the time of such sale, after giving effect to the subordination provisions of Section 3.2 and, if such payment is received prior to a Policy Provider Election, to the application of Prior Funds, the Trustee does not then have sufficient funds available for the payment in full of the then outstanding principal amount of the Securities together with accrued and unpaid interest thereon at the Debt Rate (excluding any accrued and unpaid Premium or Break Amount and calculated assuming that the Company will not cure the nonpayment of interest) (collectively, the "OUTSTANDING AMOUNT"), then the Trustee (i) prior to 1:00 p.m. (New York City time) on such Distribution Date shall deliver a Notice for Payment, as provided in the Policy, to the Policy Provider or its fiscal agent, requesting a Policy Drawing (the "PROCEEDS DEFICIENCY DRAWING") under the Policy (for payment into the Policy Account) in an amount sufficient to enable the Trustee to pay the Outstanding Amount and (ii) upon receipt shall pay such amount from the Policy Account to the Securityholders in payment of the Outstanding Amount.

     (c) NON-PERFORMANCE DRAWING. If a Payment Default exists under the Securities (without giving effect to any Acceleration or any payments by the

Liquidity Provider or the Policy Provider) for a period of eight consecutive Interest Periods (such period, the "NON-PERFORMING PERIOD") (regardless of whether any proceeds from the sale of any Collateral are distributed by the Trustee during such period) and continues to exist on the Interest Payment Date on which such eighth Interest Period ends (or, if such Interest Payment Date falls within the applicable period specified in the proviso to the definition of "Non-Performing", continues to exist on the Business Day immediately following such period (the "RELEVANT DATE")), and on the 25th day following such Interest Payment Date or, if applicable, the Relevant Date (or, if such 25th day is not a Business Day, the next Business Day) (the "NON-PERFORMANCE PAYMENT DATE") after giving effect to the subordination provisions of Section 3.2 and to the application of Prior Funds, the Trustee does not then have sufficient funds available for the payment in full of the Outstanding Amount as of the Non-Performance Payment Date, then unless the Policy Provider shall have paid on any day prior thereto the Outstanding Amount as of such day pursuant to Section 3.6(b) or 3.6(e) of this Indenture, the Trustee (i) prior to the 1:00 p.m. (New York City time) on the Non-Performance Payment Date shall deliver a Notice for Payment, as provided in the Policy, to the Policy Provider or its fiscal agent, requesting a Policy Drawing (the "NON-PERFORMANCE DRAWING") under the Policy (for payment into the Policy Account) in an amount sufficient to enable the Trustee to pay such Outstanding Amount, and (ii) upon receipt shall pay such amount from the Policy Account to the Securityholders in payment of such Outstanding Amount. If the Non-Performance Payment Date is established, the Trustee shall send to the Securityholders Written Notice thereof promptly, but no later than three Business Days, after the occurrence of the Interest Payment Date on which the Non-Performing Period ends or, if applicable, the Relevant Date.

     Notwithstanding the foregoing, if, and only if, the Non-Performance Payment Date is scheduled to occur prior to the Final Scheduled Payment Date, the Policy Provider has the right, by Written Notice to the Trustee given at least 10 days prior to the Non-Performance Payment Date, so long as no Policy Provider Default shall have occurred and be continuing, to elect (the "POLICY PROVIDER ELECTION") not to pay the deficiency necessary to pay the Outstanding Amount on the Non-Performance Payment Date pursuant to the preceding paragraph, in which case the Policy Provider shall (i) pay on the Non-Performance Payment Date any shortfall in funds required to pay accrued interest on the Securities (without regard to Acceleration and after giving effect to the subordination provisions of Section 3.2 and to the application of Prior Funds), (ii) thereafter, on each Distribution Date until the establishment of an Election Distribution Date or a Policy Election Distribution Date, pay an amount equal to the scheduled principal on the Final Scheduled Payment Date and interest (without regard to any Acceleration) payable on the Securities on such Distribution Date, and (iii)
(A) on any Business Day elected by the Policy Provider upon at least 20 days' Written Notice to the Trustee, direct the Trustee (such Business Day a "POLICY ELECTION DISTRIBUTION DATE") or (B) following the occurrence of a Policy Provider Default, on any Business Day specified by the Trustee upon at least 20 days' Written Notice to the Policy Provider (such Business Day an "ELECTION DISTRIBUTION DATE") permit the Trustee, in each case, to make a Policy Drawing under the Policy for an amount equal to the Outstanding Amount as of such Policy Election Distribution Date or Election Distribution Date, as applicable. The Trustee shall (i) prior to 1:00 p.m. (New York City time) on each such

Distribution Date referred to in the preceding sentence deliver a Notice of Payment, as provided in the Policy, to the Policy Provider or its fiscal agent requesting a Policy Drawing under the Policy for payment into the Policy Account to pay the amount then due under this paragraph and (ii) upon receipt of the proceeds thereof pay the amount thereof from the Policy Account to the Securityholders in payment of such amount.

     (d) LIQUIDITY PROVIDER DRAWING. On or after the Business Day which is 24 months from the earliest to occur of (i) the date on which an Interest Drawing shall have been made under the Liquidity Facility and remains unreimbursed from payments made by the Company at the end of such 24-month period, (ii) the date on which any Downgrade Drawing, Non-Extension Drawing or Final Drawing that was deposited into the Cash Collateral Account shall have been applied to pay any scheduled payment of interest on the Securities and remains unreimbursed from payments made by the Company at the end of such 24-month period and (iii) the date on which all of the Securities have been accelerated and such Securities remain unpaid by the Company at the end of such 24-month period (in each case, disregarding any reimbursements from payments by the Policy Provider and from proceeds from the sale of Collateral distributed by the Trustee during such 24-month period) (such Business Day, the "LIQUIDITY PROVIDER REIMBURSEMENT DATE"), the Policy Provider (upon at least 20 days' prior notice from the Trustee on behalf of the Liquidity Provider, which notice can be given in advance of the expiry of such twenty-four month period) will be required to honor drawings under the Policy by the Trustee on behalf of the Liquidity Provider in an amount sufficient to repay all outstanding drawings under the Liquidity Facility, together with interest accrued thereon in accordance with the Liquidity Facility. The Liquidity Provider hereby appoints the Trustee as its agent for purposes of making the drawing pursuant to this clause (d) and clause (vii) of the definition of "Deficiency Amount" in the Policy and the Trustee hereby accepts such appointment and agrees to make such drawing at the direction of the Liquidity Provider and to promptly distribute all amounts received in respect of such drawing to the Liquidity Provider.

     (e) FINAL POLICY DRAWING. If on the Final Legal Maturity Date, after giving effect to the subordination provisions of Section 3.2 and to the application of Prior Funds, unless the Policy Provider shall have paid on any day prior thereto the Outstanding Amount as of such day pursuant to Section 3.6(b) or 3.6(c) of this Indenture, the Trustee does not then have sufficient funds available on such date for the payment in full of the Outstanding Amount as of such date, then the Trustee shall (i) prior to 1:00 p.m. (New York City time) on such date deliver a Notice for Payment, as provided in the Policy, to the Policy Provider or its fiscal agent, requesting a Policy Drawing under the Policy (for payment into the Policy Account) in an amount sufficient to enable the Trustee to pay such Outstanding Amount, and (ii) upon receipt pay such amount from the Policy Account to Securityholders in payment of such amount.

     (f) AVOIDANCE DRAWINGS. If at any time the Trustee shall have actual knowledge of the issuance of any Final Order, the Trustee shall promptly give notice thereof to the Liquidity Provider and the Policy Provider. The Trustee shall thereupon calculate the relevant Avoided Payments resulting therefrom and shall promptly: (a) send to the Securityholders a Written Notice of such amounts and (b) prior to the expiration of the Policy, deliver to the Policy Provider or its fiscal agent a Notice of Avoided Payment under the Policy, together with a copy of the documentation required by the Policy with respect thereto, requesting a Policy Drawing thereunder (for payment to the receiver, conservator, debtor-in-possession, trustee in bankruptcy or the Trustee (for deposit into the Policy Account), as applicable) in an amount equal to the amount of relevant Avoided Payment. To the extent that any portion of such Avoided Payment is to be paid to the Trustee, such Written Notice shall also set the date for the distribution of such portion of the proceeds of such Policy Drawing which date shall constitute a Distribution Date and shall be the earlier of three Business Days after the date of the expiration of the Policy and the Business Day that immediately follows the 25th day after the date of such Written Notice. Upon receipt, the Trustee shall pay the proceeds of the specified Policy Drawing under the Policy to the Securityholders or the Liquidity Provider, as applicable on such Distribution Date.

     (g) APPLICATION OF POLICY DRAWINGS. Notwithstanding anything to the contrary contained in this Indenture (including, without limitation, Section 3.2 hereof), except as provided in Section 3.6(d) hereof, all payments received by the Trustee in respect of a Policy Drawing (including, without limitation, that portion, if any, of the proceeds of a Policy Drawing for any Avoided Payment that is to be paid to the Trustee and not to any receiver, conservator, debtor-in-possession or trustee in bankruptcy as provided in the Policy) shall be promptly paid from the Policy Account to the Securityholders.

     (h) LIMITATION TO OUTSTANDING PRINCIPAL AMOUNT; INTEREST ON POLICY DRAWINGS. Notwithstanding anything to the contrary in this Section 3.6, except as provided in Section 3.6(f), at no time shall the Trustee make any Policy Drawing under the Policy under clause (b), (c) or (e) of this Section 3.6 in excess of the then outstanding principal amount of the Securities, and accrued and unpaid interest at the Debt Rate. Nothing contained in this Indenture shall alter or amend the liabilities, obligations, requirements or procedures of the Policy Provider under the Policy, and the Policy Provider shall not be obligated to make payment except at the times and in the amounts and under the circumstances expressly set forth in the Policy. Except for Policy Provider Interest Obligations, no interest shall accrue on any Policy Drawing or any other payment made by the Policy Provider.

     (i) RESUBMISSION OF NOTICE FOR PAYMENT. If the Policy Provider at any time informs the Trustee in accordance with the Policy that a Notice for Payment or Notice of Avoided Payment submitted by the Trustee does not meet the requirements of the Policy, the Trustee shall, as promptly as possible after being so informed, submit to the Policy Provider an amended and revised Notice for Payment or Notice of Avoided Payment, as the case may be, and shall pay to Securityholders out of the Policy Account the amount received pursuant to such amended or revised Notice for Payment or Notice of Avoided Payment, as the case may be, when received.

     (j) NO DISCHARGE OF THE COMPANY'S OBLIGATIONS. The payment of principal of or interest on the Securities with funds drawn under the Policy shall not be deemed to discharge the Company's obligation to make such payment, which obligation shall continue in full force and effect.

     (k) INTEREST COVERAGE. The interest payable by the Policy Provider under the Policy shall include interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding.

     Section 3.7    DESIGNATED REPRESENTATIVES.

     (a) With the delivery of this Indenture, the Trustee shall furnish to the Liquidity Provider and the Policy Provider, and from time to time thereafter may furnish to the Liquidity Provider and the Policy Provider, at the Trustee's discretion, or upon the Liquidity Provider's or the Policy Provider's request (which request shall not be made more than one time in any 12-month period), a certificate (a "TRUSTEE INCUMBENCY CERTIFICATE") of a Responsible Officer of the Trustee certifying as to the incumbency and specimen signatures of the officers of the Trustee and the attorney-in-fact and agents of the Trustee (the "TRUSTEE REPRESENTATIVES") authorized to give Written Notices on behalf of the Trustee hereunder. Until the Liquidity Provider and the Policy Provider receives a subsequent Trustee Incumbency Certificate, it shall be entitled to rely on the last Trustee Incumbency Certificate delivered to it hereunder.

     (b) With the delivery of this Indenture, the Liquidity Provider and the Policy Provider shall furnish to the Trustee, and from time to time thereafter may furnish to the Trustee, at the Liquidity Provider's or Policy Provider's discretion, or upon the Trustee's request (which request shall not be made more than one time in any 12-month period), a certificate (each, a "PROVIDER INCUMBENCY CERTIFICATE") of any Responsible Officer of such Liquidity Provider or Policy Provider certifying as to the incumbency and specimen signatures of any officer, attorney-in-fact, agent or other designated representative of such Liquidity Provider or Policy Provider (in each case, the "PROVIDER REPRESENTATIVES" and, together with the Trustee Representatives, the "DESIGNATED REPRESENTATIVES") authorized to give Written Notices on behalf of the Liquidity Provider or Policy Provider hereunder. Until the Trustee receives a subsequent Provider Incumbency Certificate, it shall be entitled to rely on the last
Provider Incumbency Certificate delivered to it hereunder by the Liquidity Provider or the Policy Provider.

     Section 3.8    CONTROLLING PARTY.

     (a) Subject to the rights of the Holders hereunder (including, without limitation, Sections 7.4, 7.6, 7.7 and 10.2) and the requirements of the TIA, in taking, or refraining from taking, any action under this Indenture, whether before or after the occurrence of an Event of Default, the Trustee will be directed by the Controlling Party. In particular, in taking, or refraining from taking, any action under this Indenture pursuant to the exercise of remedies hereunder as provided in Article 7 and under the Security Agreement pursuant to the exercise of remedies thereunder as provided in Article 6 thereof (including foreclosing the Lien on the Collateral), the Trustee and the Collateral Agents will be directed by the Controlling Party. The provisions of Section 316(a)(1) of the TIA and, except during any period that the Required Holders are the Controlling Party, the provisions of Section 315(d)(3) of the TIA are expressly excluded from this Indenture.

     (b) The Person who shall be the "CONTROLLING PARTY" shall be the Policy Provider (or, if any Policy Provider Default shall have occurred and be continuing, the Required Holders).

     The Trustee shall give Written Notice to the Policy Provider and the Liquidity Provider promptly upon a change in the identity of the Controlling Party. Each of the Securityholders, by their acceptance of the Securities, the Policy Provider, by entering into the Policy Provider Agreement, and the Liquidity Provider, by entering into the Liquidity Facility, has agreed that it shall not exercise any of the rights of the Controlling Party at such time as it is not the Controlling Party hereunder; PROVIDED, HOWEVER, that nothing herein contained shall prevent or prohibit any Non-Controlling Party from exercising such rights as shall be specifically granted to such Non-Controlling Party hereunder and under the other Operative Documents or the Support Documents.

     (c) Notwithstanding the foregoing, if at any time after the Liquidity Provider Reimbursement Date a Policy Provider Default attributable to a failure to make a payment referred to in Section 3.6(d) shall have occurred and be continuing, the Liquidity Provider (so long as the Liquidity Provider has not defaulted in its obligation to make any Drawing under the Liquidity Facility) shall have the right to elect, by Written Notice to the Trustee and the Policy Provider, to become the Controlling Party hereunder at any time from and including the Liquidity Provider Reimbursement Date; PROVIDED, HOWEVER, that if the Policy Provider subsequently pays to the Liquidity Provider all outstanding Drawings, together with accrued interest thereon, under the Liquidity Facility, and no other Policy Provider Default has occurred and is continuing, then, the Policy Provider rather than the Liquidity Provider shall be the Controlling Party, subject to Section 3.8(b).

     (d) The Controlling Party shall not be entitled to require or obligate any Non-Controlling Party to provide funds necessary to exercise any right or remedy hereunder.

     Section 3.9    COMPANY'S PAYMENT OBLIGATIONS.

     The Company agrees to pay to the Trustee for distribution in accordance with Section 3.2 hereof: (a)(i) an amount equal to the fees payable to the Liquidity Provider under Section 2.03 of the Liquidity Facility and the related Fee Letter; (ii) the amount equal to interest on any Downgrade Advance (other than any Applied Downgrade Advance) payable under Section 3.07 of the Liquidity Facility minus Investment Earnings from such Downgrade Advance; (iii) the amount equal to interest on any Non-Extension Advance (other than any Applied Non-Extension Advance) payable under Section 3.07 of the Liquidity Facility minus Investment Earnings from such Non-Extension Advance; (iv) if any payment default shall have occurred and be continuing with respect to interest on any Securities, the excess, if any, of (1) an amount equal to interest on any Unpaid Advance, Applied Downgrade Advance or Applied Non-Extension Advance payable under Section 3.07 of the Liquidity Facility (or, if the Policy Provider has made a payment equivalent to such an Advance, as would have been payable under
Section 3.07 of the Liquidity Facility had such Advance been made) over (2) the sum of Investment Earnings from any Final Advance plus any amount of interest at the Payment Due Rate actually payable (whether or not in fact paid) by the

Company on the overdue scheduled interest on the Securities in respect of which such Unpaid Advance, Applied Downgrade Advance or Applied Non-Extension Advance was made by the Liquidity Provider (or an equivalent payment made by the Policy Provider); (v) any other amounts owed to the Liquidity Provider by the Trustee as borrower under the Liquidity Facility other than amounts due as repayment of advances thereunder or as interest on such advances, except to the extent payable pursuant to clause (ii), (iii) or (iv) above, and (vi) an amount equal to the fees payable to the Policy Provider under Section 3.02(d) of the Policy Provider Agreement and all other compensation and reimbursement of expenses and disbursements (but excluding reimbursement of advances) payable to the Policy Provider under the Policy Provider Agreement (but excluding all such amounts actually paid by the Company to the Policy Provider under the Policy Provider Agreement or the Policy Fee Letter). The Trustee shall immediately deposit in the Collection Account all payments from the Company received pursuant to this Section.

     Section 3.10.  EXECUTION OF SUPPORT DOCUMENTS.

     The Trustee is authorized and directed, for the benefit of the Securityholders, to enter into the Support Documents on the Closing Date. The Trustee shall not amend or supplement, or grant any waiver with respect to, any Support Document, except pursuant to the provisions of Article 10.


                                   ARTICLE 4.

                                  REDEMPTIONS

     Section 4.1    OPTIONAL REDEMPTION.

     The Securities may be redeemed at any time in whole or (so long as no Payment Default has occurred and is continuing) in part (in any integral multiple of $1,000) by the Company at its sole option at a redemption price equal to the sum of 100% of the principal amount of, accrued and unpaid interest on, and Premium, if any, and Break Amount, if any, with respect to, the redeemed Securities to and including the Redemption Date.

     Section 4.2    REDEMPTION NOTICE TO TRUSTEE.

     If the Company elects to redeem Securities as provided in Section 4.1, it shall notify the Trustee of the Redemption Date, the principal amount of Securities to be redeemed and all other information needed for the notice to be given by the Trustee pursuant to Section 4.4.

     The Company shall give the notice provided for in this Section at least ten
(10) days (unless a shorter notice shall be satisfactory to the Trustee) prior to the date the Trustee must give notice pursuant to Section 4.4.

     Section 4.3    SELECTION OF SECURITIES TO BE REDEEMED.

     If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed on either a PRO RATA basis or by lot or by any other equitable manner determined by the Trustee in its sole discretion. The Trustee shall make the selection from Securities outstanding not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000. Securities and portions of them it selects shall be in amounts of $1,000 or whole multiples of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption, and references to such Securities shall also refer to such portions of such Securities.

     Section 4.4    NOTICE OF REDEMPTION.

     At least 15 days but not more than 60 days before a Redemption Date, the Trustee shall mail by first-class mail a notice of redemption to each Holder whose Securities are to be redeemed.

     The notice shall identify the Securities and the principal amount thereof to be redeemed and shall state:

           (1) the Redemption Date;

           (2) the redemption price (including the amount of accrued and unpaid interest, and Premium, if any, to be paid on the Securities called for redemption);

           (3) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion will be issued;

           (4) the name and address of the Paying Agent;

           (5) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price; and

           (6) that, unless the Company fails to make the redemption payment, interest on the Securities to be redeemed ceases to accrue on and after the Redemption Date and the only remaining right of the Holders of such Securities is to receive payment of the redemption price (including the amount of accrued and unpaid interest, and Premium, if any, to be paid on the Securities called for redemption) upon surrender to the Paying Agent of the Securities.

     At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

     Section 4.5    EFFECT OF NOTICE OF REDEMPTION.

     Once a notice of redemption is mailed, Securities called for redemption become due and payable on the Redemption Date at the redemption price and, on and after such date (unless the Company shall fail to make the payment of the redemption price), such Securities shall cease to bear interest. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price. Notwithstanding the foregoing, if the Trustee gives notice of redemption, but the Company fails to pay when due all amounts necessary to effect such redemption, such redemption shall be deemed revoked and no amount shall be due as a result of notice of redemption having been given.

     Section 4.6    DEPOSIT OF REDEMPTION PRICE.

     On or before 12:30 p.m., Eastern Time, on the Redemption Date, the Company shall deposit with the Paying Agent money in funds immediately available on the Redemption Date sufficient to pay the principal amount of and accrued interest on and Premium, if any, and Break Amount, if any, with respect to, all Securities to be redeemed on that date, PROVIDED that the Company's failure to make such deposit shall result in the revocation of such redemption in accordance with Section 4.5.

     Section 4.7    SECURITIES REDEEMED IN PART.

     Upon surrender of a Security that is redeemed in part, the Trustee shall authenticate for the Holder a new Security equal in principal amount of the unredeemed portion of the Security surrendered.


                                   ARTICLE 5.

                                   COVENANTS

     Section 5.1    PAYMENT OF SECURITIES.

     The Company shall pay the principal of, interest on and Premium, if any, and Break Amount, if any, with respect to, the Securities on the dates and in the manner provided in this Indenture and in the Securities. The Company will, on or before each due date for the payment of the principal of, interest on, Premium, if any, or Break Amount, if any, due under any of the Securities, deposit with the Trustee payments sufficient to pay the principal, interest, Premium, if any, or Break Amount, if any, so becoming due, and the Trustee shall immediately deposit all such payments in the Collection Account.

     The principal of, interest on, Premium, if any, Break Amount, if any, and other amounts due under any of the Securities or hereunder will be payable in Dollars by wire transfer of immediately available funds not later than 12:30 p.m., New York time, on the due date of payment to the Trustee at the Corporate Trust Office for distribution in the manner provided herein. The Trustee will make funds deposited in the Collection Account on a Distribution Date and required to be distributed to Securityholders pursuant to Section 3.2 available to the Paying Agent for such distribution. The Paying Agent shall distribute amounts payable to each Securityholder by check mailed to such Securityholder at its address appearing in the Register, except that with respect to Securities registered on the applicable Record Date in the name of a Clearing Agency (or its nominee), such distribution shall be made by wire transfer in immediately available funds to the account designated by such Clearing Agency (or such nominee). The Company shall not have any responsibility for the distribution of such payments to any Securityholder. Any payment made hereunder shall be made without any presentment or surrender of any Securities, except that, in the case of the final payment in respect of any Security, such Security shall be surrendered to the Paying Agent for cancellation against receipt of such payment.

     Section 5.2    MAINTENANCE OF OFFICE OR AGENCY.

     The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be surrendered for registration of transfer or exchange or for presentation for payment and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. At the request of the Company, said office or agency may be an office of the Trustee or an agent appointed by the Trustee for such purpose. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office.

     The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates the Corporate Trust Office as one such office or agency of the Company in accordance with Section 2.8.

     Section 5.3    CORPORATE EXISTENCE.

     Except as otherwise provided in Section 5.4, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and shall at all times remain a U.S. Air Carrier.

     Section 5.4 COMPANY NOT TO CONSOLIDATE, MERGE, CONVEY OR TRANSFER EXCEPT UNDER CERTAIN CONDITIONS.

     (a) The Company shall not consolidate with, or merge into, or convey, transfer or lease all or substantially all of its assets to any Person unless:

           (i) the resulting, surviving, transferee or lessee Person (the "SUCCESSOR COMPANY") shall be a Person organized and existing under the laws of the U.S., any state thereof or the District of Columbia and a U.S. Air Carrier, and the Successor Company shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities, the Indenture, the other Operative Documents and the Support Documents to which the Company is a party;

           (ii) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that (i) such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with the terms of this Indenture and (ii) this Indenture, each other Operative Document and the Securities constitute the valid and legally binding obligations of the Successor Company;

           (iii) the Company or the Successor Company complies with the requirements of Section 4.04(c) of the Security Agreement; and

           (iv) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing.

     (b) The Successor Company shall be the successor to the Company and shall succeed to, and be substituted for, and be bound by and obligated to pay the obligations of, and may exercise every right and power of, the Company under the Indenture, each other Operative Document, the Securities and the Support Documents to which the Company is a party, but the predecessor Company in the case of a conveyance, transfer or lease shall not be released from the obligation to pay the principal of, interest on, and Premium, if any, and Break Amount, if any, with respect to, the Securities and any other amounts payable by the Company hereunder.

     (c) The Successor Company may cause to be signed, and may issue either in its own name or in the name of the Company prior to such succession any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and upon the order of the Successor Company, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such Successor Company thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as though all of such Securities had been issued at the date of the execution hereof.

     (d) In case of any such consolidation, merger, sale, conveyance, transfer or lease such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

     Section 5.5    REPORTS BY THE COMPANY.

     (a) The Company shall file with the Trustee, within 15 days after the Company is required to file the same with the SEC, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) that the Company may be required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents, or reports pursuant to either of said sections, then to file with the Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such of the supplementary and periodic information, documents, and reports that may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

     (b) So long as required by the TIA, the Company shall deliver to the Trustee, within 120 days after the end of each calendar year, a certificate signed by the Company's principal executive officer, principal financial officer or principal accounting officer (which certificate need not comply with Section
12.4 or 12.5) stating that to his or her knowledge during such preceding calendar year no Default or Event of Default has occurred (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge).


                                   ARTICLE 6.

                                INDEMNIFICATION

     Section 6.1    GENERAL INDEMNITY.

     (a) The Company shall indemnify, protect, defend and hold harmless each Indemnitee from, against and in respect of, and shall pay on a net after-tax basis, any and all Expenses of any kind or nature whatsoever that may be imposed on, incurred by or asserted against any Indemnitee, relating to, resulting from, or arising out of or in connection with, any one or more of the following:

           (i) The Operative Documents or the Support Documents, or the enforcement of any of the terms of any of the Operative Documents or the Support Documents;

           (ii) The Spare Parts Collateral, including, without limitation, with respect thereto, (A) the manufacture, design, purchase, acceptance, nonacceptance or rejection, ownership, delivery, nondelivery, lease, sublease, assignment, possession, use or non-use, operation, maintenance, testing, repair, overhaul, condition, alteration, modification, addition, improvement, storage, airworthiness, replacement, repair, sale, substitution, return, abandonment, redelivery or other disposition of any Spare Parts Collateral, (B) any claim or penalty arising out of violations of applicable Laws by the Company (or any Permitted Lessee), (C) tort liability, whether or not arising out of the negligence of any Indemnitee (whether active, passive or imputed), (D) death or property damage of passengers, shippers or others, (E) environmental control, noise or pollution and (F) any Liens in respect of the Spare Parts Collateral;

           (iii) The offer, sale, or delivery of any Securities or any interest therein or represented thereby; and

           (iv) Any breach of or failure to perform or observe, or any other noncompliance with, any covenant or agreement or other obligation to be performed by the Company under any Operative Document or Support Document to which it is party or the falsity of any representation or warranty of the Company in any Operative Document or Support Document to which it is party.

     (b) Notwithstanding anything contained in Section 6.1(a), the Company shall not be required to indemnify, protect, defend and hold harmless any Indemnitee pursuant to Section 6.1(a) in respect of any Expense of such
Indemnitee:

           (i) For any Taxes or a loss of Tax benefit;

           (ii) Except to the extent attributable to acts or events occurring prior thereto, acts or events (other than acts or events related to the performance by the Company of its obligations pursuant to the terms of the Operative Documents or the Support Documents to which it is a party) that occur after the Indenture is required to be terminated in accordance with
     Section 9.1 of this Indenture; PROVIDED, that nothing in this clause (ii) shall be deemed to exclude or limit any claim that any Indemnitee may have under applicable Law by reason of an Event of Default or for damages from the Company for breach of the Company's covenants contained in the Operative Documents or the Support Documents to which it is a party or to release the Company from any of its obligations under the Operative Documents or the Support Documents to which it is a party that expressly provide for performance after termination of the Indenture;

           (iii) To the extent attributable to any transfer (voluntary or involuntary) by or on behalf of such Indemnitee or any related Indemnitee of any Security or interest therein;

           (iv) To the extent attributable to the gross negligence or willful misconduct of such Indemnitee or any related Indemnitee (as defined below) (other than gross negligence or willful misconduct imputed to such person by reason of its interest in the Spare Parts Collateral or any Operative Document);

           (v) To the extent attributable to the incorrectness or breach of any representation or warranty of such Indemnitee or any related Indemnitee contained in or made pursuant to any Operative Document or any Support Document;

           (vi) To the extent attributable to the failure by such Indemnitee or any related Indemnitee to perform or observe any agreement, covenant or condition on its part to be performed or observed in any Operative Document or any Support Document;

           (vii) To the extent attributable to the offer or sale by such Indemnitee or any related Indemnitee of any interest in the Spare Parts Collateral, any Security, or any similar interest, in violation of the Securities Act or other applicable federal, state or foreign securities Laws (other than any thereof caused by acts or omissions of the Company);

           (viii) (x) With respect to any Indemnitee (other than the Trustee, any Agent or any Collateral Agent), to the extent attributable to the failure of the Trustee, any Agent or any Collateral Agent to distribute funds received and distributable by it in accordance with the Indenture or a Collateral Agreement, as the case may be, or (y) with respect to the Trustee, any Agent or any Collateral Agent, to the extent attributable to the negligence or willful misconduct of the Trustee, any Agent or any Collateral Agent in the distribution of funds received and distributable by it in accordance with the Indenture or a Collateral Agreement, as the case may be;

           (ix) Other than during the continuation of an Event of Default, to the extent attributable to the authorization or giving or withholding of any future amendments, supplements, waivers or consents with respect to any Operative Document or Support Document other than such as have been requested by the Company or as are required by or made pursuant to the terms of the Operative Documents or Support Documents (unless such requirement results from the actions of an Indemnitee not required by or made pursuant to the Operative Documents or the Support Documents);

           (x) To the extent attributable to any amount which any Indemnitee expressly agrees to pay or such Indemnitee expressly agrees shall not be paid by or be reimbursed by the Company;

           (xi) To the extent that it is an ordinary and usual operating or overhead expense;

           (xii) For any Lien attributable to such Indemnitee or any related Indemnitee;

           (xiii) If another provision of an Operative Document or a Support Document specifies the extent of the Company's responsibility or obligation with respect to such Expense, to the extent arising from other than failure of the Company to comply with such specified responsibility or obligation; or

           (xiv) To the extent incurred by or asserted against an Indemnitee as a result of any "prohibited transaction", within the meaning of Section 406 of ERISA or Section 4975(c)(1) of the Code.

     For purposes of this Section 6.1, a Person shall be considered a "related" Indemnitee with respect to an Indemnitee if such Person is an Affiliate or employer of such Indemnitee, a director, officer, employee, agent, or servant of such Indemnitee or any such Affiliate or a successor or permitted assignee of any of the foregoing.

     Section 6.2    SEPARATE AGREEMENT.

     This Article 6 constitutes a separate agreement with respect to each Indemnitee and is enforceable directly by each such Indemnitee.

     Section 6.3    NOTICE.

     If a claim for any Expense that an Indemnitee shall be indemnified against under this Article 6 is made, such Indemnitee shall give prompt written notice thereof to the Company. Notwithstanding the foregoing, the failure of any Indemnitee to notify the Company as provided in this Section 6.3, or in Section 6.4, shall not release the Company from any of its obligations to indemnify such Indemnitee hereunder, except to the extent that such failure results in an additional Expense to the Company (in which event the Company shall not be responsible for such additional expense) or materially impairs the Company's ability to contest such claim.

     Section 6.4    NOTICE OF PROCEEDINGS; DEFENSE OF CLAIMS; LIMITATIONS.

     (a) In case any action, suit or proceeding shall be brought against any Indemnitee for which the Company is responsible under this Article 6, such Indemnitee shall notify the Company of the commencement thereof and the Company may, at its expense, participate in and to the extent that it shall wish (subject to the provisions of the following paragraph), assume and control the defense thereof and, subject to Section 6.4(c), settle or compromise the same.

     (b) The Company or its insurer(s) shall have the right, at its or their expense, to investigate or, if the Company or its insurer(s) shall agree not to dispute liability to the Indemnitee giving notice of such action, suit or proceeding under this Section 6.4 for indemnification hereunder or under any insurance policies pursuant to which coverage is sought, control the defense of, any action, suit or proceeding, relating to any Expense for which indemnification is sought pursuant to this Article 6, and each Indemnitee shall cooperate with the Company or its insurer(s) with respect thereto; PROVIDED, that the Company shall not be entitled to control the defense of any such action, suit, proceeding or compromise any such Expense during the continuance of any Event of Default. In connection with any such action, suit or proceeding being controlled by the Company, such Indemnitee shall have the right to participate therein, at its sole cost and expense, with counsel reasonably satisfactory to the Company; PROVIDED, that such Indemnitee's participation does not, in the reasonable opinion of the independent counsel appointed by the Company or its insurers to conduct such proceedings, interfere with the defense of such case.

     (c) In no event shall any Indemnitee enter into a settlement or other compromise with respect to any Expense without the prior written consent of the

Company, which consent shall not be unreasonably withheld or delayed, unless such Indemnitee waives its right to be indemnified with respect to such Expense under this Article 6.

     (d) In the case of any Expense indemnified by the Company hereunder which is covered by a policy of insurance maintained by the Company pursuant to a Collateral Agreement, at the Company's expense, each Indemnitee agrees to cooperate with the insurers in the exercise of their rights to investigate, defend or compromise such Expense as may be required to retain the benefits of such insurance with respect to such Expense.

     (e) If an Indemnitee is not a party to this Indenture, the Company may require such Indemnitee to agree in writing to the terms of this Article 6 prior to making any payment to such Indemnitee under this Article 6.

     (f) Nothing contained in this Section 6.4 shall be deemed to require an Indemnitee to contest any Expense or to assume responsibility for or control of any judicial proceeding with respect thereto.

     Section 6.5    INFORMATION.

     The Company will provide the relevant Indemnitee with such information not within the control of such Indemnitee, as is in the Company's control or is reasonably available to the Company, which such Indemnitee may reasonably request and will otherwise cooperate with such Indemnitee so as to enable such Indemnitee to fulfill its obligations under Section 6.4. The Indemnitee shall supply the Company with such information not within the control of the Company, as is in such Indemnitee's control or is reasonably available to such Indemnitee, which the Company may reasonably request to control or participate in any proceeding to the extent permitted by Section 6.4.

     Section 6.6    SUBROGATION; FURTHER ASSURANCES.

     Upon the payment in full by the Company of any indemnity provided for under this Article 6, the Company, without any further action and to the full extent permitted by Law, will be subrogated to all rights and remedies of the person indemnified (other than with respect to any of such Indemnitee's insurance policies) in respect of the matter as to which such indemnity was paid. Each Indemnitee will give such further assurances or agreements and cooperate with the Company to permit the Company to pursue such claims, if any, to the extent reasonably requested by the Company and at the Company's expense.

     Section 6.7    REFUNDS.

     If an Indemnitee receives any refund, in whole or in part, with respect to any Expense paid by the Company hereunder, it will promptly pay the amount refunded (but not an amount in excess of the amount the Company or any of its insurers has paid in respect of such Expense) over to the Company unless an Event of Default shall have occurred and be continuing, in which case such amounts shall be paid over to the Security Agent to hold as security for the

Company's obligations under the Operative Documents and the Support Documents to which the Company is a party or, if requested by the Company, applied to satisfy such obligations.


                                   ARTICLE 7.

                              DEFAULT AND REMEDIES

     Section 7.1    EVENTS OF DEFAULT.

     The term "EVENT OF DEFAULT" shall mean any of the following events (whatever the reason for such Event of Default and whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administration or governmental body):

     (a) the Company shall fail to pay (i) principal of, interest on, or Premium, if any, or Break Amount, if any, with respect to any Security when due, and such failure shall continue unremedied for a period of 10 Business Days thereafter (it being understood that any amount distributed to Securityholders in respect of the foregoing from funds provided by the Policy Provider, the Liquidity Provider or the Cash Collateral Account shall not be deemed to cure such Default), or (ii) any other amount payable by it to the Holders under this Indenture or any Operative Document when due, and such failure shall continue for a period in excess of 10 Business Days after the Company has received written notice from the Trustee of the failure to make such payment when due;

     (b) the Company shall fail to observe or perform (or caused to be observed and performed) in any material respect any other covenant, agreement or obligation set forth herein or in any other Operative Document to which the Company is a party and such failure shall continue unremedied for a period of 30 days from and after the date of written notice thereof to the Company from the Trustee, unless such failure is capable of being corrected and the Company shall be diligently proceeding to correct such failure, in which case there shall be no Event of Default unless and until such failure shall continue unremedied for a period of 270 days after receipt of such notice;

     (c) any representation or warranty made by the Company herein or in any other Operative Document to which the Company is a party (a) shall prove to have been untrue or inaccurate in any material respect as of the date made, (b) such untrue or inaccurate representation or warranty is material at the time in question, and (c) the same shall remain uncured (to the extent of the adverse impact of such incorrectness on the interest of the Trustee) for a period in excess of 30 days from and after the date of written notice thereof from Trustee to the Company;

     (d) the Company shall consent to the appointment of or taking possession by a receiver, trustee or liquidator of itself or of a substantial part of its property, or the Company shall admit in writing its inability to pay its debts generally as they come due or shall make a general assignment for the benefit of its creditors, or the Company shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization, liquidation or other relief under any bankruptcy laws or insolvency laws (as in effect at such time), or an answer admitting the material allegations of a petition filed against it in any such case, or the Company shall seek relief by voluntary petition, answer or consent, under the provisions of any other bankruptcy or similar law providing for the reorganization or winding-up of corporations (as in effect at such time), or the Company shall seek an agreement, composition, extension or adjustment with its creditors under such laws or the Company's board of directors shall adopt a resolution authorizing corporate action in furtherance of any of the foregoing;

     (e) an order, judgment or decree shall be entered by any court of competent jurisdiction appointing, without the consent of the Company, a receiver, trustee or liquidator of the Company or of any substantial part of its property, or any substantial part of the property of the Company shall be sequestered, or granting any other relief in respect of the Company as a debtor under any bankruptcy laws or other insolvency laws (as in effect at such time), and any such order, judgment, decree, or decree of appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of 90 days after the date of entry thereof; or

     (f) a petition against the Company in a proceeding under any bankruptcy laws or other insolvency laws (as in effect at such time) is filed and not withdrawn or dismissed within 90 days thereafter, or if, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to the Company, any court of competent jurisdiction shall assume jurisdiction, custody or control of the Company of any substantial part of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 90 days.

     Section 7.2    ACCELERATION.

     If an Event of Default (other than an Event of Default specified in Section 7.1(d), (e) or (f) with respect to the Company) occurs, and is continuing, the Controlling Party may, by notice to the Company and the Trustee, and the Trustee shall, upon the request of such Controlling Party, declare all unpaid principal of, accrued but unpaid interest on, and Premium, if any, Break Amount, if any, with respect to the Securities Outstanding and other amounts otherwise payable hereunder, if any, to the date of acceleration to be due and payable and upon any such declaration, the same shall become and be immediately due and payable. If an Event of Default specified in Section 7.1(d), (e) or (f) occurs with respect to the Company, all unpaid principal of, accrued but unpaid interest on, and Premium, if any, Break Amount, if any, with respect to, the Securities Outstanding and other amounts otherwise payable hereunder, if any, shall automatically become and be immediately due and payable without any declaration or other act on the part of the Trustee, the Controlling Party or any Securityholder. Upon payment of such principal amount, interest, Premium, if any, Break Amount, if any, and other amounts, all of the Company's obligations under the Securities and this Indenture, other than obligations under Article 6 and Section 8.7, shall terminate. The Controlling Party by notice to the Trustee may rescind an acceleration and its consequences if (a) all existing Events of Default, other than the non-payment as to the Securities of the principal, interest, Premium, if any, and Break Amount, if any, with respect thereto and other amounts otherwise payable hereunder, if any, which has become due solely by such declaration of acceleration, have been cured or waived, (b) to the extent the payment of such interest is permitted by law, interest on overdue installments of interest and on overdue principal which has become due otherwise than by such declaration of acceleration, has been paid, (c) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction, and (d) all payments due to the Trustee and any predecessor Trustee under Section 8.7 have been made. No such rescission shall affect any subsequent default or impair any right arising from any subsequent default.

     Section 7.3    OTHER REMEDIES.

     If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, interest on, or Premium, if any, or Break Amount, if any, with respect to the Securities or other amounts otherwise payable hereunder, if any, or to enforce the performance of any provision of the Securities or this Indenture including, without limitation, instituting proceedings and exercising and enforcing, or directing exercise and enforcement of, all rights and remedies of the Trustee and the Collateral Agent under the other Operative Documents and directing the Collateral Agent to deposit with the Trustee all cash and/or Investment Securities held by the Collateral Agent.

     The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

     Section 7.4    WAIVER OF PAST DEFAULTS.

     Subject to Sections 7.7, 10.2 and 10.6, the Controlling Party by notice to the Trustee may authorize the Trustee to waive an existing Default or Event of Default and its consequences, except a Default or Event of Default (i) in the payment of principal of, interest on, or Premium, if any, or Break Amount, if any, with respect to, any Security as specified in Section 7.1(a) that has not been paid from funds provided by the Policy Provider, the Liquidity Provider or the Cash Collateral Account or (ii) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Liquidity Provider, the Policy Provider and the Holder of each Security affected. When a Default or Event of Default is so waived, it is cured and ceases, and the Company, the Liquidity Provider, the Policy Provider, the Holders and the Trustee shall be restored to their former positions and rights hereunder respectively; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

     Section 7.5    CONTROL OF REMEDIES.

     The Controlling Party may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee (as Trustee or Collateral Agent, subject, in the case of any actions based on the status of the Trustee as Collateral Agent, to any limitations otherwise expressly provided for in the other Operative Documents) or exercising any trust or power conferred on it; provided that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. The Trustee may refuse to follow any direction hereunder or authorization under Section 7.4 that conflicts with law or this Indenture, that the Trustee determines may subject the Trustee to personal liability or, after a Policy Provider Default, that the Trustee determines may be unduly prejudicial to the rights of another Securityholder. However, the Trustee shall have no liability for any actions or omissions to act which are in accordance with any such direction or authorization. The Controlling Party shall not direct the Trustee or any Collateral Agent to sell or otherwise dispose of any Collateral unless all unpaid principal of, accrued but unpaid interest on, and Premium, if any, and Break Amount, if any, with respect to, the Outstanding Securities and other amounts otherwise payable under this Indenture, if any, shall be declared or otherwise become due and payable immediately.

     Section 7.6    LIMITATION ON SUITS.

     A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

     (a) the Holder gives to the Trustee written notice of a continuing Event of Default;

     (b) the Holders of at least twenty-five percent (25%) in principal amount of the Securities Outstanding make a written request to the Trustee to pursue the remedy;

     (c) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

     (d) the Trustee does not comply with the request within sixty (60) days after receipt of the request and the offer of indemnity; and

     (e) during such 60-day period the Controlling Party does not give the Trustee a direction which, in the opinion of the Trustee, is inconsistent with such request.

     A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over such other Securityholder.

     Section 7.7    RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

     Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal of, interest on, and Premium, if any, and Break Amount, if any, with respect to, the Security in cash, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

     It is hereby expressly understood, intended and agreed that any and all actions which a Holder of the Securities may take to enforce the provisions of this Indenture and/or collect Payments due hereunder or under the Securities, except to the extent that such action is determined to be on behalf of all Holders of the Securities, shall be in addition to and shall not in any way change, adversely affect or impair the rights and remedies of the Trustee, the Controlling Party or any other Holder of the Securities thereunder or under this Indenture, the other Operative Documents and the Support Documents, including the right to foreclose upon and sell the Collateral or any part thereof and to apply any proceeds realized in accordance with the provisions of this Indenture.

     Section 7.8    COLLECTION SUIT BY TRUSTEE.

     If an Event of Default in payment of principal, interest, Premium or Break Amount specified in Section 7.1(a) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor on the Securities for the whole amount of principal, accrued interest, Premium, if any, or Break Amount, if any, remaining unpaid, together with interest on overdue principal and on overdue interest, Premium or Break Amount to the extent that payment of such interest is permitted by law, in each case at the rate per annum provided for by the Securities, and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     Section 7.9    TRUSTEE MAY FILE PROOFS OF CLAIM.

     The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Securityholders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Securityholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under Section 8.7, and unless prohibited by law or applicable regulations to vote on behalf of the Holders of Securities for the election of a trustee in bankruptcy or other person performing similar functions. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, for the election of a trustee in bankruptcy or person performing similar functions.

     Section 7.10   APPLICATION OF PROCEEDS.

     Any moneys collected by the Trustee pursuant to this Article 7 or by the Security Agent under Section 6.02 of the Security Agreement shall be distributed in the order provided in Section 3.2 at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal, interest, Premium, if any, or Break Amount, if any, upon presentation of the several Securities and stamping (or otherwise noting) thereon the payment, or issuing Securities in reduced principal amounts in exchange for the presented Securities if only partially paid, or upon surrender thereof if fully paid.

     The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 7.10, and the Trustee shall give the Company and the Securityholders written notice thereof no less than 15 days prior to any such record date.

     Section 7.11   UNDERTAKING FOR COSTS.

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court in its discretion may require in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 7.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 7.7, or a suit by Holders of more than ten percent (10%) in principal amount of the Securities Outstanding.

     Section 7.12   RESTORATION OF RIGHTS ON ABANDONMENT OF PROCEEDINGS.

     In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the Securityholders shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

     Section 7.13 POWERS AND REMEDIES CUMULATIVE; DELAY OR OMISSION NOT WAIVER OF DEFAULT.

     No right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     No delay or omission of the Trustee or of any Holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to the other applicable provisions of this Indenture, every power and remedy given by this Indenture or by law to the Trustee, a Liquidity Provider, the Policy Provider or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

     Any right or remedy herein conferred upon or reserved to the Trustee may be exercised by it in its capacity as Trustee and/or as Collateral Agent, as it may deem most efficacious, if it is then acting in such capacity.


                                   ARTICLE 8.

                                    TRUSTEE

     Section 8.1    DUTIES OF TRUSTEE.

     (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

     (b)   Except during the continuance of an Event of Default:

           (i) The Trustee need perform only those duties as are specifically set forth in this Indenture, the other Operative Documents and the Support Documents and no others.

           (ii) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

           (i) This paragraph (c) does not limit the effect of paragraph (b) of this Section 8.1 or of Section 8.2.

           (ii) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

           (iii) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 7.5.

     (d) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

     (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (d) of this Section 8.1.

     (f) Funds held in trust for the benefit of the Holders of the Securities by the Trustee or any Paying Agent on deposit with itself or elsewhere, and Investment Securities held in trust for the benefit of the Holders of the Securities by the Trustee, shall be held in distinct, identifiable accounts, and other funds or investments of any nature or from any source whatsoever may be held in such accounts, except, in each case, to the extent required by law. The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company.

     Section 8.2    RIGHTS OF TRUSTEE.

     (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, which shall conform to Section
12.5. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

     (c) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its attorneys and agents and the Trustee shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care.

     (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers.

     Section 8.3    INDIVIDUAL RIGHTS OF TRUSTEE.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or Affiliates of the Company with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 8.10 and 8.11.

     Section 8.4    TRUSTEE'S DISCLAIMER.

     The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities or in this Indenture other than its certificate of authentication.

     Section 8.5    NOTICE OF DEFAULTS.

     If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder, the Liquidity Provider and the Policy Provider a notice of the Default within ninety (90) days after the occurrence thereof except as otherwise permitted by the TIA. Except in the case of a Default in payment of principal of, or interest on, or Premium, if any, or Break Amount, if any, with respect to, any Security, the Trustee may withhold the notice if and so long as it, in good faith, determines that withholding the notice is in the interests of the Securityholders.

     Section 8.6    REPORTS BY TRUSTEE TO HOLDERS.

     If circumstances require any report to Holders under TIA ss. 313(a), it shall be mailed to Securityholders within sixty (60) days after each May 15 (beginning with the May 15 following the date of this Indenture) as of which such circumstances exist. The Trustee also shall comply with the remainder of TIA ss. 313.

     The Company shall notify the Trustee if the Securities become listed on or delisted from any stock exchange or other recognized trading market.

     The Trustee shall, upon the written request of any Holder of Securities but subject to applicable laws and contractual limitations, provide to such Holder copies of any reports, certificates, opinions or other materials of any kind or nature required to be delivered to the Trustee (including in its capacity as Collateral Agent) under this Indenture, any of the other Operative Documents or the Support Documents or otherwise delivered by or on behalf of the Company to the Trustee (including in its capacity as Collateral Agent).

     Section 8.7    COMPENSATION AND INDEMNITY.

     The Company shall pay to the Trustee from time to time reasonable compensation, as agreed upon from time to time, for its services, including as Collateral Agent. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it in any such capacities. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel and all agents and other persons not regularly in its employ.

     The Company shall indemnify the Trustee (in its capacities as Trustee and Collateral Agent) and each predecessor Trustee for, and hold each of them harmless against, any loss or liability incurred by each of them in connection with the administration of this trust and its duties hereunder. In connection with any defense of such a claim, the Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee or any predecessor Trustee through the negligence or bad faith of such Trustee or each such predecessor Trustee.

     To secure the Company's payment obligations in this Section 8.7, the Trustee shall have a Lien (legal and equitable) prior to the Securities on all money or property held or collected by the Trustee, in its capacity as Trustee, or otherwise distributable to Securityholders, except money, securities or property held in trust to pay principal of, interest on or Premium, if any, or Break Amount, if any, with respect to the particular Securities.

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 7.1(d), (e) or (f) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under the Bankruptcy Code or any similar law of any jurisdiction other than the U.S.

     Section 8.8    REPLACEMENT OF TRUSTEE.

     The Trustee (in its capacities as Trustee and Collateral Agent) may resign by so notifying the Company, the Liquidity Provider and the Policy Provider in writing. The Controlling Party may remove the Trustee (in its capacities as Trustee and Collateral Agent) by so notifying the Trustee in writing and may appoint a successor Trustee with the Company's consent, which consent shall not be unreasonably refused or delayed. The Company may remove the Trustee (in its capacities as Trustee and Collateral Agent) if:

     (a)   the Trustee fails to comply with Section 8.10;

     (b)   the Trustee is adjudged a bankrupt or an insolvent;

     (c) a receiver or other public officer takes charge of the Trustee or its property;

     (d)   the Trustee becomes incapable of acting; or

     (e) no Default or Event of Default has occurred and is continuing and the Company determines in good faith to remove the Trustee.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Controlling Party may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, subject to the Lien provided in Section 8.7, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

     No resignation or removal of the Trustee and no appointment of a successor Trustee, pursuant to this Article, shall become effective until the acceptance of appointment by the successor Trustee under this Section 8.8. If a successor Trustee does not take office within sixty (60) days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, the Liquidity Provider, the Policy Provider or the Holders of at least ten percent (10%) in principal amount of the Securities Outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 8.10, any Holder of Securities may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     Notwithstanding replacement of the Trustee pursuant to this Section 8.8, the Company's obligations under Section 8.7 shall continue for the benefit of the retiring Trustee which shall retain its claim pursuant to Section 8.7.

     Section 8.9    SUCCESSOR TRUSTEE BY MERGER, ETC.

     If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

     Section 8.10   ELIGIBILITY; DISQUALIFICATION.

     This Indenture shall always have a Trustee who satisfies the requirements of TIA ss. 310(a)(1) and ss. 310(a)(5). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent, published annual report of condition. The Trustee shall comply with TIA ss. 310(b); PROVIDED, HOWEVER, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

     Section  8.11  PREFERENTIAL   COLLECTION   OF  CLAIMS   AGAINST   COMPANY.

     The Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

     Section 8.12   OTHER CAPACITIES.

     At all times during which any Securities are Outstanding, unless otherwise permitted under the Operative Documents, the Trustee shall serve as the Collateral Agent and any resignation, removal or disqualification from any one such office shall, without action on the part of any Person, result in the resignation, removal, or disqualification from all such offices. Any Person serving in such capacities shall have and may effectively exercise all the rights, remedies and powers, and be entitled to all protections and indemnifications, provided to such Person in whatever capacities such Person then serves under any and all of the Indenture, the other Operative Documents and the Support Documents, regardless of the capacity or capacities in which such Person may purport to take or omit any action. The Trustee agrees to and shall have the benefit of all provisions of the Operative Documents stated therein to be applicable to the Trustee.

     Section 8.13   TRUST ACCOUNTS.

     (a) Upon the execution of this Indenture, the Trustee shall establish and maintain in its name (i) the Collection Account as an Eligible Deposit Account, bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Securityholders, the Liquidity Provider and the Policy Provider, and (ii) a Policy Account as an Eligible Deposit Account bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Securityholders and, with respect to amounts paid by the Policy Provider under Section 3.6(d) and clause (vii) of the definition of "Deficiency Amount" in the Policy, the Liquidity Provider. The Trustee shall establish and maintain the Cash Collateral Account pursuant to and under the circumstances set forth in Section 3.5(f) hereof. Upon such establishment and maintenance under Section 3.5(f) hereof, the Cash Collateral Account shall, together with the Collection Account and the Policy Account, constitute the "TRUST ACCOUNTS" hereunder.

     (b) Funds on deposit in the Trust Accounts shall be invested and reinvested by the Trustee in Eligible Investments selected by the Trustee if such investments are reasonably available and have maturities no later than the earlier of (i) 90 days following the date of such investment and (ii) the Business Day immediately preceding the Interest Payment Date next following the date of such investment; PROVIDED, HOWEVER, that following the making of a Downgrade Drawing or a Non-Extension Drawing under the Liquidity Facility, the Trustee shall invest and reinvest such amounts in Eligible Investments at the direction of the Company (or, if and to the extent so specified to the Trustee by the Company, the Liquidity Provider); PROVIDED FURTHER, HOWEVER, that, notwithstanding the foregoing proviso, following the making of a Non-Extension Drawing under the initial Liquidity Facility, the Trustee shall invest and reinvest the amounts in the Cash Collateral Account with respect to such Liquidity Facility in Eligible Investments pursuant to the written instructions of the Liquidity Provider; PROVIDED FURTHER, HOWEVER, that upon the occurrence and during the continuation of an Event of Default, the Trustee shall invest and reinvest such amounts in accordance with the written instructions of the Controlling Party. Unless otherwise expressly provided in this Indenture (including, without limitation, with respect to Investment Earnings on amounts on deposit in the Cash Collateral Account pursuant to Section 3.5(f) hereof), any Investment Earnings shall be deposited in the Collection Account when received by the Trustee and shall be applied by the Trustee in the same manner as the other amounts on deposit in the Collection Account are to be applied and any losses shall be charged against the principal amount invested, in each case net of the Trustee's reasonable fees and expenses in making such investments. The Trustee shall not be liable for any loss resulting from any investment, reinvestment or liquidation required to be made under this Indenture other than by reason of its willful misconduct or gross negligence. Eligible Investments and any other investment required to be made hereunder shall be held to their maturities except that any such investment may be sold (without regard to its maturity) by the Trustee without instructions whenever such sale is necessary to make a distribution required under the Indenture. Uninvested funds held hereunder shall not earn or accrue interest.

     (c) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon, except as otherwise expressly provided in Section 3.3(b) with respect to Investment Earnings). The Trust Accounts shall be held in trust by the Trustee under the sole dominion and control of the Trustee for the benefit of the Securityholders, the Liquidity Provider and the Policy Provider, as the case may be. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Trustee shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, for which a Ratings Confirmation for the Securities and the consent of the Policy Provider (which consent shall not be unreasonably withheld or delayed) shall have been obtained) establish a new Collection Account, Policy Account or Cash Collateral Account, as the case may be, as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Collection Account, Policy Account or Cash Collateral Account, as the case may be. So long as WTC is an Eligible Institution, the Trust Accounts shall be maintained with it as Eligible Deposit Accounts.

     Section 8.14   DEPOSITS TO THE COLLECTION ACCOUNT.

     The Trustee shall, upon receipt thereof, deposit in the Collection Account all Payments received by it (other than any Payment which by the express terms hereof is to be deposited in the Policy Account or the Cash Collateral Account).

     Section 8.15   CERTAIN PAYMENTS.

     Except for amounts constituting Liquidity Obligations, Policy Expenses or Policy Provider Obligations which shall be deposited in the Collection Account and distributed as provided in Section 3.2, the Trustee will distribute promptly upon receipt thereof to the Person entitled thereto any indemnity payment or expense reimbursement received by it from the Company in respect of the Liquidity Provider or the Policy Provider.

                                   ARTICLE 9.

                             DISCHARGE OF INDENTURE

     Section 9.1    DISCHARGE OF LIABILITY ON SECURITIES.

     (a) When (i) the Company delivers to the Trustee all Outstanding Securities (other than Securities replaced pursuant to Section 2.12) for cancellation or (ii) all Outstanding Securities have become due and payable, whether at maturity or as a result of the mailing of a notice of redemption pursuant to Article 4 hereof and the Company irrevocably deposits with the Trustee funds sufficient to pay at maturity or upon redemption all Outstanding Securities, including interest thereon to maturity or such redemption date (other than Securities replaced pursuant to Section 2.12), Premium, if any, and Break Amount, if any, and if in either case the Company pays all other sums payable hereunder by the Company and due on or prior to such maturity or redemption date, then this Indenture shall, subject to Section 9.1(b), cease to be of further effect. The Trustee shall acknowledge satisfaction and discharge of this Indenture by executing and delivering to the Company on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel, a written instrument to such effect prepared by the Company at its sole cost and expense.

     (b) Notwithstanding clause (a) above, the provisions of Sections 2.1 through 2.17, inclusive, 6.1, 8.7 and 8.8 and in this Article 9 shall survive until the Outstanding Securities have been paid in full. Thereafter, the Company's obligations in Sections 6.1, 8.7, 9.4 and 9.5 shall survive.

     Section 9.2    APPLICATION OF TRUST MONEY.

     The  Trustee  shall hold in trust cash  deposited  with it pursuant to this
Article 9. It shall apply the deposited cash through the Paying Agent and in accordance with this Indenture to the payment of principal of, interest on, Premium, if any, and Break Amount, if any, on the Securities.

     Section 9.3    REPAYMENT TO COMPANY.

     The Trustee and the Paying Agent shall promptly turn over to the Company, upon request accompanied by a certificate from a nationally recognized firm of independent accountants expressing their opinion that any cash then held by the Trustee is in excess of the amounts sufficient to pay when due all of the principal of, interest on, and Premium, if any, and Break Amount, if any, with respect to the Securities to redemption or maturity, as the case may be, any such excess cash held by them.

     Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Company upon request any cash held by them for the payment of principal, interest, Premium or Break Amount that remains unclaimed for two years, and, thereafter, Securityholders entitled to the cash must look to the Company for payment as general creditors.

     Section 9.4    REINSTATEMENT.

     If the Trustee or Paying Agent is unable to apply any cash in accordance with this Article 9 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture, the other Operative Documents, the Support Documents and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article 9 until such time as the Trustee or Paying Agent is permitted to apply all such cash in accordance with this Article 9; PROVIDED, HOWEVER, that, if the Company has made any payment of principal of, interest on, or Premium, if any, or Break Amount, if any, with respect to any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the cash held by the Trustee or Paying Agent.


                                   ARTICLE 10.

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

     Section 10.1   WITHOUT CONSENT OF THE CONTROLLING PARTY OR HOLDERS.


     The Company and the Trustee or the Collateral Agent, as the case may be, may amend or supplement this Indenture, the Securities and the other Operative Documents and, upon request of the Company, the Trustee shall amend or supplement the Support Documents, in each case without notice to or consent of any Securityholder and, except as otherwise provided in the Support Documents, without notice to or consent of the Liquidity Provider or the Policy Provider:

           (i) to provide for uncertificated Securities in addition to or in place of certificated Securities;

           (ii) to provide for the assumption of the Company's obligations under the Operative Documents and the Securities in the case of a merger or consolidation or conveyance, transfer or lease of all or substantially all of the assets of the Company or otherwise to comply with Section 5.4;

           (iii) to comply with any requirements of the SEC in connection with the qualification of this Indenture under the TIA;

           (iv) to effect the amendments contemplated by Section 3.5(e)(v)(y);

           (v) to provide for the effectiveness of a Collateral Agreement pursuant to Section 3.1 of the Collateral Maintenance Agreement;

           (vi) to provide for the issuance of the Subordinated Securities;

           (vii) to comply with the requirements of DTC, Euroclear or Clearstream or the Trustee with respect to the provisions of the Indenture or the Securities relating to transfers and exchanges of the Securities or beneficial interests therein;

           (viii) to provide for any successor Trustee or Collateral Agent;

           (ix) to cure any ambiguity, defect or inconsistency; or

           (x) to make any other change not inconsistent with the provisions hereof, PROVIDED that such action does not materially adversely affect the interests of any Securityholder.

     Section 10.2 WITH CONSENT OF THE CONTROLLING PARTY, LIQUIDITY PROVIDER AND HOLDERS.

     (a) The Company and the Trustee or the Collateral Agent, as the case may be, may amend or supplement this Indenture, the Securities and the other Operative Documents and, upon request of the Company, the Trustee shall amend or supplement the Support Documents, in each case without notice to or consent of the Liquidity Provider or the Policy Provider and without notice to any Securityholder but with the written consent of the Controlling Party, PROVIDED that (i) Sections 3.5, 3.6, 3.8 and 3.9 of this Indenture may not be modified without the consent of the Liquidity Provider and the Policy Provider and (ii) the Collateral Maintenance Agreement and the Support Documents may not be modified other than in accordance with the provisions thereof. Subject to Sections 7.4, 7.5 and 7.7, unless any Event of Default has occurred and is continuing, the Controlling Party may authorize the Trustee to, and the Trustee, subject to Section 10.6, upon such authorization shall, waive compliance by the Company with any provision of this Indenture, the Securities or the other Operative Documents. However, an amendment, supplement or waiver, including a waiver pursuant to any provision of Section 7.4, may not without the consent of the Liquidity Provider, the Policy Provider and each Securityholder affected:

           (i) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver;

           (ii) reduce the rate or extend the time for payment of interest on any Security;

           (iii) reduce the amount or extend the time for payment of principal of or Premium, if any or Break Amount, if any, with respect to (in each case, whether on redemption or otherwise) any Security;

           (iv) change the place of payment where, or the coin or currency in which, any Security (or the redemption price thereof), interest thereon, or Premium, if any, or Break Amount, if any, with respect thereto is payable;

           (v) change the distribution and application of payments as described in Section 3.2 of this Indenture (except to provide for distributions on Subordinated Securities as permitted by Section 2.18);

           (vi) waive a default in the payment of the principal of, interest on, or Premium, if any, or Break Amount, if any, with respect to any Security;

           (vii) make any changes in Sections 7.4, 7.7 or 7.10 or the third sentence of this Section 10.2(a); or

           (viii) impair the right of any Holder to institute suit for the enforcement of any amount payable on any Security when due.

     (b) It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

     (c) After an amendment, supplement or waiver under this Section 10.2 becomes effective, the Company shall mail to the Holders affected thereby a brief notice describing such amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however in any way impair or affect the validity of any such amendment, supplement or waiver.

     Section 10.3   COMPLIANCE WITH TRUST INDENTURE ACT.

     Every amendment to or supplement of this Indenture, any other Operative Document or the Securities shall comply with the TIA as then in effect.

     Section 10.4   REVOCATION AND EFFECT OF CONSENTS.

     (a) Until an amendment or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective.

     (b) After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses
(i) through (viii) of Section 10.2(a). In that case the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security; PROVIDED, HOWEVER, that no amendment, supplement or waiver relating to any impairment of the right to receive principal, interest, Premium, if any, or Break Amount, if any, when due and payable consented to by a Holder shall be binding upon any subsequent Holder of a Security or a portion of a Security that evidences the same debt as the consenting Holder's Security unless notation with regard thereto is made upon such Security or the Security representing such portion.

     Section 10.5   NOTATION ON OR EXCHANGE OF SECURITIES.

     If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

     Section 10.6   TRUSTEE TO SIGN AMENDMENTS, ETC.

     Upon the Request of the Company, the Trustee shall execute any amendment, supplement or waiver authorized pursuant to this Article 10; PROVIDED that the Trustee shall not be obligated to execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Section 10.7   EFFECT OF SUPPLEMENT AND/OR AMENDMENT.

     Upon the execution of any supplemental indenture and/or any such amendment or supplement to the Operative Documents or the Support Documents pursuant to the provisions of this Article 10, this Indenture, such Operative Documents and such Support Documents shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture, the other Operative Documents and the Support Documents of the Trustee, the Collateral Agent, the Liquidity Provider, the Policy Provider, the Company and the Holders of Securities shall thereafter be determined, exercised and enforced hereunder and thereunder subject in all respects to such modifications and amendments, and all terms and conditions of any such supplemental indenture and/or any such amendment or supplement to the other Operative Documents or the Support Documents shall be and be deemed to be part of the terms and conditions of this Indenture, the other Operative Documents and the Support Documents for any and all purposes.


                                   ARTICLE 11.

                                    SECURITY

     Section 11.1   OTHER OPERATIVE DOCUMENTS.

     (a) To secure the due and punctual payment, performance and observance of the Obligations, the Company has simultaneously with the execution of this Indenture entered into the Security Agreement and has granted a security interest on the Spare Parts Collateral to the Security Agent in the manner and to the extent therein provided. WTC is hereby appointed as Security Agent and authorized and directed to enter into the Security Agreement on the Closing Date. Each Securityholder, by accepting a Security, agrees to all of the terms and provisions of each Operative Document (including, without limitation, the provisions providing for the release of Collateral), as the same may be in effect or may be amended from time to time pursuant to its terms and the terms hereof. The Company will execute, acknowledge and deliver to the Trustee or the Collateral Agent such further assignments, transfers, assurances or other instruments as the Trustee may require or request, and will do or cause to be done all such acts and things as may be necessary or proper, or as may be reasonably required by the Trustee or the Collateral Agent to assure and confirm to the Trustee or the Collateral Agent the security interest in the Collateral contemplated hereby and by the other Operative Documents, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Securities secured hereby, according to the intent and purposes herein expressed.

     (b) The Trustee acknowledges that it is a third-party beneficiary of the Trustee Provisions and agrees to perform its obligations expressly set forth in the Collateral Maintenance Agreement.

     Section 11.2   OPINIONS, CERTIFICATES AND APPRAISALS.

     (a) The Company shall furnish to the Trustee promptly after the execution and delivery of this Indenture an Opinion of Counsel stating that in the opinion of such counsel the Indenture or Security Agreement has been properly recorded and filed so as to make effective the Lien intended to be created thereby and reciting the details of such actions, or (ii) stating that, in the opinion of such counsel, no such action is necessary to make such Lien effective.

     (b) The Company shall furnish to the Trustee not later than one hundred and twenty (120) days after January 1 in each year beginning with January 1, 2003, an Opinion of Counsel, dated as of such date, either (a) stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, rerecording, and refiling of the Indenture, any Collateral Agreement, any amendment or supplement thereto, and all financing statements, continuation statements or other instruments of further assurance as is necessary to maintain the Lien created by the Collateral Agreements (if not then terminated pursuant to its terms) and reciting the details of such action, or
(b) stating that, in the opinion of such counsel, no such action is necessary to maintain such Lien.

     (c) The release of any Collateral from the terms of any Collateral Agreement, will not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Collateral is released pursuant to the applicable Collateral Agreement. To the extent applicable, the Company shall cause TIA ss. 314(d) relating to the release of property or securities from the Lien of any Collateral Agreement, and relating to the substitution therefor of any property or securities to be subjected to the Lien of such Collateral Agreement, to be complied with. With respect to any such substitution, the Company shall furnish to the Trustee an Independent Appraiser's Certificate if required by TIA ss. 314(d). Any certificate or opinion required by TIA ss. 314(d) may be made by an Officer of the Company, except in cases where TIA ss. 314(d) requires that such certificate or opinion be made by an independent person, which person shall meet the requirements set forth in clause (ii) of the definition of the term "Independent Appraiser."

     Section 11.3 AUTHORIZATION OF ACTIONS TO BE TAKEN BY THE TRUSTEE UNDER THE OPERATIVE DOCUMENTS.

     The Trustee (in its capacities as such or as a Collateral Agent) may, in its sole discretion and without the consent of the Securityholders, take all actions it deems necessary or appropriate to (a) enforce any of the terms of the Operative Documents and the Support Documents and (b) collect and receive any and all amounts payable in respect of the obligations of the Company hereunder. Subject to the provisions of this Indenture, the other Operative Documents and the Support Documents, the Trustee (in such capacities) shall have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts which may be unlawful or in violation of the other Operative Documents or this Indenture, and such suits and proceedings as it may deem expedient to preserve or protect its interest and the interests of the Securityholders in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest hereunder or be prejudicial to the interests of the Securityholders or of the Trustee in any such capacity).

     Section 11.4 AUTHORIZATION OF RECEIPT OF FUNDS BY THE TRUSTEE UNDER THE OPERATIVE DOCUMENTS AND THE SUPPORT DOCUMENTS.

     The Trustee is authorized to receive any funds for the benefit of Securityholders distributed under the Collateral Agreements and the Support Documents, and to make further distributions of such funds to the Holders according to the provisions of this Indenture.

     Section 11.5   AGREEMENT AS TO FAIR MARKET VALUE.

     The Company and the Trustee acknowledge that the use of Fair Market Value herein or in the other Operative Documents is strictly and solely for convenience in establishing the amount of Collateral and any substitutions therefor under the Operative Documents. Accordingly, the Fair Market Value of any Collateral subjected to the Lien of a Collateral Agreement is not an indication of and shall not be deemed an agreement by the parties as the basis for valuation of such Collateral for purposes of determining the value of the Trustee's secured claim against the Company, adequate protection of the Trustee's interest in the Collateral or for any other purpose in any bankruptcy, receivership or insolvency proceeding involving the Company or any remedial action brought by the Trustee or Collateral Agent, except to the extent such valuations are mandated by applicable law, or any court with jurisdiction over such proceedings, in either case without regard to the use of the concept of Fair Market Value by the parties hereto.

                                  ARTICLE 12.

                                 MISCELLANEOUS

     Section 12.1   CONFLICT WITH TRUST INDENTURE ACT OF 1939.

     If and to the extent that any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the TIA, such imposed duties shall control.

     Section 12.2   NOTICES; WAIVERS.

     Any request, demand, authorization, direction, notice, consent, waiver or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with

     (a) the Company shall be sufficient for every purpose hereunder if in writing and sent by personal delivery, by telecopier, by registered or certified mail or by nationally recognized overnight courier, postage or courier charges, as the case may be, prepaid, to the Company at:

                    Continental Airlines, Inc.
                    1600 Smith Street
                    Dept. HQS-FN
                    Houston, TX  77002
                    Attention:  Treasurer

                    Telecopier No.:  (713) 324-2447

     (b) the Trustee shall be sufficient for every purpose hereunder if in writing and sent by personal delivery, by telecopier, by registered or certified mail or by nationally recognized overnight courier, postage or courier charges, as the case may be, prepaid, to the Trustee at:

                    Wilmington Trust Company
                    Rodney Square North
                    1100 North Market Street
                    Wilmington, Delaware  19890
                    Attention:  Corporate Trust Administration

                    Telecopier No.:  (302) 651-8882

     (c)   the   Liquidity  Provider  shall  be  sufficient  for  every  purpose hereunder if in writing and sent by personal delivery, by telecopier, by registered or certified mail or by nationally recognized overnight courier, postage or courier charges, as the case may be, prepaid, to the Liquidity Provider at:

                    Morgan Stanley Capital Services Inc.
                    1585 Broadway
                    New York, New York  10036
                    Attention:  David Rogers

                    Telecopier No.:  (212) 761-0350

     (d) the Policy Provider shall be sufficient for every purpose hereunder if in writing and sent by personal delivery, by telecopier, by registered or certified mail or by nationally recognized overnight courier, postage or courier charges, as the case may be, prepaid, to the Policy Provider at:

                    MBIA Insurance Corporation
                    113 King Street
                    Armonk, New York  10504
                    Attention:  Insured Portfolio Management, Structured Finance

                    Telecopier No.:  (914) 765-3163

or to any of the above parties at any other address or telecopier number subsequently furnished in writing by it to each of the other parties listed above. An affidavit by any person representing or acting on behalf of the Company, the Trustee, Liquidity Provider or Policy Provider as to such mailing, having any registry receipt required by this Section attached, shall be conclusive evidence of the giving of such demand, notice or communication.

     Any notice or communication mailed to a Holder shall be sent to such Holder by first-class mail or by nationally recognized overnight courier, postage or courier charges, as the case may be, prepaid, at such Holder's address as it appears on the Register and shall be sufficiently given to such Holder if so sent within the time prescribed. Any notice or communication shall comply with TIA ss. 313(c) to the extent required by the TIA.

     Failure to mail a notice or send a communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. Notices under this Indenture to the Trustee, to the Policy Provider, to the Liquidity Provider or to the Company are deemed given only when received. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by the Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     Section 12.3   COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS.

     Securityholders may communicate pursuant to TIA ss. 312(b) with other Securityholders with respect to their rights under this Indenture or the

Securities. The Company, the Trustee, the Registrar and any other person shall have the protection of TIA ss. 312(c).

     Section 12.4   CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

     Upon any Request or application by the Company to the Trustee to take any action under this Indenture or another Operative Document, the Company shall furnish to the Trustee: (a) an Officers' Certificate and (b) an Opinion of Counsel, each stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture or such Operative Document, as the case may be, relating to the proposed action have been complied with, provided, that in the case of any such application or Request as to which the furnishing of an Officers' Certificate or Opinion of Counsel is specifically required by any provision of this Indenture or another Operative Document relating to such particular application or Request, no additional certificate or opinion, as the case may be, need be furnished.

     Section 12.5   STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

     Each certificate or opinion provided for and delivered to the Trustee or the Collateral Agent with respect to compliance with a condition or covenant provided for in this Indenture or another Operative Document shall include: (a) a statement that the Person signing such certificate or opinion has read such condition or covenant and the definitions herein or therein relating thereto;
(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and (d) a statement as to whether or not in the opinion of such Person, such condition or covenant has been complied with.

     Any certificate or opinion of an Officer or an engineer, insurance broker, accountant or other expert may be based, insofar as it relates to legal matters, upon a certificate or opinion of or upon representations by counsel, unless such officer, engineer, insurance broker, accountant or other expert knows that the certificate or opinion or representations with respect to the matters upon which his opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should have known that the same were erroneous.

     Any certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon the certificate or opinion of or representations by an officer or officers of the Company stating that the information with respect to such factual matters is in possession of the Company, unless such counsel knows that the certificate or opinion or representations with respect to the matters upon which his opinion may be based as aforesaid are erroneous and insofar as it relates to legal matters in a jurisdiction or area of law beyond the expertise of such counsel, such counsel may rely upon the opinion of counsel qualified in such other jurisdiction or area of law.

     Wherever in this Indenture or another Operative Document in connection with any application, certificate or report to the Trustee or the Collateral Agent it is provided that the Company shall deliver any document as a condition of the granting of such application or as evidence of the Company's compliance with any term hereof, it is intended that the truth and accuracy at the time of the granting of such application or at the effective date of such certificate or report, as the case may be, of the facts and opinions stated in such document shall in each such case be a condition precedent to the right of the Company to have such application granted or to the sufficiency of such certificate or report. Nevertheless, in the case of any such application, certificate or report, any document required by any provision of this Indenture or another Operative Document to be delivered to the Trustee or the Collateral Agent as a condition of the granting of such application or as evidence of such compliance may be received by the Trustee or the Collateral Agent as conclusive evidence of any statement therein contained and shall be full warrant, authority and protection to the Trustee or the Collateral Agent acting on the faith thereof.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Whenever any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements or opinions or other instruments under this Indenture or another Operative Document he may, but need not, consolidate such instruments into one.

     Section 12.6   RULES BY TRUSTEE, PAYING AGENT, REGISTRAR.

     The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Registrar or Paying Agent may make reasonable rules for their respective functions.

     Section 12.7   EFFECT OF HEADINGS.

     The Article and Section headings and the Table of Contents contained in this Indenture have been inserted for convenience of reference only, and are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Indenture.

     Section 12.8   GOVERNING LAW.

     THIS INDENTURE IS BEING DELIVERED IN THE STATE OF NEW YORK. THIS INDENTURE AND THE SECURITIES ISSUED HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     Section 12.9   QUIET ENJOYMENT.

     The Trustee, the Policy Provider and the Liquidity Provider each agrees as to itself with the Company that, so long as no Event of Default shall have occurred and be continuing, such Person shall not (and shall not permit any of its Affiliates or other Person claiming by, through or under it to) interfere with the Company's rights in accordance with the Indenture and the other Operative Documents to the quiet enjoyment, possession and use of the Collateral.

     Section 12.10  NO RECOURSE AGAINST OTHERS.

     A director, officer, employee or stockholder, as such, of the Company shall not have any personal liability for any obligations of the Company under the Securities, the Indenture or the other Operative Documents by reason of his or her status as such director, officer, employee or stockholder. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

     Section 12.11  BENEFITS OF INDENTURE AND THE SECURITIES RESTRICTED.

     Subject to the provisions of Section 12.12 hereof, nothing in this Indenture or the Securities, express or implied, shall give or be construed to give to any Person, firm or corporation, other than the parties hereto and the Holders, any legal or equitable right, remedy or claim under or in respect of this Indenture or under any covenant, condition, or provision herein contained, all such covenants, conditions and provisions, subject to Section 12.12 hereof, being for the sole benefit of the parties hereto and of the Holders.

     Section 12.12  SUCCESSORS AND ASSIGNS.

     This Indenture and all obligations of the Company hereunder shall be binding upon the successors and permitted assigns of the Company, and shall, together with the rights and remedies of the Trustee hereunder, inure to the benefit of the Trustee, the Holders, and their respective successors and assigns. Any assignment in violation of this Indenture shall be null and void ab initio.

     Section 12.13  COUNTERPART ORIGINALS.

     This Indenture may be signed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement.

     Section 12.14  SEVERABILITY.

     The provisions of this Indenture are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Indenture in any jurisdiction, and a Holder shall have no claim therefor against any party hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and delivered all as of the date first written above.

                                 CONTINENTAL AIRLINES, INC.


                                 By:
                                    -----------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------



                                 WILMINGTON TRUST COMPANY,
                                 as Trustee


                                 By:
                                    -----------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------



                                 MORGAN STANLEY CAPITAL
                                 SERVICES INC.,
                                 as Liquidity Provider


                                 By:
                                    -----------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------



                                 MBIA INSURANCE CORPORATION,
                                 as Policy Provider


                                 By:
                                    -----------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------

                                   Appendix I

                              DEFINITIONS APPENDIX


SECTION 1.  DEFINED TERMS.

     "ACCELERATION" means, with respect to the amounts payable in respect of the Securities issued under the Indenture, such amounts becoming immediately due and payable pursuant to Section 7.2 of the Indenture. "ACCELERATE", "ACCELERATED" and "ACCELERATING" have meanings correlative to the foregoing.

     "ACCRUED INTEREST" is defined in Section 3.6(a) of the Indenture.

     "ADDITIONAL PARTS" is defined in Section 3.1(a)(i) of the Collateral Maintenance Agreement.

     "ADDITIONAL ROTABLES" is defined in Section 3.1(b)(i) of the Collateral Maintenance Agreement.

     "ADVANCE" means any Advance as defined in the Liquidity Facility.

     "AFFILIATE" of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "CONTROL" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

     "AGENT"  means any  Registrar,  Paying Agent or  co-Registrar  or co-Paying
Agent.

     "AGENT MEMBERS" is defined in Section 2.5(a) of the Indenture.

     "AIRCRAFT" means any contrivance invented, used, or designed to navigate, or fly in, the air.

     "ANNUAL METHODOLOGY" means, in determining an opinion as to the Fair Market Value of the Spare Parts Collateral, taking at least the following actions: (i) reviewing the Parts Inventory Report prepared as of the applicable Valuation Date; (ii) reviewing the Independent Appraiser's internal value database for values applicable to Qualified Spare Parts included in the Spare Parts Collateral; (iii) developing a representative sampling of a reasonable number of the different Qualified Spare Parts included in Spare Parts Collateral for which a market check will be conducted; (iv) checking other sources, such as manufacturers, other airlines, U.S. government procurement data and airline parts pooling price lists, for current market prices of the sample parts referred to in clause (iii); (v) establishing an assumed ratio of Serviceable Parts to Unserviceable Parts as of the applicable Valuation Date based upon information provided by the Company and the Independent Appraiser's limited physical review of the Spare Parts Collateral referred to in the following clause (vi); (vi) visiting at least two locations selected by the Independent Appraiser where the Pledged Spare Parts are kept by the Company (neither of which was visited for purposes of the last appraisal under Section 2.1 or 2.2 of the Collateral Maintenance Agreement, whichever was most recent), PROVIDED that at least one such location shall be one of the top three locations at which the Company keeps the largest number of Pledged Spare Parts, to conduct a limited physical inspection of the Spare Parts Collateral; (vii) conducting a limited review of the inventory reporting system applicable to the Pledged Spare Parts, including checking information reported in such system against information determined through physical inspection pursuant to the preceding clause (vi) and
(viii) reviewing a sampling of the Spare Parts Documents (including tear-down reports).

     "ANNUAL VALUATION DATE" is defined in Section 2.1 of the Collateral Maintenance Agreement.

     "APPLIANCE" means an instrument, equipment, apparatus, a part, an appurtenance, or an accessory used, capable of being used, or intended to be used, in operating or controlling Aircraft in flight, including a parachute, communication equipment, and another mechanism installed in or attached to Aircraft during flight, and not a part of an Aircraft, Engine, or Propeller.

     "APPLICABLE MARGIN" means 0.90%.

     "APPLICABLE PERIOD" is defined in Section 3.2 of the Collateral Maintenance Agreement.

     "APPRAISAL COMPLIANCE REPORT" means, as of any date, a report providing information relating to the calculation of the Collateral Ratio and Rotable Ratio, which shall be substantially in the form of Appendix II to the Collateral Maintenance Agreement.

     "APPRAISED VALUE" means, with respect to any Collateral, the Fair Market Value of such Collateral as most recently determined pursuant to (i) the report attached as Appendix II to the Offering Memo or (ii) Article 2 and, if applicable, Section 3.1 of the Collateral Maintenance Agreement.

     "AVAILABLE AMOUNT" means, as of any date, the Maximum Available Commitment (as defined in the Liquidity Facility) on such date.

     "AVOIDED PAYMENT" has the meaning assigned to such term in the Policy.

     "BANKRUPTCY  CODE"  means the  United  States  Bankruptcy  Code,  11 U.S.C.
Section 101 ET SEQ.

     "BOARD OF DIRECTORS" means the Board of Directors of the Company or any committee of such board duly authorized to act in respect of any particular matter.

     "BREAK AMOUNT" means, as of any date of payment, redemption or acceleration of any Note (the "APPLICABLE DATE"), an amount determined by the Reference Agent on the date that is two Business Days prior to the Applicable Date pursuant to the formula set forth below; PROVIDED, HOWEVER, that no Break Amount will be payable (x) if the Break Amount, as calculated pursuant to the formula set forth below, is equal to or less than zero or (y) on or in respect of any Applicable

Date that is an Interest Payment Date (or, if such an Interest Payment Date is not a Business Day, the next succeeding Business Day)

          Break Amount = Z-Y

          Where:

          X = with respect to any applicable Interest Period, the sum of (i) the amount of the outstanding principal amount of such Note as of the first day of the then applicable Interest Period plus (ii) interest payable thereon during such entire Interest Period at then effective LIBOR.

          Y = X, discounted to present value from the last day of the then applicable Interest Period to the Applicable Date, using then effective LIBOR as the discount rate.

          Z = X, discounted to present value from the last day of the then applicable Interest Period to the Applicable Date, using a rate equal to the applicable London interbank offered rate for a period commencing on the Applicable Date and ending on the last day of the then applicable Interest Period, determined by the Reference Agent as of two Business Days prior to the Applicable Date as the discount rate.

     "BUSINESS DAY" means any day that is a day for trading by and between banks in the London interbank Eurodollar market and that is other than a Saturday or Sunday or a day on which commercial banks are required or authorized to close in Houston, Texas, New York, New York, or, so long as any Security is outstanding, the city and state in which the Trustee maintains its Corporate Trust Office or, solely with respect to draws under any Policy, the city and state in which the office of the Policy Provider at which notices, presentations, transmissions, deliveries and communications are to be made under the Policy is located, and that, solely with respect to draws under the Liquidity Facility, also is a "Business Day" as defined in the Liquidity Facility.

     "CAPPED INTEREST RATE" means a rate per annum equal to 12%.

     "CASH COLLATERAL" means cash and/or Investment Securities deposited or to be deposited with the Collateral Agent or an Eligible Institution and subject to the Lien of any Collateral Agreement.

     "CASH COLLATERAL ACCOUNT" means an Eligible Deposit Account in the name of the Trustee maintained at an Eligible Institution, which shall be the Trustee if it shall so qualify, into which all amounts drawn under the Liquidity Facility pursuant to Section 3.5(c), 3.5(d) or 3.5(i) of the Indenture shall be deposited.

     "CITIZEN OF THE UNITED STATES" is defined in 49 U.S.C.ss. 40102(a)(15).

     "CLEARING AGENCY" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

     "CLEARSTREAM" means Clearstream Banking societe anonyme, Luxembourg.

     "CLOSING DATE" means the Issuance Date.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "COLLATERAL" means the Spare Parts Collateral and all other collateral in which the Collateral Agent has a security interest pursuant to the Collateral Agreements.

     "COLLATERAL AGENT" means the Trustee in its capacity as Security Agent or as agent on behalf of the Holders under any other Collateral Agreement.

     "COLLATERAL AGREEMENT" means the Security Agreement and any agreement under which a security interest has been granted pursuant to Section 3.1(a)(ii) of the Collateral Maintenance Agreement.

     "COLLATERAL   MAINTENANCE   AGREEMENT"  means  the  Collateral  Maintenance
Agreement, dated as of the date of the Indenture, between the Company and the Policy Provider.

     "COLLATERAL RATIO" shall mean a percentage determined by dividing (i) the aggregate principal amount of all Securities Outstanding minus the sum of the Cash Collateral held by the Collateral Agent by (ii) the Fair Market Value of all Collateral (excluding any Cash Collateral), as set forth in the most recent Independent Appraiser's Certificate delivered by the Company pursuant to Article 2 of the Collateral Maintenance Agreement, as supplemented pursuant to Section
3.1 of the Collateral Maintenance Agreement, if applicable.

     "COLLECTION ACCOUNT" means the Eligible Deposit Account established by the Trustee pursuant to Section 8.13 of the Indenture which the Trustee shall make deposits in and withdrawals from in accordance with the Indenture.

     "COMPANY" means the party named as such in the Indenture or any obligor on the Securities until a successor replaces it pursuant to the Indenture and thereafter means the successor.

     "CONSENT PERIOD" is defined in Section 3.5(d) of the Indenture.

     "CONTINENTAL BANKRUPTCY EVENT" means the occurrence and continuation of an Event of Default under Section 7.1(d), (e) or (f) of the Indenture.

     "CONTINENTAL CASH BALANCE" means the sum of (a) the amount of cash and cash equivalents that would have been shown on the balance sheet of Continental and its consolidated subsidiaries prepared in accordance with GAAP as of any Valuation Date, plus (b) the amount of marketable securities that would have been reflected on such balance sheet which had, as of such Valuation Date, a maturity of less than one year and which, but for their maturity, would have qualified to be reflected on such balance sheet as cash equivalents.

     "CONTROLLING PARTY" means the Person entitled to act as such pursuant to the terms of Section 3.8 of the Indenture.

     "CORPORATE TRUST OFFICE" when used with respect to the Trustee means the office of the Trustee at which at any particular time its corporate trust business is administered and which, at the Closing Date, is located at Wilmington Trust Company, as Trustee, Rodney Square North 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration.

     "DEBT BALANCE" means 110% of the principal amount of the Outstanding Securities.

     "DEBT RATE" means a rate per annum equal, in the case of the first Interest Period, to 2.32% and, in the case of any subsequent Interest Period, LIBOR for such Interest Period, as determined pursuant to the Reference Agency Agreement, plus the Applicable Margin, PROVIDED that, solely in the event no Registration Event (as defined in the Registration Rights Agreement) occurs on or prior to the 210th day after the Closing Date, the Debt Rate shall be increased by an additional margin equal to 0.50% per annum, from and including such 210th day to and excluding the earlier of (i) the date on which such Registration Event occurs and (ii) the date on which there ceases to be any Registrable Securities (as defined in the Registration Rights Agreement)); or if the Shelf Registration Statement (as defined in the Registration Rights Agreement) (if it is filed), after being declared effective by the SEC, ceases to be effective at any time during the period specified by Section 2(b)(B) of the Registration Rights Agreement for more than 60 days, whether or not consecutive, during any 12-month period, the Debt Rate shall be increased by an additional margin equal to 0.50% per annum from and including the 61st day of the applicable 12-month period such Shelf Registration Statement ceases to be effective to and excluding the date on which the Shelf Registration Statement again becomes effective (or, if earlier, the end of the period specified by Section 2(b)(B) of the Registration Rights Agreement), PROVIDED that the additional margin added to the Debt Rate pursuant to the preceding proviso shall never exceed 0.50% at any time, PROVIDED FURTHER that, if a default in the payment of interest on the Securities occurs and is continuing on any Interest Payment Date, then the Debt Rate applicable to the Interest Period ending on such Interest Payment Date shall not exceed the Capped Interest Rate, except that for purposes of any payment made by the Company intended to cure such default, this proviso shall not apply.

     "DEFAULT" means any event which is, or after notice or passage of time, or both, would be, an Event of Default.

     "DEFINITIONS APPENDIX" means the Definitions Appendix attached as Appendix I to the Indenture and constituting a part of the Indenture.

     "DEFINITIVE SECURITIES" is defined in Section 2.1(e) of the Indenture.

     "DESIGNATED LOCATIONS" means the locations in the U.S. designated from time to time by the Company at which the Pledged Spare Parts may be maintained by or on behalf of the Company, which initially shall be the locations set forth on
Schedule 1 to the Security Agreement and shall include the additional locations designated by the Company pursuant to Section 4.04(d) of the Security Agreement.

     "DESIGNATED REPRESENTATIVES" is defined in Section 3.7(b) of the Indenture.

     "DISTRIBUTION DATE" means (i) each Scheduled Payment Date (and, if a Payment required to be paid to the Trustee for distribution on such Scheduled Payment Date has not been so paid by 12:30 p.m., New York time, in whole or in part, on such Scheduled Payment Date, the next Business Day on which the Trustee receives some or all of such Payment by 12:30 p.m., New York time, except for a defaulted payment of interest that is not paid within five days after the Scheduled Payment Date therefor), (ii) each day established for payment by the Trustee pursuant to Section 7.10, (iii) the Non-Performance Payment Date, (iv) the Final Legal Maturity Date, (v) the Election Distribution Date, (vi) the Policy Election Distribution Date, (vii) the date established as a Distribution Date pursuant to Section 3.6(f) of the Indenture and (viii) solely for purposes of payments to be made by the Policy Provider pursuant to Section 3.6(d) of the Indenture and not for purposes of any other payment or distribution under the Indenture, the date established for such payment in accordance with the Policy.

     "DOWNGRADE DRAWING" is defined in Section 3.5(c) of the Indenture.

     "DOWNGRADE EVENT" has the meaning assigned to such term in Section 3.5(c) of the Indenture.

     "DOWNGRADED FACILITY" is defined in Section 3.5(c) of the Indenture.

     "DRAWING" means an Interest Drawing, a Final Drawing, a Non-Extension Drawing or a Downgrade Drawing, as the case may be.

     "DTC" means The Depository Trust Company, its nominees and their respective successors.

     "ELECTION DISTRIBUTION DATE" is defined in Section 3.6(c) of the Indenture.

     "ELIGIBLE ACCOUNT" means an account established by and with an Eligible Institution at the request of the Security Agent, which institution agrees, for all purposes of the New York UCC including Article 8 thereof, that (a) such account shall be a "securities account" (as defined in Section 8-501 of the New York UCC), (b) such institution is a "securities intermediary" (as defined in
Section 8-102(a)(14) of the New York UCC), (c) all property (other than cash) credited to such account shall be treated as a "financial asset" (as defined in Section 8-102(9) of the New York UCC), (d) the Security Agent shall be the "entitlement holder" (as defined in Section 8-102(7) of the New York UCC) in respect of such account, (e) it will comply with all entitlement orders issued by the Security Agent to the exclusion of the Company, (f) it will waive or subordinate in favor of the Security Agent all claims (including without limitation, claims by way of security interest, lien or right of set-off or right of recoupment), and (g) the "securities intermediary jurisdiction" (under
Section 8-110(e) of the New York UCC) shall be the State of New York.

     "ELIGIBLE DEPOSIT ACCOUNT" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any U.S. branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution has a long-term unsecured debt rating or issuer credit rating, as the case may be, from Moody's of at least A-3 or its equivalent. An Eligible Deposit Account may be maintained with the Liquidity Provider so long as the Liquidity Provider is an Eligible Institution; provided that such Liquidity Provider shall have waived all rights of set-off and counterclaim with respect to such account.

     "ELIGIBLE INSTITUTION" means (a) the Security Agent or (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any U.S. branch of a foreign bank), which has a long-term unsecured debt rating or issuer credit rating, as the case may be, from Moody's of at least A-3 or its equivalent.

     "ELIGIBLE INVESTMENTS" means (a) investments in obligations of, or guaranteed by, the U.S. Government having maturities no later than 90 days following the date of such investment, (b) investments in open market commercial paper of any corporation incorporated under the laws of the United States of America or any state thereof with a short-term unsecured debt rating issued by Moody's of at least P-1 and a short-term issuer credit rating issued by Standard & Poor's of at least A-1 having maturities no later than 90 days following the date of such investment or (c) investments in negotiable certificates of deposit, time deposits, banker's acceptances, commercial paper or other direct obligations of, or obligations guaranteed by, commercial banks organized under the laws of the United States or of any political subdivision thereof (or any U.S. branch of a foreign bank) with a short-term unsecured debt rating by Moody's of at least P-1 and a short-term issuer credit rating by Standard & Poor's of at least A-1, having maturities no later than 90 days following the date of such investment; PROVIDED, HOWEVER, that (x) all Eligible Investments that are bank obligations shall be denominated in U.S. dollars; and (y) the aggregate amount of Eligible Investments at any one time that are bank obligations issued by any one bank shall not be in excess of 5% of such bank's capital surplus; PROVIDED FURTHER that any investment of the types described in clauses (a), (b) and (c) above may be made through a repurchase agreement in commercially reasonable form with a bank or other financial institution qualifying as an Eligible Institution so long as such investment is held by a third party custodian also qualifying as an Eligible Institution; PROVIDED FURTHER, HOWEVER, that in the case of any Eligible Investment issued by a domestic branch of a foreign bank, the income from such investment shall be from sources within the United States for purposes of the Code. Notwithstanding the foregoing, no investment of the types described in clause (b) above which is issued or guaranteed by the Company or any of its Affiliates, and no investment in the obligations of any one bank in excess of $10,000,000, shall be an Eligible Investment unless written approval has been obtained from the Policy Provider and a Ratings Confirmation shall have been received with respect to the making of such investment.

     "ENGINE" means an engine used, or intended to be used, to propel an Aircraft, including a part, appurtenance, and accessory of the Engine, except a Propeller.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time

     "EUROCLEAR" means Euroclear Bank S.A./N.V., as operator of the Euroclear System.

     "EVENT OF DEFAULT" is defined in Section 7.1 of the Indenture.

     "EVENT OF LOSS" means (i) the loss of any of the Pledged Spare Parts or of the use thereof due to destruction, damage beyond repair or rendition of any of the Pledged Spare Parts permanently unfit for normal use for any reason whatsoever (other than the use of Expendables in the Company's operations); (ii) any damage to any of the Pledged Spare Parts which results in the receipt of insurance proceeds with respect to such Pledged Spare Parts on the basis of an actual or constructive loss; or (iii) the loss of possession of any of the Pledged Spare Parts by the Company for ninety (90) consecutive days as a result of the theft or disappearance of such Pledged Spare Parts.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

     "EXCHANGE FLOATING RATE SECURED NOTES DUE 2007" is defined in Section 2.1(a) of the Indenture.

     "EXCHANGE OFFER" means the exchange offer which may be made pursuant to the Registration Rights Agreement to exchange Initial Certificates for Exchange Certificates.

     "EXCHANGE OFFER REGISTRATION STATEMENT" means the registration statement that, pursuant to the Registration Rights Agreement, is filed by the Company with the SEC with respect to the exchange of Initial Securities for Exchange Securities.

     "EXCHANGE SECURITIES" means the securities substantially in the form of Exhibit A to the Indenture issued in exchange for the Initial Securities pursuant to the Registration Rights Agreement and authenticated pursuant to the Indenture.

     "EXCLUDED PARTS" means Spare Parts and Appliances held by the Company at a location not a Designated Location.

     "EXPENDABLES" means Qualified Spare Parts other than Rotables.

     "EXPENSES" means any and all liabilities, obligations, losses, damages, settlements, penalties, claims, actions, suits, costs, expenses and disbursements (including, without limitation, reasonable fees and disbursements of legal counsel, accountants, appraisers, inspectors or other professionals, and costs of investigation).

     "FAA" means the Federal Aviation Administration or similar regulatory authority established to replace it.

     "FAA FILED DOCUMENTS" means the Security Agreement.

     "FACILITY OFFICE" means, with respect to any Liquidity Facility, the office of the Liquidity Provider thereunder, presently located at 1585 Broadway, New York, New York 10036, or such other office as such Liquidity Provider from time to time shall notify the Trustee as its "Facility Office" under any such Liquidity Facility; provided that such Liquidity Provider shall not change its Facility Office to another Facility Office outside the United States of America except in accordance with Sections 3.01, 3.02 or 3.03 of any such Liquidity Facility.

     "FAIR MARKET VALUE" means, with respect to any Collateral, its fair market value determined on the basis of a hypothetical sale negotiated in an arm's length free market transaction between a willing and able seller and a willing and able buyer, neither of whom is under undue pressure to complete the transaction, under then current market conditions, provided that cash shall be valued at its Dollar amount.

     "FEDERAL   AVIATION  ACT"  means  Title  49  of  the  United  States  Code,
"Transportation", as amended from time to time, or any similar legislation of the United States enacted in substitution or replacement thereof.

     "FEE LETTERS" means, collectively, (i) the Fee Letter dated as of the Closing Date between the Trustee and the initial Liquidity Provider with respect to the initial Liquidity Facility and (ii) any fee letter entered into between the Trustee and any Replacement Liquidity Provider in respect of any Replacement Liquidity Facility.

     "FINAL DRAWING" is defined in Section 3.5(i) of the Indenture.

     "FINAL LEGAL MATURITY DATE" means December 6, 2009.

     "FINAL ORDER" has the meaning assigned to such term in the Policy.

     "FINAL SCHEDULED PAYMENT DATE" means December 6, 2007.

     "FINANCING STATEMENTS" means, collectively, UCC-1 financing statements covering the Spare Parts Collateral, by the Company, as debtor, showing the Security Agent as secured party, for filing in Delaware, Guam and each other jurisdiction that, in the opinion of the Security Agent, is necessary to perfect its Lien on the Spare Parts Collateral.

     "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the Closing Date, including those set forth in (i) the opinions and pronouncements of the Accounting Principles Board of the
American Institute of Certified Public Accountants, (ii) statements and pronouncements of the Financial Accounting Standards Board, (iii) such other statements by such other entity as approved by a significant segment of the accounting profession and (iv) the rules and regulations of the SEC governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the SEC.

     "GLOBAL EXCHANGE SECURITY" is defined in Section 2.1(f) of the Indenture.

     "GLOBAL SECURITIES" is defined in Section 2.1(d) of the Indenture.

     "GOVERNMENT ENTITY" means (a) any federal, state, provincial or similar government, and any body, board, department, commission, court, tribunal, authority, agency or other instrumentality of any such government or otherwise exercising any executive, legislative, judicial, administrative or regulatory functions of such government or (b) any other government entity having jurisdiction over any matter contemplated by the Operative Documents or relating to the observance or performance of the obligations of any of the parties to the Operative Documents.

     "HOLDER" or "SECURITYHOLDER" means the Person in whose name a Security is registered on the Registrar's books.

     "INDEMNITEE" means (i) WTC, the Trustee and the Collateral Agent, (ii) each separate or additional trustee or security agent appointed pursuant to the Indenture, (iii) each Liquidity Provider, (iv) the Policy Provider, and (v) each of the respective directors, officers, employees, agents and servants of each of the persons described in clauses (i) through (iv) inclusive above.

     "INDENTURE" means the Indenture dated as of December 6, 2002, among the Company, the Trustee, the Liquidity Provider and the Policy Provider under which the Securities are issued.

     "INDENTURE DISCHARGE DATE" means the date of the termination of the effectiveness of the Indenture pursuant to Section 9.1(a) thereof (without giving effect to Section 9.1(b) thereof).

     "INDENTURE TRUSTEE" means the Trustee.

     "INDEPENDENT APPRAISER" means Simat, Helliesen & Eichner, Inc. or any other Person (i) engaged in a business which includes appraising Aircraft and assets related to the operation and maintenance of Aircraft from time to time and (ii) who does not have any material financial interest in the Company and is not connected with the Company or any of its Affiliates as an officer, director, employee, promoter, underwriter, partner or person performing similar functions.

     "INDEPENDENT APPRAISER'S CERTIFICATE" means a certificate signed by an Independent Appraiser and attached as Appendix II to the Offering Memo or delivered thereafter pursuant to Article 2 or Section 3.1 of the Collateral Maintenance Agreement.

     "INITIAL CASH COLLATERAL" shall mean cash in the amount of $13,056,950.

     "INITIAL FLOATING RATE SECURED NOTES DUE 2007" is defined in Section 2.1(a) of the Indenture.

     "INITIAL PURCHASER" means Morgan Stanley & Co. Incorporated.

     "INITIAL SECURITIES" mean the securities issued and authenticated pursuant to the Indenture and substantially in the form of Exhibit A thereto, other than the Exchange Securities.

     "INSTITUTIONAL ACCREDITED INVESTOR" means an institutional investor that is an "accredited investor" within the meaning set forth in Rule 501(a)(1), (2),
(3) or (7) of Regulation D under the Securities Act.

     "INTEREST DRAWING" is defined in Section 3.5(a) of the Indenture.

     "INTEREST PAYMENT DATE" means March 6, June 6, September 6 and December 6 of each year so long as any Security is Outstanding (commencing March 6, 2003),

PROVIDED that if any such day is not a Business Day, then the relevant Interest Payment Date shall be the next succeeding Business Day.

     "INTEREST PERIOD" means (i) in the case of the first Interest Period, the period commencing on (and including) the Closing Date and ending on (but excluding) the first Interest Payment Date following such date and (ii) in the case of each subsequent Interest Period, the period commencing on (and including) the last day of the immediately preceding Interest Period, and ending on (but excluding) the next Interest Payment Date.

     "INVESTMENT EARNINGS" means investment earnings on funds on deposit in the Trust Accounts net of losses and investment expenses of the Trustee in making such investments.

     "INVESTMENT SECURITY" means (a) any bond, note or other obligation which is a direct obligation of or guaranteed by the U.S. or any agency thereof; (b) any obligation which is a direct obligation of or guaranteed by any state of the U.S. or any subdivision thereof or any agency of any such state or subdivision, and which has the highest rating published by Moody's or Standard & Poor's; (c) any commercial paper issued by a U.S. obligor and rated at least P-1 by Moody's or A-1 by Standard & Poor's; (d) any money market investment instrument relying upon the credit and backing of any bank or trust company which is a member of the Federal Reserve System and which has a combined capital (including capital reserves to the extent not included in capital) and surplus and undivided profits of not less than $250,000,000 (including the Collateral Agent and its Affiliates if such requirements as to Federal Reserve System membership and combined capital and surplus and undivided profits are satisfied), including, without limitation, certificates of deposit, time and other interest-bearing deposits, bankers' acceptances, commercial paper, loan and mortgage participation certificates and documented discount notes accompanied by irrevocable letters of credit and money market fund investing solely in securities backed by the full faith and credit of the United States; or (e) repurchase agreements collateralized by any of the foregoing.

     "ISSUANCE DATE" means the date of issuance of the Initial Securities.

     "LAW" means (a) any constitution, treaty, statute, law, decree, regulation, order, rule or directive of any Government Entity, and (b) any judicial or administrative interpretation or application of, or decision under, any of the foregoing.

     "LIBOR" has the meaning specified in the Reference Agency Agreement.

     "LIBOR ADVANCE" has the meaning provided in the Liquidity Facility.

     "LIEN" means any mortgage, pledge, lease, security interest, encumbrance, lien or charge of any kind affecting title to or any interest in property.

     "LIQUIDITY EVENT OF DEFAULT" has the meaning assigned to such term in the Liquidity Facility.

     "LIQUIDITY EXPENSES" means all Liquidity Obligations other than (i) the principal amount of any Drawings under the Liquidity Facility and (ii) any interest accrued on any Liquidity Obligations.

     "LIQUIDITY FACILITY" means, initially, the Revolving Credit Agreement dated as of the Issuance Date, between the Trustee and the initial Liquidity Provider, and from and after the replacement of such Revolving Credit Agreement pursuant hereto, the Replacement Liquidity Facility therefor, if any, in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms.

     "LIQUIDITY GUARANTEE" means the Guarantee Agreement, dated as of the date of the Indenture, providing for the guarantee by the Liquidity Guarantor of the obligations of the Liquidity Provider under the Liquidity Facility.

     "LIQUIDITY GUARANTOR" means Morgan Stanley.

     "LIQUIDITY OBLIGATIONS" means all principal, interest, fees and other amounts owing to the Liquidity Provider under the Liquidity Facility or the Fee Letter.

     "LIQUIDITY PROVIDER" means Morgan Stanley Capital Services Inc., together with any Replacement Liquidity Provider which has issued a Replacement Liquidity Facility to replace any Liquidity Facility pursuant to Section 3.5(e) of the Indenture.

     "LIQUIDITY PROVIDER REIMBURSEMENT DATE" is defined in Section 3.6(d) of the Indenture.

     "LOANS" is defined in Section 3.2 of the Collateral Maintenance Agreement.

     "MATERIAL ADVERSE CHANGE" means, with respect to any person, any event, condition or circumstance that materially and adversely affects such person's business or consolidated financial condition, or its ability to observe or
perform  its  obligations,   liabilities  and  agreements  under  the  Operative
Documents.

     "MAXIMUM COLLATERAL RATIO" means 45%.

     "MINIMUM ROTABLE RATIO" means 150%.

     "MOODY'S" means Moody's Investors Service, Inc.

     "MOVES" is defined in Section 3.2 of the Collateral Maintenance Agreement.

     "MSCS" has the meaning specified in the first paragraph of the Indenture.

     "NEW YORK UCC" is defined in Section 1.01 of the Security Agreement.

     "NONAPPRAISAL COMPLIANCE REPORT" means a report providing information relating to compliance by the Company with Section 3.2 of the Collateral Maintenance Agreement, which shall be substantially in the form of Appendix III to the Collateral Maintenance Agreement.

     "NON-CONTROLLING PARTY" means, at any time, the Holders, the Liquidity Provider and the Policy Provider, excluding whichever is the Controlling Party at such time.

     "NON-EXTENDED FACILITY" is defined in Section 3.5(d) of the Indenture.

     "NON-EXTENSION DRAWING" is defined in Section 3.5(d) of the Indenture.

     "NON-PERFORMANCE DRAWING" is defined in Section 3.6(c) of the Indenture.

     "NON-PERFORMANCE PAYMENT DATE" is defined in Section 3.6(c) of the Indenture.

     "NON-PERFORMING" means, with respect to any Security, a Payment Default existing thereunder (without giving effect to any Acceleration); PROVIDED, that, in the event of a bankruptcy proceeding under the Bankruptcy Code in which the Company is a debtor, any Payment Default existing at the commencement of such bankruptcy proceeding or during the 60-day period under Section 1110(a)(2)(A) of the Bankruptcy Code (or such longer period as may apply under Section 1110(b) of the Bankruptcy Code or as may apply for the cure of such Payment Default under
Section 1110(a)(2)(B) of the Bankruptcy Code) shall not be taken into consideration until the expiration of the applicable period.

     "NON-PERFORMING PERIOD" is defined in Section 3.6(c) of the Indenture.

     "NON-U.S. PERSON" means any Person other than a U.S. person, as defined in Regulation S.

     "NOTICE OF AVOIDED PAYMENT" has the meaning assigned to such term in the Policy.

     "NOTICE FOR PAYMENT" means a Notice of Nonpayment as such term is defined in the Policy.

     "OBLIGATIONS" is defined in Section 2.01 of the Security Agreement.

     "OFFERING MEMO" means the Offering Memorandum, dated December 2, 2002, of the Company relating to the offering of the Securities.

     "OFFICER" means the Chairman of the Board, the President, any Vice President of any grade, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Secretary, any Assistant Secretary or the Controller of the Company.

     "OFFICERS'   CERTIFICATE"  means  a  certificate  signed  by  two  Officers satisfying the requirements of Sections 12.4 and 12.5 of the Indenture.

     "OPERATIVE DOCUMENTS" means the Indenture, the Collateral Agreements, the Collateral Maintenance Agreement and the Reference Agency Agreement.

     "OPINION OF COUNSEL" means a written opinion from the General Counsel of the Company, legal counsel to the Company or another legal counsel who is reasonably acceptable to the Trustee, which Opinion of Counsel shall comply with Sections 12.4 and 12.5 of the Indenture. The counsel may be an employee of the Company. The acceptance by the Trustee (without written objection to the Company during the fifteen (15) Business Days following receipt) of, or its action on, an opinion of counsel not specifically referred to above shall be sufficient evidence that such counsel is acceptable to the Trustee.

         "OUTSTANDING" or "OUTSTANDING" when used with respect to Securities or a Security, means all Securities theretofore authenticated and delivered under the Indenture, except:

          (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee in trust for the Holders of such Securities, PROVIDED that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefor satisfactory to the Trustee has been made;

          (c) Securities for which payment has been deposited with the Trustee or any Paying Agent in trust pursuant to Article 9 of the Indenture (except to the extent provided therein); and

          (d) Securities which have been paid, or for which other Securities shall have been authenticated and delivered in lieu thereof or in substitution therefor pursuant to the terms of Section 2.12 of the Indenture, unless proof satisfactory to the Trustee is presented that any such Securities are held by bona fide purchasers in whose hands the Securities are valid obligations of the Company.

     A Security does not cease to be Outstanding because the Company or one of its Affiliates holds the Security; PROVIDED, HOWEVER, that in determining whether the Holders of the requisite aggregate principal amount of Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture or any other Operative Document, Section
2.13 of the Indenture shall be applicable.

     "OUTSTANDING AMOUNT" is defined in Section 3.6(b) of the Indenture.

     "OVERDUE SCHEDULED PAYMENT" means any Payment of accrued interest on the Securities which is not in fact received by the Trustee (whether from the Company, the Liquidity Provider, the Policy Provider or otherwise) on or within five days after the Scheduled Payment Date relating thereto and which is not subsequently paid in connection with the redemption or final maturity of a Security.

     "PARTS INVENTORY REPORT" means, as of any date, a list identifying the Pledged Spare Parts by manufacturer's part number and brief description and stating the quantity of each such part included in the Pledged Spare Parts as of such specified date.

     "PAYING AGENT" has the meaning provided in Section 2.8 of the Indenture.

     "PAYMENT" means (i) any payment of principal of, interest on, or Premium, if any, or Break Amount, if any, with respect to the Securities from the Company, (ii) any payment of interest on the Securities with funds drawn under the Liquidity Facility or from a Cash Collateral Account or (iii) any payment of interest on or principal of Securities with funds drawn under the Policy, or
(iv) any payment received or amount realized by the Trustee from the exercise of remedies after the occurrence of an Event of Default.

     "PAYMENT DEFAULT" means a Default referred to in Section 7.1(a) of the Indenture.

     "PAYMENT DUE RATE" means (a) the Debt Rate plus 2% or, if less, (b) the maximum rate permitted by applicable law.

     "PERMITTED DAYS" is defined in Section 2.1 of the Collateral Maintenance Agreement.

     "PERMITTED LESSEE" has the meaning provided in Section 3.6(b) of the Collateral Maintenance Agreement.

     "PERMITTED LIEN" means (a) the rights of Security Agent under the Operative Documents; (b) Liens attributable to Security Agent (both in its capacity as Security Agent and in its individual capacity); (c) the rights of others under agreements or arrangements to the extent expressly permitted by the terms of
Section 3.6 of the Collateral Maintenance Agreement; (d) Liens for Taxes of the Company (and its U.S. federal tax law consolidated group), either not yet due or being contested in good faith by appropriate proceedings so long as such Liens and such proceedings do not involve any material risk of the sale, forfeiture or loss of the Pledged Spare Parts or the interest of Security Agent therein or impair the Lien of the Security Agreement; (e) materialmen's, mechanics', workers', repairers', employees' or other like Liens arising in the ordinary course of business for amounts the payment of which is either not yet delinquent for more than 60 days or is being contested in good faith by appropriate proceedings, so long as such Liens and such proceedings do not involve any material risk of the sale, forfeiture or loss of the Pledged Spare Parts or the interest of Security Agent therein or impair the Lien of the Security Agreement;
(f) Liens arising out of any judgment or award against the Company, so long as such judgment shall, within 60 days after the entry thereof, have been discharged or vacated, or execution thereof stayed pending appeal or shall have been discharged, vacated or reversed within 60 days after the expiration of such stay, and so long as during any such 60 day period there is not as a result, or any such judgment or award does not involve, any material risk of the sale, forfeiture or loss of the Pledged Spare Parts or the interest of Security Agent therein or any impairment of the Lien of the Security Agreement; (g) any other Lien with respect to which the Company shall have provided a bond, cash collateral or other security adequate in the reasonable opinion of Security Agent.

     "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, trustee, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

     "PLEDGED SPARE PARTS" has the meaning set forth in clause (1) of the first paragraph of Section 2.01 of the Security Agreement.

     "POLICY" means MBIA Insurance Corporation Financial Guaranty Insurance Policy No. 39753, issued as of the Closing Date, as amended, supplemented or otherwise modified from time to time in accordance with its respective terms.

     "POLICY ACCOUNT" means the Eligible Deposit Account established by the Trustee pursuant to Section 8.13(a) of the Indenture which the Trustee shall make deposits in and withdrawals from in accordance with the Indenture.

     "POLICY DRAWING" means any payment of a claim under the Policy.

     "POLICY ELECTION DISTRIBUTION DATE" is defined in Section 3.6(c) of the Indenture.

     "POLICY EXPENSES" means all amounts (including amounts in respect of premiums, fees, expenses or indemnities) due to the Policy Provider under the Policy Provider Agreement other than (i) any Policy Drawing, (ii) any interest accrued on any Policy Provider Obligations, and (iii) reimbursement of and interest on the Liquidity Obligations in respect of the Liquidity Facility paid by the Policy Provider to the Liquidity Provider; provided that if, at the time of determination, a Policy Provider Default exists, Policy Expenses shall not include any indemnity payments owed to the Policy Provider.

     "POLICY FEE LETTER" means the fee letter, dated as of the date hereof, from the Policy Provider to Continental and acknowledged by the Trustee, setting forth the fees and premiums payable with respect to the Policy.

     "POLICY PROVIDER" means MBIA Insurance Corporation, a New York insurance company, and its successors and permitted assigns.

     "POLICY PROVIDER AGREEMENT" means the Insurance and Indemnity Agreement dated as of the date hereof among the Trustee, the Company and the Policy Provider, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

     "POLICY PROVIDER DEFAULT" shall mean the occurrence of any of the following events: (a) the Policy Provider fails to make a payment required under the Policy in accordance with its terms and such failure remains unremedied for two Business Days following the delivery of Written Notice of such failure to the Policy Provider or (b) the Policy Provider (i) files any petition or commences any case or proceeding under any provisions of any federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (ii) makes a general assignment for the benefit of its creditors or (iii) has an order for relief entered against it under any federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization that is final and nonappealable, or (c) a court of competent jurisdiction, the New York Department of Insurance or another competent regulatory authority enters a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent or receiver for the Policy Provider or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Policy Provider (or taking of possession of all or any material portion of the Policy Provider's property).

     "POLICY PROVIDER ELECTION" is defined in Section 3.6(c) of the Indenture.

     "POLICY PROVIDER INTEREST OBLIGATIONS" means any interest on any Policy Drawing made to cover any shortfall attributable to any failure of the Liquidity Provider to honor any Interest Drawing in accordance with Section 2.02(e) of the Liquidity Facility in an amount equal to the amount of interest that would have accrued on such Interest Drawing if such Interest Drawing had been made in accordance with Section 2.02(e) of the Liquidity Facility at the interest rate applicable to such Interest Drawing until such Policy Drawing has been repaid in full.

     "POLICY PROVIDER OBLIGATIONS" means all reimbursement and other amounts, including, without limitation, fees and indemnities (to the extent not included in Policy Expenses), due to the Policy Provider under the Policy Provider Agreement but shall not include any interest on Policy Drawings other than Policy Provider Interest Obligations.

     "PREMIUM" means, with respect to any Security redeemed pursuant to Article 4 of the Indenture, the following percentage of the principal amount of such
Security: (i) if redeemed before the first anniversary of the Issuance Date, 1.5%; (ii) if redeemed on or after such first anniversary and before the second anniversary of the Issuance Date, 1.0%; and (iii) if redeemed on or after such second anniversary and before the third anniversary of the Issuance Date, 0.5%; PROVIDED that no Premium shall be payable in connection with a redemption made by the Company to satisfy the Maximum Collateral Ratio or Minimum Rotable Ratio requirement pursuant to Section 3.1 of the Collateral Maintenance Agreement.

     "PRIOR FUNDS" means, on any Distribution Date, any Drawing paid under the Liquidity Facility on such Distribution Date and any funds withdrawn from the Cash Collateral Account on such Distribution Date in respect of accrued interest on the Securities.

     "PROCEEDS   DEFICIENCY  DRAWING"  is  defined  in  Section  3.6(b)  of  the
Indenture.

     "PROPELLER" includes a part, appurtenance, and accessory of a propeller.

     "PROVIDER INCUMBENCY CERTIFICATE" is defined in Section 3.7(b) of the Indenture.

     "PROVIDER REPRESENTATIVES" is defined in Section 3.7(b) of the Indenture.

     "PURCHASE AGREEMENT" means the Purchase Agreement dated December 2, 2002 by and between the Initial Purchaser and the Company.

     "QIB" means a qualified institutional buyer as defined in Rule 144A.

     "QUALIFIED SPARE PARTS" has the meaning provided in clause (1) of the first paragraph in Section 2.01 of the Security Agreement.

     "RATING AGENCIES" means, collectively, at any time, each nationally recognized rating agency which shall have been requested by the Company to rate the Securities and which shall then be rating the Securities. The initial Rating Agency will be Moody's.

     "RATINGS CONFIRMATION" means, with respect to any action proposed to be taken, a written confirmation from each of the Rating Agencies that such action would not result in (i) a reduction of the rating for the Securities below the then current rating for the Securities (such rating as determined without regard to the Policy) or (ii) a withdrawal or suspension of the rating of the Securities.

     "RECORD DATE" means the fifteenth (15th) day preceding any Scheduled Interest Payment Date, whether or not a Business Day.

     "REDEMPTION DATE", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to the Indenture and such Security.

     "REFERENCE AGENCY AGREEMENT" means the Reference Agency Agreement, dated as of the Issuance Date, among the Company, WTC, as the reference agent thereunder, and the Trustee.

     "REGISTER" has the meaning provided in Section 2.8 of the Indenture.

     "REGISTRAR" has the meaning provided in Section 2.8 of the Indenture.

     "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated as of December 6, 2002, by and between the Company and the Initial Purchaser.

     "REGULATION S" means Regulation S under the Securities Act.

     "REGULATION S DEFINITIVE SECURITIES" is defined in Section 2.1(e) of the Indenture.

     "REGULATION  S  GLOBAL  SECURITY"  is  defined  in  Section  2.1(d)  of the
Indenture.

     "RELEVANT DATE" is defined in Section 3.6(c) of the Indenture.

     "REPLACEMENT LIQUIDITY FACILITY" means an irrevocable revolving credit agreement (or agreements) in substantially the form of the replaced Liquidity Facility, including reinstatement provisions, or in such other form (which may include a letter of credit) as shall permit the Rating Agencies to confirm in writing their respective ratings then in effect for the Securities (before downgrading of such ratings, if any, as a result of the downgrading of the Liquidity Provider), and be consented to by the Policy Provider, which consent shall not be unreasonably withheld or delayed, in a face amount (or in an aggregate face amount) equal to the amount of interest payable on the Securities (at the Capped Interest Rate, and without regard to expected future principal payments) on the eight Interest Payment Dates following the date of replacement of such Liquidity Facility (or if such date is an Interest Payment Date, on such day and the seven Interest Payment Dates following the date of replacement of such Liquidity Facility) and issued by a Person (or Persons) having unsecured short-term debt rating or issuer credit rating, as the case may be, issued by the Rating Agencies which are equal to or higher than the Threshold Rating. Without limitation of the form that a Replacement Liquidity Facility otherwise may have pursuant to the preceding sentence, a Replacement Liquidity Facility for the Securities may have a stated expiration date earlier than 15 days after the Final Legal Maturity Date so long as such Replacement Liquidity Facility provides for a Non-Extension Drawing as contemplated by Section 3.5(d) of the Indenture.

     "REQUEST" means a written request for the action therein specified signed on behalf of the Company by any Officer and delivered to the Trustee. Each Request shall be accompanied by an Officers' Certificate if and to the extent required by Section 12.4 of the Indenture.

     "REQUIRED AMOUNT" means, for any day, the sum of the aggregate amount of interest, calculated at the Capped Interest Rate, that would be payable on the Securities on each of the eight successive Interest Payment Dates immediately following such day or, if such day is an Interest Payment Date, on such day and the succeeding seven Interest Payment Dates, in each case calculated on the basis of the outstanding principal amount of the Securities on such date and without regard to expected future payments of principal on the Securities.

     "REQUIRED HOLDERS" means from time to time the Holders of more than 50% in aggregate unpaid principal amount of the Securities then Outstanding.

     "RESPONSIBLE OFFICER" means (i) with respect to the Trustee, any officer in the corporate trust administration department of the Trustee or any other officer customarily performing functions similar to those performed by the Persons who at the time shall be such officers or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with a particular subject, (ii) with respect to the Liquidity Provider, any authorized officer of the Liquidity Provider, and (iii) with respect to the Policy Provider, any authorized officer of the Policy Provider.

     "RESTRICTED DEFINITIVE SECURITIES" is defined in Section 2.1(e) of the Indenture.

     "RESTRICTED GLOBAL SECURITY" is defined in Section 2.1(c) of the Indenture.

     "RESTRICTED LEGEND" is defined in Section 2.2 of the Indenture.

     "RESTRICTED PERIOD" is defined in Section 2.1(d) of the Indenture.

     "RESTRICTED SECURITIES" are defined in Section 2.2 of the Indenture.

     "ROTABLE" means a Qualified Spare Part that wears over time and can be repeatedly restored to a serviceable condition over a period approximating the life of the flight equipment to which it relates.

     "ROTABLE RATIO" shall mean a percentage determined by dividing (i) the Fair Market Value of the Rotables, as set forth in the most recent Independent Appraiser's Certificate delivered by the Company pursuant to Article 2 of the Collateral Maintenance Agreement, as supplemented pursuant to Section 3.1 of the Collateral Maintenance Agreement, if applicable, by (ii) the aggregate principal amount of all Securities Outstanding minus the sum of the Cash Collateral held by the Collateral Agent.

     "RULE 144A" means Rule 144A under the Securities Act.

     "SALES" is defined in Section 3.2 of the Collateral Maintenance Agreement.

     "SCHEDULED INTEREST PAYMENT DATE" means each Interest Payment Date, without giving effect to the proviso to the definition of Interest Payment Date.

     "SCHEDULED PAYMENT DATE" means (i) with respect to any payment of interest, the Interest Payment Date applicable thereto, (ii) with respect to any payment of defaulted interest, the payment date established pursuant to Section 2.16,
(iii) with respect to amounts due on the redemption of any Security, the Redemption Date applicable thereto, and (iv) with respect to the final maturity of the Securities, December 6, 2007.

     "SEC" means the Securities and Exchange Commission and any government agency succeeding to its functions.

     "SECTION 1110" means Section 1110 of the Bankruptcy Code.

     "SECTION 1110 PERIOD" means the continuous period of (i) 60 days specified in Section 1110(a)(2)(A) of the Bankruptcy Code (or such longer period, if any, agreed to under Section 1110(b) of the Bankruptcy Code), plus (ii) an additional period, if any, commencing with the trustee or debtor-in-possession in such proceeding agreeing, with court approval, to perform its obligations under the Operative Documents within such 60 days (or longer period as agreed) and continuing until such time as such trustee or debtor-in-possession ceases to fully perform its obligations thereunder with the result that the period during which the Collateral Agent is prohibited from repossessing the collateral under any Collateral Agreement comes to an end.

     "SECURITIES" means the "Securities", as defined in the Indenture, that are issued under the Indenture.

     "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

     "SECURITY AGENT" means the Trustee acting in the capacity of security agent on behalf of the Holders under the Security Agreement.

     "SECURITY AGREEMENT" means the Spare Parts Security Agreement dated as of the date of the Indenture between the Company and the Security Agent.

     "SECURITYHOLDER" means any holder of one or more Securities.

     "SEMIANNUAL METHODOLOGY" means the Annual Methodology, excluding actions referred to in clauses (iii) and (iv) of the definition of Annual Methodology.

     "SEMIANNUAL VALUATION DATE" is defined in Section 2.2 of the Collateral Maintenance Agreement.

     "SERVICEABLE PARTS" means Pledged Spare Parts in condition satisfactory for incorporation in, installation on, attachment or appurtenance to or use in an Aircraft, Engine or other Qualified Spare Part.

     "SHELF REGISTRATION STATEMENT" means the shelf registration statement which may be required to be filed by the Company with the SEC pursuant to the Registration Rights Agreement, other than an Exchange Offer Registration Statement.

     "SPARE PART" means an accessory, appurtenance, or part of an Aircraft (except an Engine or Propeller), Engine (except a Propeller), Propeller, or Appliance, that is to be installed at a later time in an Aircraft, Engine, Propeller or Appliance.

     "SPARE PARTS COLLATERAL" has the meaning specified in Section 2.01 of the Security Agreement.

     "SPARE PARTS DOCUMENTS" has the meaning set forth in clause (6) of the first paragraph of Section 2.01 of the Security Agreement.

     "SPECIAL  DEFAULT"  means a Payment  Default  or a  Continental  Bankruptcy
Event.

     "SPECIAL RECORD DATE" has the meaning provided in Section 2.10 of the Indenture.

     "SPECIAL VALUATION DATE" is defined in Section 2.4 of the Collateral Maintenance Agreement.

     "STANDARD & POOR'S" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

     "STATED AMOUNT" means the Maximum Commitment (as defined in the Liquidity Facility).

     "STATED EXPIRATION DATE" is defined in Section 3.5(d) of the Indenture.

     "SUBORDINATED SECURITIES" is defined in Section 2.18 of the Indenture.

     "SUCCESSOR COMPANY" is defined in Section 5.4(a)(i) of the Indenture.

     "SUPPLEMENTAL SECURITY AGREEMENT" means a supplement to the Security Agreement substantially in the form of Exhibit A to the Security Agreement.

     "SUPPORT DOCUMENTS" means the Liquidity Facility, the Policy, the Policy Provider Agreement and the Fee Letters.

     "TAX" and "TAXES" mean any and all taxes, fees, levies, duties, tariffs, imposts, and other charges of any kind (together with any and all interest, penalties, loss, damage, liability, expense, additions to tax and additional amounts or costs incurred or imposed with respect thereto) imposed or otherwise assessed by the United States of America or by any state, local or foreign government (or any subdivision or agency thereof) or other taxing authority, including, without limitation: taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, or net worth and similar charges; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, taxes on goods and services, gains taxes, license, registration and documentation fees, customs duties, tariffs, and similar charges.

     "TERMINATION NOTICE" has the meaning assigned to such term in the Liquidity Facility.

     "THRESHOLD AMOUNT" means $2,000,000.

     "THRESHOLD RATING" means the short-term unsecured debt rating of P-1 by Moody's and A-1 by Standard & Poor's; PROVIDED that so long as the initial Liquidity Provider is the Liquidity Provider, the Threshold Rating shall apply to the Liquidity Guarantor.

     "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture; PROVIDED, HOWEVER, that in the event the TIA is amended after such date, "TIA" means, to the extent required by any such amendment, the TIA as so amended.

     "TRUST ACCOUNTS" is defined in Section 8.13(a) of the Indenture.

     "TRUST OFFICER" means any officer in the corporate trust department of the Trustee, or any other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

     "TRUSTEE" means the party named as such in the Indenture until a successor replaces it in accordance with the provisions of the Indenture and thereafter means the successor.

     "TRUSTEE INCUMBENCY CERTIFICATE" is defined in Section 3.7(a) of the Indenture.

     "TRUSTEE   PROVISIONS"   is  defined  in  Section  4.1  of  the  Collateral
Maintenance Agreement.

     "TRUSTEE REPRESENTATIVES" is defined in Section 3.7(a) of the Indenture.

     "UCC" means the Uniform Commercial Code as in effect in any applicable jurisdiction.

     "UNAPPLIED   PROVIDER  ADVANCE"  is  defined  in  the  Liquidity  Facility.

     "UNSERVICEABLE PARTS" means Pledged Spare Parts that are not Serviceable Parts.

     "U.S." or "UNITED STATES" means the United States of America.

     "U.S. AIR CARRIER" means any United States air carrier that is a Citizen of the United States holding an air carrier operating certificate issued pursuant to chapter 447 of title 49 of the United States Code for aircraft capable of carrying 10 or more individuals or 6000 pounds or more of cargo.

     "U.S. GOVERNMENT" means the federal government of the United States, or any instrumentality or agency thereof the obligations of which are guaranteed by the full faith and credit of the federal government of the United States.

     "U.S. GOVERNMENT OBLIGATIONS" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable at the option of the issuer thereof.

     "U.S. PERSON" means any Person described in Section 7701(a)(30) of the Code.

     "VALUATION DATES" is defined in Section 2.4 of the Collateral Maintenance Agreement.

     "WARRANTIES" is defined in clause (2) of Section 2.01 of the Security Agreement.

     "WRITTEN NOTICE" means, from the Trustee, the Liquidity Provider or the Policy Provider, a written instrument executed by the Designated Representative of such Person. An invoice delivered by the Liquidity Provider pursuant to
Section 3.1 of the Indenture in accordance with its normal invoicing procedures shall constitute Written Notice under such Section.

     "WTC" has the meaning specified in the first paragraph of the Indenture.

SECTION 2. RULES OF CONSTRUCTION. Unless the context otherwise requires, the following rules of construction shall apply for all purposes of the Operative Documents (including this appendix) and of such agreements as may incorporate this appendix by reference.

          (a) In each Operative Document, unless otherwise expressly provided, a reference to:

     (i) each of the Company, the Trustee, the Collateral Agent, the Security Agent or any other person includes, without prejudice to the provisions of any Operative Document, any successor in interest to it and any permitted transferee, permitted purchaser or permitted assignee of it;

     (ii) words importing the plural include the singular and words importing the singular include the plural;

     (iii) any agreement, instrument or document, or any annex, schedule or exhibit thereto, or any other part thereof, includes, without prejudice to the provisions of any Operative Document, that agreement, instrument or document, or annex, schedule or exhibit, or part, respectively, as amended, modified or supplemented from time to time in accordance with its terms and in accordance with the Operative Documents, and any agreement, instrument or document entered into in substitution or replacement therefor;

     (iv) any provision of any Law includes any such provision as amended, modified, supplemented, substituted, reissued or reenacted prior to the Closing Date, and thereafter from time to time;

     (v) the words "Agreement", "this Agreement", "hereby", "herein", "hereto", "hereof" and "hereunder" and words of similar import when used in any Operative Document refer to such Operative Document as a whole and not to any particular provision of such Operative Document;

     (vi) the words "including", "including, without limitation", "including, but not limited to", and terms or phrases of similar import when used in any Operative Document, with respect to any matter or thing, mean including, without limitation, such matter or thing; and

     (vii) a "Section", an "Exhibit", an "Annex", an "Appendix" or a "Schedule" in any Operative Document, or in any annex thereto, is a reference to a section of, or an exhibit, an annex, an appendix or a schedule to, such Operative Document or such annex, respectively.

          (b) Each exhibit, annex, appendix and schedule to each Operative Document is incorporated in, and shall be deemed to be a part of, such Operative Document.

          (c) Unless otherwise  defined or specified in any Operative  Document,
all   accounting   terms  therein   shall  be  construed   and  all   accounting
determinations thereunder shall be made in accordance with GAAP.

          (d) Headings used in any Operative Document are for convenience only and shall not in any way affect the construction of, or be taken into consideration in interpreting, such Operative Document.

          (e) For purposes of each Operative Document, the occurrence and continuance of a Default or Event of Default referred to in Section 7.1(d), (e) or (f) of the Indenture shall not be deemed to prohibit the Company from taking any action or exercising any right that is conditioned on no Special Default, Default or Event of Default having occurred and be continuing if such Special Default, Default or Event of Default consists of the institution of reorganization proceedings with respect to the Company under Chapter 11 of the Bankruptcy Code and the trustee or debtor-in-possession in such proceedings shall have agreed to perform its obligations under the Operative Documents with the approval of the applicable court and thereafter shall have continued to perform such obligations in accordance with Section 1110.

                                                                       EXHIBIT A

                               [FORM OF SECURITY]


[THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THIS SECURITY OR THE LAST DATE ON WHICH THIS SECURITY WAS HELD BY CONTINENTAL AIRLINES, INC. OR ANY AFFILIATE OF CONTINENTAL AIRLINES, INC. RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO CONTINENTAL AIRLINES, INC., (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE
SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT; AND (3) AGREES THAT IF IT SHOULD RESELL OR OTHERWISE TRANSFER THIS SECURITY IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THIS SECURITY OR THE LAST DATE ON WHICH THIS SECURITY WAS HELD BY CONTINENTAL AIRLINES, INC. OR ANY AFFILIATE OF CONTINENTAL AIRLINES, INC., THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS SECURITY TO CONTINENTAL AIRLINES, INC. OR ITS AGENT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE

SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS.]<F1>

[UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO CONTINENTAL AIRLINES, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IN EXCHANGE FOR THIS SECURITY IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 2.5 AND
2.6 OF THE INDENTURE REFERRED TO HEREIN.]<F2>










------------------
<F1>
To be included on the face of each Restricted Security.
<F2>
To be included on the face of each Global Security.

No. [    ]                                       CUSIP/Common Code No. [       ]
     ----                                                               -------
                                                                   $[          ]
                                                                     ----------

                       [[REGULATION S] GLOBAL SECURITY]<F3>

            [INITIAL] [EXCHANGE] FLOATING RATE SECURED NOTE DUE 2007

     CONTINENTAL  AIRLINES,   INC.,  a  Delaware  corporation  (the  "Company"),
promises to pay to [__________], or the registered assignee thereof, the principal sum of $[_______] Dollars (the "Principal Amount") on December 6, 2007, subject to earlier payment as provided in the Indenture referred to herein. This Security shall bear interest on the unpaid Principal Amount from time to time outstanding from the most recent Interest Payment Date to which interest has been paid (or, if no interest has been paid under the Indenture, from December 6, 2002) at a rate annum for each Interest Period equal to the Debt Rate for such Interest Period (calculated on the basis of a year of 360 days and actual days elapsed during the period for which such amount accrues). The Company shall pay accrued interest in arrears on each March 6, June 6, September 6 and December 6 of each year, commencing March 6, 2003 (or, if not a Business Day, the next succeeding Business Day) (an "Interest Payment Date") until the Principal Amount has been paid in full, PROVIDED that if such payment in full is not made on an Interest Payment Date, accrued interest shall be paid on the date of such payment in full rather than the next Interest Payment Date. Interest shall accrue with respect to the first but not the last day of each Interest Period. This Security shall bear interest, payable on demand, at the Payment Due Rate (calculated on the basis of a year of 360 days and actual days elapsed during the period for which such amount accrues) on any part of the Principal Amount and, to the extent permitted by applicable Law, interest and any other amounts payable hereunder not paid when due, in each case for the period the same is overdue. Amounts shall be overdue if not paid when due (whether at stated maturity, by acceleration or otherwise). Notwithstanding anything to the contrary contained herein, if any date on which a payment under this Security becomes due and payable is not a Business Day, then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest payable.

     1. GENERAL. This Security is one of a duly authorized issue of securities of the Company designated as "[Initial] [Exchange] Floating Rate Secured Notes due 2007" (herein, called the "Securities"), limited in aggregate principal amount to $200,000,000, issued, authenticated and delivered pursuant to the Indenture, dated as of December 6, 2002 (the "Indenture"), among the Company, Wilmington Trust Company, as Trustee (the "Trustee"), Morgan Stanley Capital Services Inc., as Liquidity Provider, and MBIA Insurance Corporation, as Policy Provider. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Indenture. This Security is subject to the terms, provisions and conditions of the Indenture and those made



------------------
<F3>
To be included on the face of each Global Security applicable to the Indenture by the TIA. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. Reference is hereby made to the Indenture, the TIA, the Security Agreement, the other Operative Documents and the Support Documents for a complete statement of the rights and obligations of the holders of, and the nature and extent of the security for, this Security. By virtue of its acceptance hereof the Securityholder of this Security assents to and agrees to be bound by the provisions of the Indenture.

     2. RECORD DATES. The Person in whose name any Security is registered at the close of business on the fifteenth day preceding a Scheduled Interest Payment Date shall be entitled to receive the interest payable on the applicable Interest Payment Date to the extent provided by such Security, except if and to the extent the Company shall default in the payment of the interest due on such Interest Payment Date, in which case defaulted interest shall be paid to the Person in whose name the Security is registered at the close of business on the subsequent record date established by notice given by mail by or on behalf of the Company to the Holders of Securities pursuant to the Indenture.

     3. OPTIONAL REDEMPTION. The Company may redeem the Securities at any time in whole or (so long as no Payment Default has occurred and is continuing) in part (in any integral multiple of $1,000) at its sole option at a redemption price equal to the sum of 100% of the principal amount of, accrued and unpaid interest on, and Premium, if any, and Break Amount, if any, with respect to, the redeemed Securities to and including the Redemption Date. "Premium" means, with respect to any Security redeemed pursuant to the Indenture, the following percentage of the principal amount of such Security: (i) if redeemed before the first anniversary of the Issuance Date, 1.5%; (ii) if redeemed on or after such first anniversary and before the second anniversary of the Issuance Date, 1.0%; and (iii) if redeemed on or after such second anniversary and before the third anniversary of the Issuance Date, 0.5%; PROVIDED that no Premium shall be payable in connection with a redemption made by the Company to satisfy the Maximum Collateral Ratio or Minimum Rotable Ratio requirement pursuant to
Section 3.1 of the Collateral Maintenance Agreement. The Trustee shall mail a notice of any redemption at least 15 days but not more than 60 days before the Redemption Date to each Holder whose Securities are to be redeemed at his registered address. If the Trustee gives notice of redemption but the Company fails to pay when due all amounts necessary to effect such redemption, such redemption shall be deemed revoked and no amount shall be due as a result of notice of redemption having been given. Securities called for redemption shall cease to bear interest on and after the Redemption Date (unless the Company shall fail to pay the redemption price). Upon surrender to the Paying Agent, such Securities shall be paid the redemption price.

     4. METHOD OF PAYMENT. The Paying Agent shall distribute amounts payable to each Securityholder by check mailed to such Securityholder at its address appearing in the Register, except that with respect to Securities registered on the applicable Record Date in the name of a Clearing Agency (or its nominee), such distribution shall be made by wire transfer in immediately available funds to the account designated by such Clearing Agency (or such nominee). The Company shall not have any responsibility for the distribution of such payments to any Securityholder. Any payment made hereunder shall be made without any presentment or surrender of this Security, except that, in the case of the final payment in respect of this Security, this Security shall be surrendered to the Paying Agent for cancellation against receipt of such payment.

     5. CREDIT SUPPORT. The Company's obligations with respect to the Securities are secured by a lien on the Pledged Spare Parts and certain other property of the Company. In addition, the Trustee has entered into a Liquidity Facility under which the Liquidity Provider is obligated to make advances to the Trustee in an aggregate amount sufficient to pay interest on the Securities up to eight successive quarterly Interest Payment Dates. The Trustee is also the beneficiary of the Policy under which the Policy Provider is obligated to honor drawings to cover interest on the Securities when due and principal of the Securities no later than 24 months after the Final Scheduled Payment Date of the Securities.

     6. REGISTRAR AND PAYING AGENT. The Company shall maintain an office or agency where Securities eligible for transfer or exchange may be presented for registration of transfer or for exchange, and an office or agency where Securities may be presented for payment. Initially, the Trustee will act as Registrar and Paying Agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such.

     7. DENOMINATIONS, TRANSFER AND EXCHANGE. The Securities shall be issued only in fully registered form without coupons and [only in denominations of $100,000 or integral multiples of $1,000 in excess thereof,]<F4> [in denominations of $1,000 or integral multiples thereof,]<F5> except that one Security may be issued in a different denomination. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. No transfer shall be effected until, and such transferee shall succeed to the rights of a Securityholder only upon, final acceptance and registration of the transfer by the Registrar in the Register. No service charge shall be made to a Securityholder for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Securities.

     8. PERSONS DEEMED OWNERS. Prior to the registration of any transfer of a Security by a Securityholder as provided in the Indenture, the Company, the Registrar, the Paying Agent and the Trustee shall deem and treat the person in whose name the Security is registered on the Register as the absolute owner and holder thereof for the purpose of receiving payment of all amounts payable with respect to such Security and for all other purposes, and none of the Company, the Registrar, the Paying Agent or the Trustee shall be affected by any notice to the contrary.

     9. AMENDMENTS AND WAIVERS. The Company and the Trustee or the Collateral Agent, as the case may be, may amend or supplement the Indenture, the



------------------
<F4>
To be used for Initial Securities.
<F5>
To be used for Exchange Securities.

Securities, or any of the other Operative Documents and, upon request of the Company, the Trustee shall amend or supplement the Support Documents, in each case only with the written consent of the Controlling Party, PROVIDED that certain amendments, supplements and waivers may not be made without the consent of each Securityholder affected thereby. Any consent by the Securityholder of this Security shall be conclusive and binding on such Securityholder and upon all future Securityholders of this Security and of any Security issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon such Security. Without the consent of the Controlling Party or any Holder, the Indenture, the Securities, any of the Operative Documents and any of the Support Documents may be amended to, among other things, cure any ambiguity, defect or inconsistency or to make any other change not inconsistent with the provisions of the Indenture, provided that such action does not materially adversely affect the interests of any Securityholder.

     10. DEFAULTS AND REMEDIES. Events of Default under the Indenture include the following: (a) failure by the Company to pay (1) principal of, interest on, Premium, if any, or Break Amount, if any, with respect to any Security when due, and such failure shall continue unremedied for a period of 10 Business Days thereafter (it being understood that any amount distributed to Securityholders in respect of the foregoing from funds provided by the Policy Provider, the Liquidity Provider or a Cash Collateral Account shall not be deemed to cure such Default) or (2) any other amount payable by it to the Holders under the Indenture or any Operative Document when due, and such failure shall continue for a period in excess of 10 Business Days after the Company has received written notice from the Trustee of the failure to make such payment when due;
(b) failure by the Company to observe and perform in any material respect any other covenant, agreement or obligation set forth in the Indenture or in any other Operative Documents, with such failure continuing after notice and specified cure periods; (c) any representation or warranty made by the Company in the Indenture or any other Operative Document (1) shall prove to have been untrue or inaccurate in any material respect as of the date made, (2) such untrue or inaccurate representation or warranty is material at the time in question and (3) the same shall remain uncured following notice; and (d) the occurrence of certain events of bankruptcy, reorganization or insolvency of the Company. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Controlling Party may, by notice to Company and the Trustee, and the Trustee shall, upon the request of the Controlling Party, declare all unpaid principal of, accrued interest on, Premium, if any, and Break Amount, if any, with respect to the Securities Outstanding and other amounts otherwise payable under the Indenture, if any, to be due and payable immediately. In the case of an Event of Default arising from certain events of bankruptcy, reorganization or insolvency, such amounts shall automatically become and be immediately due and payable without further action or notice. Under certain circumstance, the Controlling Party by notice to the Trustee may rescind an acceleration and its consequences.

     If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, interest on, or Premium, if any, or Break Amount, if any, with respect to, the Securities or other amounts otherwise payable under the Indenture, if any. Subject to the Indenture, so long as an Event of Default has occurred and is continuing, the Controlling Party by notice to the Trustee may authorize the Trustee to waive an existing Default or Event of Default and its consequences. The Controlling Party may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee (as Trustee or Collateral Agent, subject, in the case of any actions based on the status of the Trustee as Collateral Agent, to any limitations otherwise expressly provided for in the Operative Documents) or exercising any trust or power conferred on it; provided that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. The Trustee may withhold from Securityholders notice of any continuing default (except a default in payment of principal, interest, Premium or Break Amount) if it determines in good faith that withholding notice is in their interests. The above description of Events of Default and remedies is qualified by reference, and subject in its entirety to the more complete description thereof contained in the Indenture.

     11. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company shall not have any personal liability for any obligations of the Company under the Securities, the Indenture or the other Operative Documents by reason of his or her status as such director, officer, employee or stockholder. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

     12. AUTHENTICATION. This Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until the certificate of authentication attached hereto has been executed by the manual signature of an authorized signatory of the Trustee or an authenticating agent appointed by the Trustee.

     13. UNCLAIMED MONEY. If money deposited with the Trustee or any Paying Agent in trust for the payment of the principal of, interest on, or Premium, if any, or Break Amount, if any, with respect to, any Security and unclaimed for two (2) years after such principal, interest, Premium, if any, or Break Amount, if any, has become due and payable shall be paid to the Company on its request, subject to any applicable abandoned property law, and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof.

     14. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

     15. CUSIP NUMBERS. The Company in issuing this Security may use a "CUSIP" number (if then generally in use) and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED, HOWEVER, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

     [16. REGISTRATION. The Holder of this Security is entitled to the benefits of the Registration Rights Agreement. In the event that no Registration Event (as defined in the Registration Rights Agreement) occurs on or prior to the 210th day after the Issuance Date, the Debt Rate shall be increased by an additional margin equal to 0.50%, from and including such 210th day to and excluding the earlier of (i) the date on which a Registration Event occurs and
(ii) the date on which there ceases to be any Registrable Securities (as defined in the Registration Rights Agreement); or if the Shelf Registration Statement (as defined in the Registration Rights Agreement) (if it is filed), after being declared effective by the SEC, ceases to be effective at any time during the period specified by Section 2(b)(B) of the Registration Rights Agreement for more than 60 days, whether or not consecutive, during any 12-month period, the Debt Rate shall be increased by an additional margin equal to 0.50% from and including the 61st day of the applicable 12-month period such Shelf Registration Statement ceases to be effective to and excluding the date on which the Shelf Registration Statement again becomes effective (or, if earlier, the end of the period specified by Section 2(b)(B) of the Registration Rights Agreement); PROVIDED that the additional margin added to the Debt Rate pursuant to this section shall never exceed 0.50% at any time.]<F6>

     [17. HOLDERS' COMPLIANCE WITH REGISTRATION RIGHTS AGREEMENT. Each Holder of a Security, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including, without limitation, the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein.]<F7>

     18. GOVERNING LAW. THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     The Company will furnish to any Holder of this Security, upon written request and without charge, a copy of the Indenture. Request may be made to:
Continental Airlines,  Inc., 1600 Smith Street, Houston, Texas 77002, Attention:
Corporate Secretary.

------------------
<F6>
To be included only on each Initial Certificate.
<F7>
To be included only on each Initial Certificate.

     IN WITNESS WHEREOF, the Company has caused this Security to be duly executed in its corporate name by its officer thereunto duly authorized on the date hereof.

Dated:



                                               CONTINENTAL AIRLINES, INC.


                                               By:
                                                  -----------------------
                                                  Name:
                                                  Title:


                                               By:
                                                  -----------------------
                                                  Name:
                                                  Title:

             [FORM OF THE TRUSTEE'S CERTIFICATE OF AUTHENTICATION]



                     This is one of the Securities referred
                              to in the Indenture.





                                               WILMINGTON TRUST COMPANY,
                                                  not in its individual capacity
                                                  but solely as Trustee


                                               By:
                                                  ------------------------------
                                                        Authorized Officer

                             FORM OF TRANSFER NOTICE



           FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

INSERT TAXPAYER IDENTIFICATION NO.


--------------------

--------------------

please print or typewrite name and address including zip code of assignee

--------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing




--------------------
attorney to transfer said Security on the books of the Registrar with full power of substitution in the premises.




                    [THE FOLLOWING PROVISION TO BE INCLUDED

                               ON ALL SECURITIES,

                          EXCEPT REGULATION S GLOBAL,

          REGULATION S DEFINITIVE SECURITIES AND EXCHANGE SECURITIES]

           In connection with any transfer of this Certificate occurring prior to the date that is the earlier of the date of an effective Registration Statement or the date two years after the later of the original issuance of this Security or the last date on which this Security was held by Continental Airlines, Inc. or any affiliate of Continental Airlines, Inc., the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   [CHECK ONE]

[_] (a) this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       OR

[_] (b) this Security is being transferred other than in accordance with (a) above and documents are being furnished that comply with the conditions of transfer set forth in this Security and the Indenture.

If neither of the foregoing boxes is checked, the Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.6 of the Indenture shall have been satisfied.

Date:[___________, __]       [Name of Transferor]
                             -------------------------------------

                             NOTE: The signature must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.


Signature Guarantee:
                     --------------------------

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:[___________, __]
                             -------------------------------------
                             NOTE:  To be executed by an executive officer.

                                                                       EXHIBIT B


             FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION WITH
                TRANSFERS OF SECURITIES PURSUANT TO REGULATION S

                                                          [_____________,____]

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE 19890-0001
Attention:  Corporate Trust Administration

     Re: FLOATING RATE SECURED NOTES DUE 2007 (THE "SECURITIES")

Ladies and Gentlemen:

     In connection with our proposed sale of US $[______] of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended, and, accordingly, we represent that:

           (1) the offer of the Securities was not made to a person in the United States;

           (2) either (a) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

           (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(a) or Rule 904(a) of Regulation S, as applicable; and

           (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

     In addition, if the sale is made during a restricted period and the provisions of Rule 903(b)(2) or Rule 904(b)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2) or Rule 904(b)(1), as the case may be.

     You and Continental Airlines, Inc. are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.


                                             Very truly yours,



                                             [Name of Transferor]

                                                                       EXHIBIT C


                FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION
                         WITH TRANSFERS OF SECURITIES TO
                   NON-QIB INSTITUTIONAL ACCREDITED INVESTORS

                                                    [_______________,_____]


Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE 19890-0001
Attention:  Corporate Trust Administration

Continental Airlines, Inc.
1600 Smith Street
Houston, Texas 77002
                              CONTINENTAL AIRLINES
             Floating Rate Secured Notes due 2007 (the "Securities")
                            ________________________

Ladies and Gentlemen:

     In connection with our proposed purchase of U.S. $[_____________] of Securities (the "Purchased Securities"), we confirm that:

           1. We understand that any subsequent transfer of the Purchased Securities is subject to certain restrictions and conditions set forth in the Indenture, dated as of December 6, 2002, among Continental Airlines, Inc. (the "Company"), Wilmington Trust Company (the "Trustee"), Morgan Stanley Capital Services Inc., as Liquidity Provider, and MBIA Insurance Corporation, as Policy Provider, relating to the Securities, and we agree to be bound by, and not to resell, pledge or otherwise transfer the Purchased Securities except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

           2. We are purchasing Securities having an aggregate principal amount of not less than $100,000 and each account (if any) for which we are purchasing Securities is purchasing Securities having an aggregate principal amount of not less than $100,000.

           3. We understand that the Purchased Securities have not been registered under the Securities Act, that the Purchased Securities are being sold to us in a transaction that is exempt from the registration requirements of the Securities Act and that the Purchased Securities may not be offered or resold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that, if we should sell any Purchased Securities within two years after the later of the original issuance of such Purchased Securities and the last date on which such Purchased Securities are owned by the Company or any affiliate of the Company, we will do so only (A) to the Company, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (D) pursuant to the exemption from registration provided by Rule 144 under the Securities Act or (E) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Purchased Securities from us a notice advising such purchaser that resales of the Purchased Securities are restricted as stated herein.

           4. We  understand  that,  on any  proposed  resale  of any  Purchased
     Securities, we will be required to furnish to the Company and the Trustee such certifications, legal opinions and other information as the Company and the Trustee may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Purchased Securities purchased by us will bear a legend to the foregoing effect.

           5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Purchased Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investments.

           6. We are acquiring the Purchased Securities for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion and not with a view to any distribution of the Purchased Securities, subject, nevertheless to the understanding that the disposition of our property shall at all times be and remain within our control.

     You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy thereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.


                                            Very truly yours,



                                             By:
                                                -------------------------------
                                                Name:
                                                Title: